As filed with the U.S. Securities and Exchange Commission on June 20, 2013

File Nos. 333-92935 and 811-09729

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 908	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 908	☒
(Check appropriate box or boxes)

iShares Trust

(Exact Name of Registrant as Specified in Charter)

c/o State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 670-2000

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copies to:

MARGERY K. NEALE, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	BENJAMIN J. HASKIN, ESQ. WILLKIE FARR & GALLAGHER LLP 1875 K STREET, N.W. WASHINGTON, D.C. 20006-1238	EDWARD BAER, ESQ. BLACKROCK FUND ADVISORS 400 HOWARD STREET SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On July 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 1, 2013
2013 Prospectus
►	iShares 10+ Year Credit Bond ETF | CLY | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“BofA Merrill Lynch” and the “The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM” are service marks of Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its affiliates, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 10+ YEAR CREDIT BOND ETF
Ticker: CLY	Stock Exchange: NYSE Arca
Investment Objective
The iShares 10+ Year Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of long-term, investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index (the “Underlying Index”), which is a broad, market-value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and Yankee bond markets. Component securities include publicly-issued debt of U.S. corporations and U.S. dollar-denominated, publicly-issued debt of non-U.S. corporations, non-U.S. government debt and supranational debt. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include sovereign entities, and financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The securities in the Underlying Index have $250 million or more of outstanding face value, and have at least 10 years remaining to maturity or the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a fixed coupon schedule (or at least 10 years before the last call prior to the date the bond transitions from a fixed-rate to a floating-rate security). The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month.
As of December 31, 2012, the Underlying Index consisted of 1,550 U.S. dollar-denominated issues of supranational and national entities of, and corporate entities whose principal place of business is in, the following countries or regions: Aruba, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Finland, France, Germany, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Kazakhstan, Malaysia, Malta, Mexico, Morocco, the Netherlands, Norway, Panama, Peru, Poland, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Switzerland, Thailand, Trinidad & Tobago, the United Arab Emirates, the United Kingdom, the United States and Uruguay.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax
S-2

performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest
S-3

rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial
S-4

condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to U.S. Economic Risk.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of
S-5

these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT

THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
S-6

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -2.11%.
The best calendar quarter return during the periods shown above was 6.52% in the 3rd quarter of 2010; the worst was -3.23% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 12/8/2009)
Return Before Taxes	12.91%	12.36%
Return After Taxes on Distributions[1]	11.14%	10.45%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.34%	9.46%
The BofA Merrill Lynch 10+ Year US Corporate & Yankees Index (Index returns do not reflect deductions for fees, expenses, or taxes)	13.49%	12.98%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares 10+ Year Credit Bond Fund to the iShares 10+ Year Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those
2

securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance,
3

before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that
4

become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
5

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of
6

the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these countries and regions and may adversely affect their economies.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt
7

obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing
8

plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Central and South American Economic Risk. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic
9

downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com.
10

Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
11

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain
12

losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are
13

unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CLY.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial
14

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time)
15

on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
16

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be
17

taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
18

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
19

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and
20

expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$6,054,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact
21

your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Period from Dec. 8, 2009[a] to Feb. 28, 2010
Net asset value, beginning of period	$ 59.51	$ 52.53	$ 50.60	$ 50.63
Income from investment operations:
Net investment income[b]	2.65	2.72	2.88	0.65
Net realized and unrealized gain (loss)[c]	1.59	6.88	1.85	(0.28)
Total from investment operations	4.24	9.60	4.73	0.37
Less distributions from:
Net investment income	(2.70)	(2.62)	(2.80)	(0.40)
Total distributions	(2.70)	(2.62)	(2.80)	(0.40)
Net asset value, end of period	$ 61.05	$ 59.51	$ 52.53	$ 50.60
Total return	7.22%	18.81%	9.62%	0.68% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$421,254	$196,391	$21,014	$10,120
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	4.33%	4.79%	5.47%	5.79%
Portfolio turnover rate[f]	10%	6%	37%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
22

Index Provider
BofA Merrill Lynch compiles and publishes the Underlying Index. BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. Under the terms of the license agreement, the Trust is permitted to use the Underlying Index at no charge.
BofA Merrill Lynch is not affiliated with the Trust, BFA or its affiliates, State Street, or the Distributor.
Disclaimers
“BofA Merrill Lynch” and the Underlying Index are reprinted with permission. (c)Copyright 2013 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Fund is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by BFA or its affiliates on behalf of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the Underlying Index, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to BFA or its affiliates, the Fund or the shareholders of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has an obligation to take the needs of BFA or its affiliates, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the Underlying Index to BFA or its affiliates or the Fund beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of shares of the Fund.
23

BofA Merrill Lynch and its affiliates do not provide investment advice to BFA or its affiliates or the Fund and are not responsible for the performance of the Fund.
NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND BFA OR ITS AFFILIATES.
No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to
24

be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
25

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	4	1.29%
Greater than 1.5% and Less than 2.0%	9	2.90
Greater than 1.0% and Less than 1.5%	42	13.55
Greater than 0.5% and Less than 1.0%	92	29.68
Between 0.5% and -0.5%	156	50.32
Less than -0.5% and Greater than -1.0%	7	2.26
	310	100.00%
26

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns						Cumulative Total Returns
Year Ended 2/28/13			Inception to 2/28/13*			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.22%	7.58%	8.40%	11.13%	11.16%	11.74%	40.58%	40.69%	43.10%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/8/09). The first day of secondary market trading in shares of the Fund was 12/9/09.
27

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CLY-0713

July 1, 2013
2013 Prospectus
►	iShares 1-3 Year Credit Bond ETF | CSJ | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 1-3 YEAR CREDIT BOND ETF
Ticker: CSJ	Stock Exchange: NYSE Arca
Investment Objective
The iShares 1-3 Year Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and three years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 976 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and primarily include agency securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying
Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental
S-2

characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund may also invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their
S-3

obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over
S-4

longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The
Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to U.S. Economic Risk.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal
S-5

or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the
Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.30%.
The best calendar quarter return during the periods shown above was 5.09% in the 2nd quarter of 2009; the worst was
-3.00% in the 3rd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	3.28%	3.73%	4.02%
Return After Taxes on Distributions[1]	2.71%	2.73%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.13%	2.60%	2.78%
Barclays U.S. 1-3 Year Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	3.69%	4.23%	4.49%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 1-3 Year Credit Bond Fund to the iShares 1-3 Year Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those
2

securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance,
3

before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that
4

become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
5

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government.
6

Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key
7

trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these countries and regions and may adversely affect their economies.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar
8

exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security
9

that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice
10

President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly
11

by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight
12

funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CSJ.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly
13

through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The
14

quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments
15

using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and
16

trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial
17

U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
18

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems
19

a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$10,538,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may
20

make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 104.85	$ 104.51	$ 103.89	$ 97.31	$ 103.09
Income from investment operations:
Net investment income[a]	1.59	1.92	2.44	3.70	4.44
Net realized and unrealized gain (loss)[b]	0.66	0.36	0.73	6.66	(6.21)
Total from investment operations	2.25	2.28	3.17	10.36	(1.77)
Less distributions from:
Net investment income	(1.63)	(1.94)	(2.51)	(3.78)	(4.01)
Net realized gain	−	−	(0.04)	(0.00) [c]	−
Total distributions	(1.63)	(1.94)	(2.55)	(3.78)	(4.01)
Net asset value, end of year	$ 105.47	$ 104.85	$ 104.51	$ 103.89	$ 97.31
Total return	2.16%	2.19%	3.13%	10.84%	(1.74)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$9,829,346	$9,132,075	$7,650,194	$5,547,921	$1,158,031
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.51%	1.84%	2.34%	3.62%	4.50%
Portfolio turnover rate[d]	8%	8%	12%	23%	67%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
22

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
23

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	1.61%
Between 0.5% and -0.5%	305	98.39
	310	100.00%

25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.16%	2.13%	2.61%	3.24%	3.15%	3.76%	3.96%	3.97%	4.42%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.16%	2.13%	2.61%	17.27%	16.75%	20.26%	26.95%	27.02%	30.52%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CSJ-0713

July 1, 2013
2013 Prospectus
►	iShares 1-3 Year Treasury Bond ETF | SHY | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 1-3 Year Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 1-3 YEAR TREASURY BOND ETF
Ticker: SHY	Stock Exchange: NYSE Arca
Investment Objective
The iShares 1-3 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 1-3 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of December 31, 2012, there were 71 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included
S-2

in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure
S-3

to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.07%.
The best calendar quarter return during the periods shown above was 3.09% in the 1st quarter of 2008; the worst was
-1.16% in the 2nd quarter of 2004.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	0.31%	2.20%	2.61%
Return After Taxes on Distributions[1]	0.18%	1.65%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.20%	1.57%	1.75%
Barclays U.S. 1-3 Year Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	0.43%	2.35%	2.73%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-5

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-6

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 1-3 Year Treasury Bond Fund to the iShares 1-3 Year Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
6

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
7

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
8

Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “SHY.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
9

of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
10

responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
11

sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as
12

paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
13

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the
14

1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
$8,444,000	100,000	N/A	3.0%	2.0%
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 84.40	$ 83.93	$ 83.65	$ 83.99	$ 84.13
Income from investment operations:
Net investment income[a]	0.29	0.61	0.84	1.24	2.54
Net realized and unrealized gain[b]	0.07	0.51	0.29	0.36	0.12
Total from investment operations	0.36	1.12	1.13	1.60	2.66
Less distributions from:
Net investment income	(0.30)	(0.65)	(0.85)	(1.34)	(2.80)
Net realized gain	−	−	−	(0.60)	−
Total distributions	(0.30)	(0.65)	(0.85)	(1.94)	(2.80)
Net asset value, end of year	$ 84.46	$ 84.40	$ 83.93	$ 83.65	$ 83.99
Total return	0.43%	1.34%	1.35%	1.94%	3.22%
Ratios/Supplemental data:
Net assets, end of year (000s)	$7,457,820	$10,651,727	$7,948,184	$8,348,484	$7,323,761
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	0.34%	0.72%	1.00%	1.48%	3.05%
Portfolio turnover rate[c]	104%	72%	85%	62%	37%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	309	99.68%
Less than -0.5%	1	0.32
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.43%	0.42%	0.56%	1.65%	1.64%	1.81%	2.58%	2.57%	2.70%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.43%	0.42%	0.56%	8.54%	8.50%	9.36%	28.95%	28.89%	30.48%
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SHY-0713

July 1, 2013
2013 Prospectus
►	iShares 3-7 Year Treasury Bond ETF | IEI | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 3-7 Year Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 3-7 YEAR TREASURY BOND ETF
Ticker: IEI	Stock Exchange: NYSE Arca
Investment Objective
The iShares 3-7 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 3-7 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of December 31, 2012, there were 95 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA
S-2

believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track
S-3

the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.18%.
The best calendar quarter return during the periods shown above was 7.40% in the 4th quarter of 2008; the worst was
-2.95% in the 2nd quarter of 2009.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-5

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	2.09%	5.47%	6.17%
Return After Taxes on Distributions[1]	1.78%	4.69%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.36%	4.24%	4.77%
Barclays U.S. 3-7 Year Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.19%	5.63%	6.31%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 3-7 Year Treasury Bond Fund to the iShares 3-7 Year Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
6

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
7

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
8

Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IEI.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
9

of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
10

responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
11

sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as
12

paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
13

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the
14

1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$12,347,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 121.93	$ 114.65	$ 112.36	$ 112.99	$ 109.90
Income from investment operations:
Net investment income[a]	0.95	1.89	2.41	2.60	3.29
Net realized and unrealized gain[b]	1.51	7.37	2.29	0.19	3.02
Total from investment operations	2.46	9.26	4.70	2.79	6.31
Less distributions from:
Net investment income	(1.01)	(1.98)	(2.41)	(2.61)	(3.22)
Net realized gain	−	−	−	(0.81)	−
Total distributions	(1.01)	(1.98)	(2.41)	(3.42)	(3.22)
Net asset value, end of year	$ 123.38	$ 121.93	$ 114.65	$ 112.36	$ 112.99
Total return	2.02%	8.14%	4.23%	2.52%	5.84%
Ratios/Supplemental data:
Net assets, end of year (000s)	$2,134,459	$2,255,765	$1,272,575	$910,092	$847,401
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	0.77%	1.57%	2.09%	2.33%	2.98%
Portfolio turnover rate[c]	51%	38%	89%	89%	55%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.32%
Between 0.5% and -0.5%	309	99.68
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.02%	2.05%	2.12%	4.53%	4.52%	4.70%	6.01%	6.02%	6.14%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.02%	2.05%	2.12%	24.77%	24.71%	25.81%	43.22%	43.25%	44.30%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IEI-0713

July 1, 2013
2013 Prospectus
►	iShares 7-10 Year Treasury Bond ETF | IEF | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 7-10 Year Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 7-10 YEAR TREASURY BOND ETF
Ticker: IEF	Stock Exchange: NYSE Arca
Investment Objective
The iShares 7-10 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 7-10 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of December 31, 2012, there were 21 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA
S-2

believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track
S-3

the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.06%.
The best calendar quarter return during the periods shown above was 12.23% in the 4th quarter of 2008; the worst was -5.25% in the 2nd quarter of 2009.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-5

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	4.06%	7.73%	5.99%
Return After Taxes on Distributions[1]	3.41%	6.58%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.64%	5.98%	4.38%
Barclays U.S. 7-10 Year Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	4.16%	7.86%	6.05%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 7-10 Year Treasury Bond Fund to the iShares 7-10 Year Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
6

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
7

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
8

Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IEF.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
9

of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
10

responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
11

sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as
12

paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
13

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the
14

1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
$10,739,000	100,000	N/A	3.0%	2.0%
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 105.16	$ 93.41	$ 90.88	$ 93.63	$ 90.66
Income from investment operations:
Net investment income[a]	1.82	2.57	2.90	3.09	3.57
Net realized and unrealized gain (loss)[b]	1.98	11.83	2.60	(2.30)	3.04
Total from investment operations	3.80	14.40	5.50	0.79	6.61
Less distributions from:
Net investment income	(1.87)	(2.65)	(2.97)	(3.03)	(3.64)
Net realized gain	−	−	−	(0.51)	−
Total distributions	(1.87)	(2.65)	(2.97)	(3.54)	(3.64)
Net asset value, end of year	$ 107.09	$ 105.16	$ 93.41	$ 90.88	$ 93.63
Total return	3.63%	15.62%	6.12%	0.87%	7.46%
Ratios/Supplemental data:
Net assets, end of year (000s)	$4,358,596	$4,637,412	$2,774,324	$2,717,303	$2,612,147
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.70%	2.55%	3.06%	3.37%	3.93%
Portfolio turnover rate[c]	47%	65%	108%	157%	38%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	310	100.00%
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.63%	3.68%	3.75%	6.62%	6.61%	6.76%	5.78%	5.78%	5.84%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.63%	3.68%	3.75%	37.81%	37.75%	38.71%	75.38%	75.40%	76.45%
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-IEF-0713

July 1, 2013
2013 Prospectus
►	iShares 10-20 Year Treasury Bond ETF | TLH | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 10-20 Year Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 10-20 YEAR TREASURY BOND ETF
Ticker: TLH	Stock Exchange: NYSE Arca
Investment Objective
The iShares 10-20 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between ten and twenty years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 10-20 Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 10 years and less than 20 years. As of December 31, 2012, there were 17 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 10 years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA
S-2

believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track
S-3

the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.84%.
The best calendar quarter return during the periods shown above was 15.81% in the 3rd quarter of 2011; the worst was -6.66% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-5

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	4.09%	8.81%	8.84%
Return After Taxes on Distributions[1]	3.28%	7.56%	7.50%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.65%	6.84%	6.83%
Barclays U.S. 10-20 Year Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	4.20%	8.89%	8.91%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 10-20 Year Treasury Bond Fund to the iShares 10-20 Year Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
6

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
7

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
8

Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “TLH.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
9

of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
10

responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
11

sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as
12

paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
13

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the
14

1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$13,373,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 131.57	$ 112.29	$ 109.52	$ 111.68	$ 108.18
Income from investment operations:
Net investment income[a]	2.89	3.61	4.08	4.21	4.56
Net realized and unrealized gain (loss)[b]	1.96	19.32	2.74	(2.25)	3.33
Total from investment operations	4.85	22.93	6.82	1.96	7.89
Less distributions from:
Net investment income	(2.93)	(3.65)	(4.05)	(4.12)	(4.39)
Total distributions	(2.93)	(3.65)	(4.05)	(4.12)	(4.39)
Net asset value, end of year	$ 133.49	$ 131.57	$ 112.29	$ 109.52	$ 111.68
Total return	3.69%	20.73%	6.27%	1.76%	7.48%
Ratios/Supplemental data:
Net assets, end of year (000s)	$427,173	$513,126	$190,894	$262,850	$167,526
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	2.14%	2.87%	3.54%	3.83%	4.17%
Portfolio turnover rate[c]	12%	18%	56%	55%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.32%
Between 0.5% and -0.5%	309	99.68
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.69%	3.79%	3.81%	7.79%	7.77%	7.87%	8.38%	8.38%	8.45%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.69%	3.79%	3.81%	45.52%	45.41%	46.04%	64.06%	64.06%	64.69%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-TLH-0713

July 1, 2013
2013 Prospectus
►	iShares 20+ Year Treasury Bond ETF | TLT | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. 20+ Year Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® 20+ YEAR TREASURY BOND ETF
Ticker: TLT	Stock Exchange: NYSE Arca
Investment Objective
The iShares 20+ Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. 20+ Year Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of December 31, 2012, there were 21 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA
S-2

believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track
S-3

the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -2.92%.
The best calendar quarter return during the periods shown above was 29.15% in the 3rd quarter of 2011; the worst was -10.94% in the 1st quarter of 2009.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	3.25%	9.60%	7.75%
Return After Taxes on Distributions[1]	2.29%	8.18%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.10%	7.42%	5.74%
Barclays U.S. 20+ Year Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	3.36%	9.72%	7.85%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-5

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-6

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 20+ Year Treasury Bond Fund to the iShares 20+ Year Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
6

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
7

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
8

Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “TLT.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
9

of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
10

responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
11

sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as
12

paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
13

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the
14

1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
$11,779,000	100,000	N/A	3.0%	2.0%
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 117.76	$ 92.45	$ 92.04	$ 101.55	$ 94.33
Income from investment operations:
Net investment income[a]	3.22	3.71	3.80	3.69	4.08
Net realized and unrealized gain (loss)[b]	0.65	25.57	0.53	(9.52)	7.27
Total from investment operations	3.87	29.28	4.33	(5.83)	11.35
Less distributions from:
Net investment income	(3.22)	(3.97)	(3.92)	(3.68)	(4.13)
Total distributions	(3.22)	(3.97)	(3.92)	(3.68)	(4.13)
Net asset value, end of year	$ 118.41	$ 117.76	$ 92.45	$ 92.04	$ 101.55
Total return	3.24%	32.32%	4.64%	(5.85)%	12.30%
Ratios/Supplemental data:
Net assets, end of year (000s)	$3,197,007	$3,038,265	$2,680,999	$2,383,877	$1,584,150
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	2.64%	3.50%	3.93%	3.90%	4.18%
Portfolio turnover rate[c]	19%	26%	48%	65%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	1.29%
Between 0.5% and -0.5%	304	98.06
Less than -0.5% and Greater than -1.0%	2	0.65
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.24%	3.58%	3.33%	8.62%	8.66%	8.74%	7.17%	7.18%	7.26%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.24%	3.58%	3.33%	51.18%	51.45%	52.00%	99.87%	100.05%	101.64%
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-TLT-0713

July 1, 2013
2013 Prospectus
►	iShares Agency Bond ETF | AGZ | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Agency Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® AGENCY BOND ETF
Ticker: AGZ	Stock Exchange: NYSE Arca
Investment Objective
The iShares Agency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of agency securities that are publicly issued by U.S. government agencies, and corporate and non-U.S. debt guaranteed by the U.S. government.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Agency Bond Index (the “Underlying Index”), which measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As of December 31, 2012, there were 777 issues in the Underlying Index. The Underlying Index includes both callable and non-callable securities that are publicly-issued by U.S. government agencies, quasi-federal corporations (as described below), and corporate and non-U.S. debt guaranteed by the U.S. government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible. The Underlying Index includes securities of the following categories:
•	government guaranteed securities: issuances that carry direct guarantees from the U.S. government;
•	government owned, not guaranteed, securities (“quasi-federal corporations”): issuances of entities that are partially or wholly-owned by the U.S. government, but carry no explicit guarantee of repayment; and
•	government sponsored securities: issuances of entities that are not 100% government owned and that have no guarantee, but carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.
The Underlying Index represents the agency portion of the Barclays U.S. Aggregate Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities
S-2

that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally seeks to track the performance of the Underlying Index by investing at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
As of December 31, 2012, approximately 89.65% of the composite market value of the bonds represented in the Underlying Index were U.S. agency debentures issued by Fannie Mae, the FHLMC and the Federal Home Loan Bank System (“FHLB” ).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by government agencies, including Fannie Mae or Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of
S-3

many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
S-4

Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
S-5

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.02%.
The best calendar quarter return during the periods shown above was 2.49% in the 2nd quarter of 2010; the worst was
-1.08% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 11/5/2008)
Return Before Taxes	1.99%	4.34%
Return After Taxes on Distributions[1]	1.55%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.29%	3.35%
Barclays U.S. Agency Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.16%	4.46%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Agency Bond Fund to the iShares Agency Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or
2

issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
3

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
4

Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will
5

trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during
6

times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice
7

President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly
8

by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight
9

funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “AGZ.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly
10

through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The
11

quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments
12

using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and
13

trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
14

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying
15

redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and
16

expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,666,000	50,000	$100	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
17

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
18

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Nov. 5, 2008[a] to Feb. 28, 2009
Net asset value, beginning of period	$ 112.80	$ 109.49	$ 108.77	$ 107.00	$ 102.21
Income from investment operations:
Net investment income[b]	1.32	1.79	2.00	2.14	0.88
Net realized and unrealized gain[c]	0.64	3.35	0.78	1.72	4.54
Total from investment operations	1.96	5.14	2.78	3.86	5.42
Less distributions from:
Net investment income	(1.36)	(1.83)	(2.06)	(2.01)	(0.63)
Net realized gain	−	−	−	(0.08)	−
Total distributions	(1.36)	(1.83)	(2.06)	(2.09)	(0.63)
Net asset value, end of period	$ 113.40	$ 112.80	$ 109.49	$ 108.77	$107.00
Total return	1.75%	4.74%	2.61%	3.65%	5.27% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$425,242	$360,969	$405,125	$271,927	$ 74,898
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.16%	1.61%	1.82%	1.98%	2.62%
Portfolio turnover rate[f]	75%	74%	45%	46%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
19

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
20

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
21

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.32%
Between 0.5% and -0.5%	309	99.68
	310	100.00%
22

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns						Cumulative Total Returns
Year Ended 2/28/13			Inception to 2/28/13*			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.75%	1.60%	1.88%	4.17%	4.16%	4.29%	19.30%	19.24%	19.89%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/5/08). The first day of secondary market trading in shares of the Fund was 11/7/08.
23

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-AGZ-0713

July 1, 2013
2013 Prospectus
►	iShares Credit Bond ETF | CFT | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® CREDIT BOND ETF
Ticker: CFT	Stock Exchange: NYSE Arca
Investment Objective
The iShares Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year. As of December 31, 2012, there were 5,165 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return
S-2

variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
S-3

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
S-4

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
S-5

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.29%.
The best calendar quarter return during the periods shown above was 8.44% in the 2nd quarter of 2009; the worst was
-6.63% in the 3rd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	9.12%	7.39%	6.88%
Return After Taxes on Distributions[1]	7.77%	5.71%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.90%	5.32%	4.86%
Barclays U.S. Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.37%	7.65%	7.16%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Credit Bond Fund to the iShares Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those
2

securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance,
3

before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that
4

become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
5

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of
6

the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt,
7

including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro
8

(the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it
9

more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its
10

affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market
11

maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned
12

securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CFT.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through
13

a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
14

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is
15

unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will
16

receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct
17

and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the
18

extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and
19

thus dealing with shares that are part of an “ unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,239,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
20

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 110.34	$ 104.45	$ 101.84	$ 90.10	$ 100.82
Income from investment operations:
Net investment income[a]	3.89	4.45	4.75	5.14	5.24
Net realized and unrealized gain (loss)[b]	2.44	5.86	2.59	11.57	(11.05)
Total from investment operations	6.33	10.31	7.34	16.71	(5.81)
Less distributions from:
Net investment income	(3.95)	(4.42)	(4.70)	(4.97)	(4.91)
Net realized gain	−	−	(0.03)	−	−
Total distributions	(3.95)	(4.42)	(4.73)	(4.97)	(4.91)
Net asset value, end of year	$ 112.72	$ 110.34	$ 104.45	$ 101.84	$ 90.10
Total return	5.83%	10.11%	7.35%	19.00%	(5.91)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$1,409,056	$1,169,565	$762,495	$539,776	$207,231
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	3.47%	4.16%	4.55%	5.24%	5.63%
Portfolio turnover rate[c]	10%	11%	13%	29%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
22

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
23

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	1.29%
Greater than 0.5% and Less than 1.0%	82	26.45
Between 0.5% and -0.5%	224	72.26
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.83%	5.28%	6.15%	6.98%	6.70%	7.31%	6.65%	6.62%	6.92%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.83%	5.28%	6.15%	40.10%	38.32%	42.31%	48.60%	48.36%	50.97%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CFT-0713

July 1, 2013
2013 Prospectus
►	iShares Government/Credit Bond ETF | GBF | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Government/Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® GOVERNMENT/CREDIT BOND ETF
Ticker: GBF	Stock Exchange: NYSE Arca
Investment Objective
The iShares Government/Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year. As of December 31, 2012, there were 6,168 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and financial and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes U.S. government and investment-grade credit securities that have greater than or equal to one year remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to
S-2

have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable
S-3

bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial
S-4

condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-5

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.24%.
The best calendar quarter return during the periods shown above was 7.04% in the 4th quarter of 2008; the worst was
-2.15% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	4.55%	5.99%	6.10%
Return After Taxes on Distributions[1]	3.63%	4.75%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.95%	4.40%	4.45%
Barclays U.S. Government/Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	4.82%	6.06%	6.20%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Government/Credit Bond Fund to the iShares Government/Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign
2

entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital
3

(such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be
4

adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to
5

trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage
6

commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of
7

the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
8

Sovereign Obligations Risk. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
9

A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple
10

business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
11

The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “GBF.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In
12

addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
13

supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations
14

or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
15

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
16

IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
17

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For
18

delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,727,000	50,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are
19

purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 113.91	$ 107.56	$ 105.93	$ 101.10	$ 104.30
Income from investment operations:
Net investment income[a]	2.83	3.40	3.42	3.65	4.55
Net realized and unrealized gain (loss)[b]	0.87	6.38	1.63	4.84	(3.37)
Total from investment operations	3.70	9.78	5.05	8.49	1.18
Less distributions from:
Net investment income	(2.86)	(3.43)	(3.42)	(3.66)	(4.38)
Total distributions	(2.86)	(3.43)	(3.42)	(3.66)	(4.38)
Net asset value, end of year	$ 114.75	$ 113.91	$ 107.56	$ 105.93	$ 101.10
Total return	3.27%	9.24%	4.86%	8.54%	1.17%
Ratios/Supplemental data:
Net assets, end of year (000s)	$189,338	$136,688	$107,559	$158,892	$111,213
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.47%	3.06%	3.17%	3.52%	4.49%
Portfolio turnover rate[c]	14%	27%	23%	52%	46%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
22

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
23

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.65%
Greater than 0.5% and Less than 1.0%	24	7.74
Between 0.5% and -0.5%	283	91.29
Less than -0.5% and Greater than -1.0%	1	0.32
	310	100.00%
24

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.27%	2.90%	3.60%	5.37%	5.24%	5.48%	5.90%	5.88%	5.99%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.27%	2.90%	3.60%	29.87%	29.12%	30.60%	42.25%	42.14%	43.04%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-GBF-0713

July 1, 2013
2013 Prospectus
►	iShares Intermediate Credit Bond ETF | CIU | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Intermediate Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTERMEDIATE CREDIT BOND ETF
Ticker: CIU	Stock Exchange: NYSE Arca
Investment Objective
The iShares Intermediate Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2012, there were 5,165 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency securities, and financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than 10 years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry
S-2

weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their
S-3

obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over
S-4

longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The
Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees
S-5

and expenses, while the Underlying Index does not.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.38%.
The best calendar quarter return during the periods shown above was 6.98% in the 2nd quarter of 2009; the worst was
-5.48% in the 3rd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	7.81%	6.46%	6.23%
Return After Taxes on Distributions[1]	6.61%	4.93%	4.64%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.06%	4.62%	4.39%
Barclays U.S. Intermediate Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	8.10%	6.71%	6.48%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Intermediate Credit Bond Fund to the iShares Intermediate Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those
2

securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance,
3

before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that
4

become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
5

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government.
6

Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key
7

trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may
8

significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt,
9

including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing
10

investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that
11

are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of
12

iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CIU.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in
13

the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time”
14

update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
15

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term
16

capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event
17

that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different
18

than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant
19

on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,091,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be
20

significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 108.84	$ 105.67	$ 103.50	$ 92.81	$ 102.10
Income from investment operations:
Net investment income[a]	3.40	3.97	4.36	4.98	5.03
Net realized and unrealized gain (loss)[b]	2.25	3.18	2.23	10.54	(9.75)
Total from investment operations	5.65	7.15	6.59	15.52	(4.72)
Less distributions from:
Net investment income	(3.47)	(3.94)	(4.33)	(4.83)	(4.57)
Net realized gain	−	(0.04)	(0.09)	−	−
Total distributions	(3.47)	(3.98)	(4.42)	(4.83)	(4.57)
Net asset value, end of year	$ 111.02	$ 108.84	$ 105.67	$ 103.50	$ 92.81
Total return	5.27%	6.90%	6.55%	17.13%	(4.72)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$5,284,505	$4,462,401	$3,096,177	$2,256,309	$649,643
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	3.09%	3.71%	4.14%	4.98%	5.28%
Portfolio turnover rate[c]	7%	9%	9%	21%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
22

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
23

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.32%
Greater than 0.5% and Less than 1.0%	13	4.20
Between 0.5% and -0.5%	296	95.48
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013 Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.27%	4.81%	5.59%	6.00%	5.74%	6.29%	6.11%	6.08%	6.35%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.27%	4.81%	5.59%	33.80%	32.21%	35.63%	43.98%	43.78%	46.06%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CIU-0713

July 1, 2013
2013 Prospectus
►	iShares Intermediate Government/Credit Bond ETF | GVI | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Intermediate Government/Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTERMEDIATE GOVERNMENT/CREDIT BOND ETF
Ticker: GVI	Stock Exchange: NYSE Arca
Investment Objective
The iShares Intermediate Government/Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities between one and ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Intermediate Government/Credit Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than 10 years. As of December 31, 2012, there were 4,480 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include agency and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes U.S. government and investment-grade credit securities that have a greater than or equal to one year and less than
10 years remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment
S-2

profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
S-3

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may
S-4

be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-5

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.18%.
The best calendar quarter return during the periods shown above was 5.42% in the 4th quarter of 2008; the worst was
-1.45% in the 2nd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	3.64%	5.06%	5.38%
Return After Taxes on Distributions[1]	2.87%	3.94%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.36%	3.67%	3.90%
Barclays U.S. Intermediate Government/Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	3.89%	5.18%	5.51%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Intermediate Government/Credit Bond Fund to the iShares Intermediate Government/Credit Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign
2

entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be
3

identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs,
4

the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
5

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund
6

invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector
7

more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security
8

that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
9

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts
10

that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may
11

receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
12

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “GVI.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund.
13

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
14

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
15

availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
16

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
17

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
18

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,611,500	50,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
19

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 111.59	$ 107.81	$ 106.48	$ 102.60	$ 105.00
Income from investment operations:
Net investment income[a]	2.30	2.86	3.09	3.41	4.39
Net realized and unrealized gain (loss)[b]	0.72	3.81	1.31	3.91	(2.54)
Total from investment operations	3.02	6.67	4.40	7.32	1.85
Less distributions from:
Net investment income	(2.34)	(2.89)	(3.07)	(3.44)	(4.25)
Total distributions	(2.34)	(2.89)	(3.07)	(3.44)	(4.25)
Net asset value, end of year	$ 112.27	$ 111.59	$ 107.81	$ 106.48	$ 102.60
Total return	2.73%	6.27%	4.21%	7.28%	1.80%
Ratios/Supplemental data:
Net assets, end of year (000s)	$1,111,511	$725,326	$517,474	$436,584	$307,796
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.05%	2.60%	2.86%	3.26%	4.29%
Portfolio turnover rate[c]	15%	21%	23%	80%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
22

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
23

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.32%
Between 0.5% and -0.5%	309	99.68
	310	100.00%
24

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.73%	2.58%	3.01%	4.43%	4.34%	4.58%	5.25%	5.25%	5.37%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.73%	2.58%	3.01%	24.23%	23.66%	25.10%	36.99%	37.02%	37.99%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-GVI-0713

July 1, 2013
2013 Prospectus
►	iShares MBS ETF | MBB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. MBS Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® MBS ETF
Ticker: MBB	Stock Exchange: NYSE Arca
Investment Objective
The iShares MBS ETF (the “ Fund”) seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. “Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”).
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
0.25%	None	None	0.02%	0.27%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 581% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade mortgage-backed pass-through securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Government National Mortgage Association (“Ginnie Mae”). The Underlying Index includes fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac that have 30-, 20-, 15-year maturities, as well as hybrid adjustable rate mortgages (“ARMs”). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying
Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund seeks to track the performance of the Underlying Index by investing at least 90% of its assets in the securities of the Underlying Index and in investments that provide
S-2

substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
As of December 31, 2012, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage-backed pass-through securities. The Underlying Index is represented by approximately 97.36% fixed-rate mortgages and 2.64% hybrid ARMs. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“to-be-announced (TBA) transactions”). The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in unsecured bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally
S-3

backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund
S-4

has exposure. The Fund invests in municipal bonds of issuers that are primarily state or local governments or agencies. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks,  mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
S-5

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.07%.
The best calendar quarter return during the periods shown above was 3.83% in the 4th quarter of 2008; the worst was
-0.77% in the 2nd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 3/13/2007)
Return Before Taxes	2.23%	5.23%	5.31%
Return After Taxes on Distributions[1]	1.51%	3.82%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.45%	3.65%	3.69%
Barclays U.S. MBS Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.59%	5.67%	5.77%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a specified amount of cash.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays MBS Bond Fund to the iShares MBS ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or
2

issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents.
3

As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.
4

Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of
5

the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
Mortgage-backed securities represent interests in “pools” of mortgages and are subject to call risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income.
Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund's investments.
Because of call and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.
6

North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management
7

affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.25%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the
8

appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such
9

restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
10

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “MBB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
11

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
12

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
13

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
14

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
15

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
These transactions are usually in exchange for cash.
Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash, although the Fund reserves the right to meet redemptions on an in-kind basis if required. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The in-kind deposit, or redemption, of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed
16

participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$10,798,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under
17

different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
18

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 108.12	$ 105.31	$ 107.36	$ 104.65	$ 102.89
Income from investment operations:
Net investment income (loss)[a]	1.46	2.41	0.83	(0.11)	1.86
Net realized and unrealized gain[b]	0.48	3.95	3.39	6.63	4.36
Total from investment operations	1.94	6.36	4.22	6.52	6.22
Less distributions from:
Net investment income	(1.63)	(3.55)	(1.55)	(3.76)	(4.43)
Net realized gain	(0.38)	−	(4.72)	(0.05)	(0.03)
Total distributions	(2.01)	(3.55)	(6.27)	(3.81)	(4.46)
Net asset value, end of year	$ 108.05	$ 108.12	$ 105.31	$ 107.36	$ 104.65
Total return	1.80%	6.13%	3.96%	6.35%	6.24%
Ratios/Supplemental data:
Net assets, end of year (000s)	$6,310,006	$4,595,255	$2,337,954	$1,792,838	$1,119,777
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.35%	2.24%	0.77%	(0.11)%	1.82%
Portfolio turnover rate[c,d]	581%	552%	1,128%	1,232%	1,341%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[d]	Portfolio turnover rates include to-be-announced (TBA) transactions.
19

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
20

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
21

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.32%
Between 0.5% and -0.5%	309	99.68
	310	100.00%
22

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.80%	1.71%	1.92%	4.89%	4.86%	5.24%	5.17%	5.17%	5.58%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.80%	1.71%	1.92%	26.94%	26.76%	29.12%	35.08%	35.04%	38.23%

*	Total returns for the period since inception are calculated from the inception date of the Fund (3/13/07). The first day of secondary market trading in shares of the Fund was 3/16/07.
23

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-MBB-0713

July 1, 2013
2013 Prospectus
►	iShares Short Treasury Bond ETF | SHV | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Short Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® SHORT TREASURY BOND ETF
Ticker: SHV	Stock Exchange: NYSE Arca
Investment Objective
The iShares Short Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one month and one year.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Short Treasury Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of December 31, 2012, there were 64 issues in the Underlying Index.
The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA
S-2

believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track
S-3

the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-4

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”). If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.01%.
The best calendar quarter return during the periods shown above was 1.23% in the 1st quarter of 2008; the worst was -0.02% in the 1st quarter of 2012.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 1/5/2007)
Return Before Taxes	0.02%	0.64%	1.37%
Return After Taxes on Distributions[1]	0.02%	0.46%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.02%	0.44%	0.94%
Barclays U.S. Short Treasury Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	0.15%	0.77%	1.50%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-5

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-6

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays Short Treasury Bond Fund to the iShares Short Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality,
2

accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
3

Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
4

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
5

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%. BFA has voluntarily agreed to waive a portion of its management fee to the extent necessary to prevent the Fund from experiencing a negative 30-day SEC yield. This voluntary waiver may be reduced or discontinued at any time without notice.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice
6

President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly
7

by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight
8

funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “SHV.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly
9

through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The
10

quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments
11

using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and
12

trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been
13

held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is
14

not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
15

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,021,000	100,000	$250	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
16

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 110.18	$ 110.21	$ 110.18	$ 110.20	$ 110.25
Income from investment operations:
Net investment income[a]	0.01	0.06	0.10	0.28	1.82
Net realized and unrealized gain (loss)[b]	0.03	(0.02)	0.02	0.05	0.16
Total from investment operations	0.04	0.04	0.12	0.33	1.98
Less distributions from:
Net investment income	(0.01)	(0.07)	(0.09)	(0.35)	(2.02)
Net realized gain	−	−	−	(0.00) [c]	(0.01)
Total distributions	(0.01)	(0.07)	(0.09)	(0.35)	(2.03)
Net asset value, end of year	$ 110.21	$ 110.18	$ 110.21	$ 110.18	$ 110.20
Total return	0.04%	0.04%	0.16%	0.27%	1.81%
Ratios/Supplemental data:
Net assets, end of year (000s)	$3,008,844	$2,435,051	$4,143,980	$1,928,140	$1,542,806
Ratio of expenses to average net assets	0.14%	0.14%	0.15%	0.15%	0.15%
Ratio of expenses to average net assets prior to waived fees	0.15%	0.15%	n/a	n/a	n/a
Ratio of net investment income to average net assets	0.01%	0.05%	0.09%	0.25%	1.65%
Portfolio turnover rated, [e]	95% [f]	186% [f]	0%	0%	0%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[e]	Portfolio turnover calculation excludes securities whose maturities at the time of acquisition were one year or less. If purchases and sales of such securities had been included, portfolio turnover for the years ended February 28, 2013, February 29, 2012, February 28, 2011, February 28, 2010 and February 28, 2009 would have been 174%, 316%, 172%, 185% and 219%, respectively.
[f]	From time to time the Fund may acquire and hold securities with slightly more than 365 days to maturity. Due to the nature of the portfolio turnover calculation, these transactions will cause a large increase in the calculated portfolio turnover. For purposes of determining the monthly average value used in the portfolio turnover calculation, only months during which the Fund held securities with more than 365 days to maturity were included.
17

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
18

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
19

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	310	100.00%
	310	100.00%
20

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.04%	0.04%	0.17%	0.46%	0.45%	0.59%	1.33%	1.33%	1.46%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.04%	0.04%	0.17%	2.30%	2.26%	2.99%	8.48%	8.48%	9.32%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/5/07). The first day of secondary market trading in shares of the Fund was 1/11/07.
21

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SHV-0713

July 1, 2013

2013 Prospectus

►	iShares Core Long-Term U.S. Bond ETF | ILTB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and ‘‘Barclays U.S. Long Government/Credit Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® CORE LONG-TERM U.S. BOND ETF
Ticker: ILTB	Stock Exchange: NYSE Arca
Investment Objective

The iShares Core Long-Term U.S. Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated government, government-related and investment-grade U.S. corporate bonds with remaining maturities greater than ten years.

Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.12%	None	None	0.12%

[1]	The expense information has been restated, as of the Fund’s most recent fiscal year end, to reflect current fees.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the investment results of the Barclays U.S. Long Government/Credit Bond Index (the “Underlying Index”), which is a sub-index of the Barclays U.S. Aggregate Bond Index and provides exposure to securities in the long maturity range of the Barclays U.S. Government/Credit Bond Index. The Barclays U.S. Government/Credit Bond Index is comprised of two combined indexes, the Barclays U.S. Government Bond Index and the Barclays U.S. Credit Bond Index, each of which is a subcomponent of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Government Bond Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly-issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Barclays U.S. Credit Bond Index includes publicly-issued, U.S. dollar-denominated, corporate, sovereign, supranational and local authority debentures and secured notes that meet specified maturity, liquidity, and quality requirements. As of December 31, 2012, there were 1,685 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include treasury securities, and financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The securities in the Underlying Index have $250 million or more par amount outstanding and have at least 10 years remaining to maturity, or at least 10 years remaining to the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and be non-convertible. The securities must be either a U.S. government security, a government-related security, or corporate security and must be rated investment-grade (Baa3/BBB-/BBB-) or higher using the middle rating of Moody's Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch, Inc. after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower (“more conservative”) rating is used. When a rating from only one agency is available, then that rating is used to determine index eligibility. The Underlying Index is rebalanced on the last business day of each month.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index or in depositary receipts representing securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign entity or entities, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North
American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the

Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -2.07%.
The best calendar quarter return during the periods shown above was 15.37% in the 3rd quarter of 2011; the worst was -5.46% in the 4th quarter of 2010.

Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2012)

	One Year	Since Fund Inception
(Inception Date: 12/8/2009)
Return Before Taxes	8.32%	12.15%
Return After Taxes on Distributions[1]	7.01%	10.52%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.38%	9.46%
Barclays U.S. Long Government/Credit Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)2	8.47%	12.54%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	On October 23, 2012, the Fund’s Underlying Index changed from The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM to the current Underlying Index, the Barclays U.S. Long Government/Credit Bond Index. Historical index data prior to October 23, 2012 is that of The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM; data after that date is that of the Barclays U.S. Long Government/Credit Bond Index.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On October 17, 2012, the name of the Fund changed from the iShares 10+ Year Government/Credit Bond Fund to the iShares Core Long-Term U.S. Bond ETF. On October 23, 2012, the Fund’s Underlying Index changed from The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM to Barclays U.S. Long Government/Credit Bond Index.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
1

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular sovereign entity or entities in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign entity or entities, country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
2

Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.

Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
3

Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.

Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
4

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any
5

market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what
6

investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in bond included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these countries and regions and may adversely affect their economies.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index
7

does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.

Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.

Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the
8

prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be
9

able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.12%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
10

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
11

BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
12

Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.

Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “ILTB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund
13

has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bond that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the
14

national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA,
15

is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
16

Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S.
17

accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be
18

substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “ unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of

19

Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$3,089,000	50,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are
20

purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.

21

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

Financial Highlights
(For a share outstanding throughout each period)

	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Period from Dec. 8, 2009[a] to Feb. 28, 2010
Net asset value, beginning of period	$ 61.10	$ 51.99	$ 50.52	$50.78
Income from investment operations:
Net investment income[b]	2.20	2.51	2.46	0.54
Net realized and unrealized gain (loss)[c]	1.06	9.07	1.41	(0.46)
Total from investment operations	3.26	11.58	3.87	0.08
Less distributions from:
Net investment income	(2.16)	(2.47)	(2.40)	(0.34)
Total distributions	(2.16)	(2.47)	(2.40)	(0.34)
Net asset value, end of period	$ 62.20	$ 61.10	$ 51.99	$50.52
Total return	5.38%	22.81%	7.78%	0.13% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$105,732	$24,439	$15,597	$ 5,052
Ratio of expenses to average net assets[e]	0.16%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	3.47%	4.43%	4.65%	4.83%
Portfolio turnover rate[f]	50%	12%	37%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

22

Index Provider

The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers

The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
23

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	1.61%
Greater than 0.5% and Less than 1.0%	102	32.90
Between 0.5% and -0.5%	184	59.36
Less than -0.5% and Greater than -1.0%	19	6.13
	310	100.00%

25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of February 28, 2013

Average Annual Total Returns						Cumulative Total Returns
Year Ended 2/28/13			Inception to 2/28/13*			Inception to 2/28/13*
NAV	MARKET	INDEX**	NAV	MARKET	INDEX**	NAV	MARKET	INDEX**
5.38%	5.81%	5.88%	10.91%	10.80%	11.27%	39.66%	39.22%	41.16%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/8/09). The first day of secondary market trading in shares of the Fund was 12/9/09.
**	Index performance reflects The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM through October 22, 2012 and the Barclays U.S. Long Government/Credit Bond Index thereafter.
26

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729

IS-P-ILTB-0713

July 1, 2013
2013 Prospectus
►	iShares Core Total U.S. Bond Market ETF | AGG | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays U.S. Aggregate Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® CORE TOTAL U.S. BOND MARKET ETF
Ticker: AGG	Stock Exchange: NYSE Arca
Investment Objective
The iShares Core Total U.S. Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.08%	None	None	0.08%

[1]	The expense information has been restated, as of the Fund’s most recent fiscal year end, to reflect current fees.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Barclays U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of the total U.S. investment-grade bond market. As of December 31, 2012, there were 8,079 issues in the Underlying Index.
The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include mortgage-backed pass-through and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower thresholds as defined by the index provider. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index.
S-2

The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally seeks to track the performance of the Underlying Index by investing approximately 90% of its assets in the bonds represented in the Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates.
As of December 31, 2012, approximately 31.81% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage-backed pass-through securities. U.S. fixed-rate agency mortgage-backed pass-through securities are securities issued by entities such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) that are backed by pools of mortgages. Most transactions in fixed-rate mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“to-be-announced (TBA) transactions”). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S.
S-3

government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure
S-4

to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, some of which may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to call risk and extension risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
S-5

Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
S-6

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.11%.
The best calendar quarter return during the periods shown above was 5.21% in the 4th quarter of 2008; the worst was
-2.66% in the 2nd quarter of 2004.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 9/22/2003)
Return Before Taxes	4.04%	5.78%	5.10%
Return After Taxes on Distributions[1]	2.99%	4.43%	3.67%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.63%	4.15%	3.52%
Barclays U.S. Aggregate Bond Index (Index returns do not reflect deductions for fees, expenses, or taxes)	4.21%	5.95%	5.33%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On October 17, 2012, the name of the Fund changed from the iShares Barclays Aggregate Bond Fund to the iShares Core Total U.S. Bond Market ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those
2

securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index,
3

any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in
4

the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES
5

TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
Mortgage-backed securities represent interests in “pools” of mortgages and are subject to call risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income.
Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund's investments.
Because of call and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities are also subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index,
6

primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
7

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these
8

securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security
9

that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.08%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice
10

President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly
11

by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight
12

funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “AGG.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly
13

through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The
14

quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments
15

using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and
16

trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial
17

U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
18

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems
19

a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,051,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may
20

make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 110.58	$ 105.56	$ 104.57	$ 100.08	$ 102.67
Income from investment operations:
Net investment income[a]	2.67	3.11	2.66	2.48	3.58
Net realized and unrealized gain (loss)[b]	0.64	5.36	2.27	5.98	(1.54)
Total from investment operations	3.31	8.47	4.93	8.46	2.04
Less distributions from:
Net investment income	(2.73)	(2.97)	(2.90)	(3.97)	(4.63)
Net realized gain	(0.48)	(0.48)	(1.04)	−	−
Total distributions	(3.21)	(3.45)	(3.94)	(3.97)	(4.63)
Net asset value, end of year	$ 110.68	$ 110.58	$ 105.56	$ 104.57	$ 100.08
Total return	3.02%	8.16%	4.82%	8.62%	2.08%
Ratios/Supplemental data:
Net assets, end of year (000s)	$14,842,445	$14,773,935	$11,041,127	$11,345,699	$9,657,470
Ratio of expenses to average net assets	0.16%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.40%	2.87%	2.51%	2.42%	3.58%
Portfolio turnover rate[c,d]	110%	131%	406%	488%	519%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[d]	Portfolio turnover rates include to-be-announced (TBA) transactions.
22

Index Provider
The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.
Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
23

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	309	99.68%
Less than -0.5% and Greater than -1.0%	1	0.32
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.02%	2.97%	3.12%	5.30%	5.24%	5.52%	5.00%	5.00%	5.21%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.02%	2.97%	3.12%	29.43%	29.08%	30.84%	58.43%	58.48%	61.48%

*	Total returns for the period since inception are calculated from the inception date of the Fund (9/22/03). The first day of secondary market trading in shares of the Fund was 9/26/03.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-AGG-0713

July 1, 2013
2013 Prospectus
►	iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Markit Indices Limited” and “Markit iBoxx® USD Liquid High Yield Index” are trademarks of Markit Indices Limited and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF
Ticker: HYG	Stock Exchange: NYSE Arca
Investment Objective
The iShares iBoxx $ High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.50%	None	None	0.50%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid High Yield Index (the “Underlying Index”), which is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. Bonds in the Underlying Index are selected using a rules-based criteria, as defined by the index provider. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 791 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, industrials, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) are rated sub- investment-grade by Fitch, Inc. (“Fitch”), Moody's Investors Services (“Moody's”) or Standard & Poor's Ratings Services; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and (vi) have at least one year to maturity.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to
S-2

have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Markit Indices Limited (“Markit”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of
S-3

countries, region, market, industry, group of industries, sector or asset class.
Consumer Services Sector Risk. The consumer services sector may be affected by changes in the domestic and international economy, exchange rates, competition, consumers' disposable income and consumer preferences.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, or “Baa3” by Moody's), or are unrated, may be deemed speculative and more volatile than higher-rated securities of similar maturity.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
S-4

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North
American region, and on some or all of the North American countries in which the Fund invests.
Oil and Gas Sector Risk. Companies in the oil and gas sector are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas sector may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and perception.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the
S-5

Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 2.22%.
The best calendar quarter return during the periods shown above was 17.05% in the 2nd quarter of 2009; the worst was -15.51% in the 4th quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 4/4/2007)
Return Before Taxes	13.83%	7.67%	6.79%
Return After Taxes on Distributions[1]	11.17%	4.50%	3.72%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.89%	4.58%	3.88%
Markit iBoxx® USD Liquid High Yield Index (Index returns do not reflect deductions for fees, expenses, or taxes)	14.15%	8.41%	7.28%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	Formerly, iBoxx® $ Liquid High Yield Index.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares iBoxx $ High Yield Corporate Bond Fund to the iShares iBoxx $ High Yield Corporate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Services Sector Risk. The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer products.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories.
2

Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
3

High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
4

Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security
5

or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end
6

funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund
7

invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Basic Materials Sector Risk. Issuers in the basic materials sector may be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations and government regulations.
Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods in the United States may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market
8

developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may negatively affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed
9

cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
10

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.50%. Effective June 30, 2012, the management fee charged on the aggregate average daily net assets of the iShares J.P. Morgan USD Emerging Markets Bond ETF and the Fund in excess of $19.0 billion was reduced by 5.0% per annum.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
11

The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide
12

research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption
13

transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “HYG.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
14

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing
15

services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
16

Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating
17

your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
18

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
19

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$9,402,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
20

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 91.40	$ 91.75	$ 86.03	$ 68.49	$ 95.31
Income from investment operations:
Net investment income[a]	6.15	6.74	7.45	8.31	8.77
Net realized and unrealized gain (loss)[b]	2.31	(0.45)	5.65	17.47	(27.84)
Total from investment operations	8.46	6.29	13.10	25.78	(19.07)
Less distributions from:
Net investment income	(6.15)	(6.64)	(7.38)	(8.24)	(7.75)
Total distributions	(6.15)	(6.64)	(7.38)	(8.24)	(7.75)
Net asset value, end of year	$ 93.71	$ 91.40	$ 91.75	$ 86.03	$ 68.49
Total return	9.68%	7.35%	16.11%	39.50%	(21.06)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$15,077,490	$14,258,718	$8,257,928	$4,611,414	$2,089,054
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	6.73%	7.60%	8.44%	10.30%	11.18%
Portfolio turnover rate[c]	19%	13%	16%	67%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
22

Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter (OTC) derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, State Street, the Distributor, or any of their respective affiliates, and has licensed these indices in connection with the Fund.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Markit. Markit makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Markit's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Underlying Index which is determined, composed and calculated by Markit without regard to the Trust, BFA or its affiliates or the Fund. Markit has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit shall have no liability for any errors, omissions, or interruptions therein.
Markit makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination
23

of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.32%
Greater than 1.5% and Less than 2.0%	2	0.65
Greater than 1.0% and Less than 1.5%	18	5.81
Greater than 0.5% and Less than 1.0%	125	40.32
Between 0.5% and -0.5%	157	50.64
Less than -0.5% and Greater than -1.0%	6	1.94
Less than -1.0%	1	0.32
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.68%	9.15%	9.78%	8.53%	8.28%	9.25%	6.83%	6.78%	7.28%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.68%	9.15%	9.78%	50.58%	48.85%	55.67%	47.75%	47.34%	51.42%

*	Total returns for the period since inception are calculated from the inception date of the Fund (4/4/07). The first day of secondary market trading in shares of the Fund was 4/11/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-HYG-0713

July 1, 2013
2013 Prospectus
►	iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Markit Indices Limited” and “Markit iBoxx® USD Liquid Investment Grade Index” are trademarks of Markit Indices Limited and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF
Ticker: LQD	Stock Exchange: NYSE Arca
Investment Objective
The iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Markit iBoxx® USD Liquid Investment Grade Index (the “Underlying Index”), which is a rules-based index consisting of liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the United States, as determined by the index provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment-grade corporate bond market. The Underlying Index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the Underlying Index, but as of December 31, 2012, the Underlying Index included approximately 1,085 constituents. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer services, financial, and oil and gas companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 3,608 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the Index Provider; (ii) are rated investment-grade by Fitch, Inc. (“Fitch”), Moody’s Investors Services (“Moody's”) or Standard & Poor's Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing
S-2

in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in securities of the Underlying Index and at least 95% of its assets in investment-grade corporate bonds. The Fund also may invest in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Markit Indices Limited (“Markit”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries,
S-3

region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Services Sector Risk. The consumer services sector may be affected by changes in the domestic and international economy, exchange rates, competition, consumers' disposable income and consumer preferences.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may
S-4

be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Oil and Gas Sector Risk. Companies in the oil and gas sector are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas sector may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and perception.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
S-5

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was -0.56%.
The best calendar quarter return during the periods shown above was 9.02% in the 4th quarter of 2008; the worst was
-7.79% in the 3rd quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Ten Years
(Inception Date: 7/22/2002)
Return Before Taxes	11.68%	8.20%	6.28%
Return After Taxes on Distributions[1]	10.17%	6.36%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.56%	5.92%	4.28%
Markit iBoxx® USD Liquid Investment Grade Index (Index returns do not reflect deductions for fees, expenses, or taxes)	11.85%	8.74%	6.52%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	Formerly, iBoxx® $ Liquid Investment Grade Index.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares iBoxx $ Investment Grade Corporate Bond Fund to the iShares iBoxx $ Investment Grade Corporate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Services Sector Risk. The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in consumer demographics and preferences may affect the success of consumer products.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories.
2

Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
3

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous
4

time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
5

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect
6

Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand.
7

Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods in the United States may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and
8

financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may negatively affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists
9

and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.15%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates,
10

directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in
11

which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations
12

and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “LQD.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is
13

the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
14

The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
15

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S.
16

taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
17

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
18

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,958,000	100,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
19

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 116.86	$ 108.74	$ 105.18	$ 93.78	$ 105.21
Income from investment operations:
Net investment income[a]	4.60	5.00	5.24	5.76	5.78
Net realized and unrealized gain (loss)[b]	3.22	8.08	3.58	11.33	(11.75)
Total from investment operations	7.82	13.08	8.82	17.09	(5.97)
Less distributions from:
Net investment income	(4.61)	(4.96)	(5.26)	(5.69)	(5.46)
Net realized gain	(0.01)	−	−	−	−
Total distributions	(4.62)	(4.96)	(5.26)	(5.69)	(5.46)
Net asset value, end of year	$ 120.06	$ 116.86	$ 108.74	$ 105.18	$ 93.78
Total return	6.81%	12.37%	8.59%	18.70%	(5.96)%
Ratios/Supplemental data:
Net assets, end of year (000s)	$24,037,003	$19,563,089	$12,940,161	$12,190,805	$8,646,439
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.87%	4.48%	4.83%	5.71%	5.96%
Portfolio turnover rate[c]	5%	4%	7%	79%	48%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
Markit owns, compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. Markit is a leading provider of independent data, portfolio valuations and over-the-counter (OTC) derivatives trade processing to the financial markets. Markit is not affiliated with the Trust, BFA, State Street, the Distributor, or any of their respective affiliates, and has licensed these indices in connection with the Fund.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by Markit. Markit makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Markit Indices Limited's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of Markit and of the Underlying Index which is determined, composed and calculated by Markit without regard to the Trust, BFA or its affiliates or the Fund. Markit has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Markit is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Markit has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Markit does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Markit shall have no liability for any errors, omissions, or interruptions therein.
Markit makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Markit makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Markit have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination
22

of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
23

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.32%
Greater than 1.0% and Less than 1.5%	4	1.29
Greater than 0.5% and Less than 1.0%	100	32.26
Between 0.5% and -0.5%	205	66.13
	310	100.00%
24

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.81%	6.25%	6.85%	7.79%	7.63%	8.29%	5.94%	5.92%	6.19%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Ten Years Ended 2/28/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.81%	6.25%	6.85%	45.50%	44.46%	48.93%	78.12%	77.82%	82.37%
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-LQD-0713

July 1, 2013
2013 Prospectus
►	iShares California AMT-Free Muni Bond ETF | CMF | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P California AMT-Free Municipal Bond IndexTM” are trademarks of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. and have been licensed for use by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® CALIFORNIA AMT-FREE MUNI BOND ETF
Ticker: CMF	Stock Exchange: NYSE Arca
Investment Objective
The iShares California AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade municipal bonds issued in the State of California.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.25%	None	None	0.25%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P California AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the California municipal bond market. As of December 31, 2012, there were 1,720 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and is comprised of municipal bonds issued in the State of California. The Underlying Index includes municipal bonds from issuers in the State of California that are California state or local governments or agencies whose interest payments are exempt from U.S. federal and California state income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by
Standard & Poor's Ratings Services, Baa3 by Moody’s Investors Service, Inc. (“Moody's”), or BBB- by Fitch, Inc. (“Fitch”). A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio
S-2

turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and generally invests 90% of its assets in the securities of the Underlying Index and in securities that provide substantially similar exposure to the securities in the Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund generally holds municipal bond securities issued by the State of California and its municipalities whose interest payments are exempt from U.S. federal and California state income tax, the federal AMT and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more municipal money market funds, which may be advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total
S-3

return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
California Municipal Securities Risk. Because the Fund invests substantially in California municipal instruments, it is more exposed to the impact of negative political, economic and statutory factors within the State of California than a fund that invests more widely.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in
S-4

municipal securities, which may be less liquid than taxable bonds.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including certain municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
As a result, the Fund's performance may depend on the performance of a small number of issuers.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions, or as a result of certain features of index construction
S-5

that pose challenges in light of tax and regulatory considerations. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight, and may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
S-6

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.41%.
The best calendar quarter return during the periods shown above was 8.29% in the 3rd quarter of 2009; the worst was
-5.66% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 10/4/2007)
Return Before Taxes	7.73%	5.86%	5.84%
Return After Taxes on Distributions[1]	7.73%	5.85%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.17%	5.55%	5.54%
S&P California AMT-Free Municipal Bond IndexTM (Index returns do not reflect deductions for fees, expenses, or taxes)	7.67%	5.96%	5.81%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P California AMT-Free Municipal Bond Fund to the iShares California AMT-Free Muni Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
California Municipal Securities Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of California (the “State” or “California”). As a result, the Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal securities fund that invests more widely. Such risks include, but are not limited to, the strength and duration of the economic recovery; the strength of the housing market recovery and the growth in construction spending; constitutional limitations affecting the ability of the State and municipalities to address financial downturns, including limitations on the ability of the State or municipalities to raise taxes, fees or charges without voter approval; the impact of federal deficit reduction measures; the performance of the national and State economies; the impact of international events on consumer confidence, oil supplies and oil prices; the impact of behavioral changes in reaction to income and sales tax increases; shifts in monetary policy affecting interest rates and the financial markets; the magnitude of pension and post-retirement health care commitments, and the impact on the funding of such benefits of lower than expected returns; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of California; the risk of earthquakes or other natural catastrophes upon the State or localities; actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and any reduction in the creditworthiness of issuers of California municipal securities. For more information on the risks associated with California municipal instruments, see the Special Considerations Regarding Investments in California Municipal Securities section of the Fund’s SAI.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be adversely affected by the performance of those
2

securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
3

Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected.
4

Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the
5

Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or
6

representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or California income taxes, the AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with the bond counsel’s opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and California income taxes, the federal AMT and the federal Medicare contribution tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, federal AMT or the federal Medicare contribution tax. U.S. federal or state changes in income, federal AMT or the federal Medicare contribution tax rates or in the tax
7

treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions, or as a result of certain features of index construction that pose challenges in light of tax and regulatory considerations. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs, and, in certain countries, significant government regulation and oversight. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
Utilities Sector Risk. The utilities sector may be adversely affected by deregulation, which can lead to increased competition; difficulty raising capital and financing large construction programs during periods of inflation or unsettled capital markets; restrictions on operations and increased cost and delays attributable to environmental considerations and regulations; costs associated with technical innovations; the scarcity of certain fuels or the effects of man-made disasters. In addition, existing and possible future regulations or legislation may reduce the profitability of the utilities sector or subject the sector to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also adversely impact the utilities sector. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
8

Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.25%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
9

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by
10

Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
11

Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CMF.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order
12

issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is
13

calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
14

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
Taxes on Distributions.
Federal. Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary
15

income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax adviser.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost
16

basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return.
California. So long as, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets consists of California municipal bonds or certain obligations of the United States, the State of California, Puerto Rico, the Virgin Islands or Guam, exempt-interest dividends not exceeding the interest received on such California municipal bonds and United States government obligations will be treated as interest excludable from income for purposes of the California personal income tax and the California corporate income tax. Exempt-interest dividends paid to shareholders subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gain dividends will be taxed at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the Fund to purchase or carry shares of the Fund generally will not be deductible for California personal income tax purposes.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or
17

“Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may
18

be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,754,000	50,000	$250	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual
19

investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 113.30	$ 103.13	$ 105.91	$ 102.14	$ 99.40
Income from investment operations:
Net investment income[a]	3.52	3.93	4.15	4.11	3.83
Net realized and unrealized gain (loss)[b]	2.89	10.27	(2.80)	3.66	2.48
Total from investment operations	6.41	14.20	1.35	7.77	6.31
Less distributions from:
Net investment income	(3.53)	(4.03)	(4.13)	(4.00)	(3.57)
Total distributions	(3.53)	(4.03)	(4.13)	(4.00)	(3.57)
Net asset value, end of year	$ 116.18	$ 113.30	$ 103.13	$ 105.91	$ 102.14
Total return	5.75%	14.07%	1.26%	7.74%	6.43%
Ratios/Supplemental data:
Net assets, end of period (000s)	$313,699	$209,613	$211,412	$201,235	$132,783
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	3.06%	3.65%	3.91%	3.96%	3.79%
Portfolio turnover rate[c]	6%	9%	21%	16%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of McGraw Hill Financial, Inc., is the world’s largest global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about S&P, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
22

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P's and its affiliates' only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of S&P and its affiliates and of the Underlying Index which is determined, composed and calculated by S&P and its affiliates without regard to the Trust, BFA or its affiliates or the Fund. S&P and its affiliates have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P and its affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance the Fund will accurately track the performance of the Underlying Index or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMMISIONS, OR INTERRUPTIONS THEREIN.
S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S& P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENT BETWEEN S&P AND BFA, OTHER THAN THE THIRD PARTY LICENSORS OF S&P.
23

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.65%
Greater than 1.0% and Less than 1.5%	10	3.23
Greater than 0.5% and Less than 1.0%	170	54.83
Between 0.5% and -0.5%	124	40.00
Less than -0.5% and Greater than -1.0%	3	0.97
Less than -1.0% and Greater than -1.5%	1	0.32
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.75%	5.67%	5.84%	6.98%	6.79%	7.17%	5.89%	5.96%	5.85%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.75%	5.67%	5.84%	40.12%	38.90%	41.36%	36.22%	36.73%	35.97%

*	Total returns for the period since inception are calculated from the inception date of the Fund (10/4/07). The first day of secondary market trading in shares of the Fund was 10/5/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-CMF-0713

July 1, 2013
2013 Prospectus
►	iShares National AMT-Free Muni Bond ETF | MUB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P National AMT-Free Municipal Bond IndexTM” are trademarks of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. and have been licensed for use by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® NATIONAL AMT-FREE MUNI BOND ETF
Ticker: MUB	Stock Exchange: NYSE Arca
Investment Objective
The iShares National AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. “Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund's investments in other iShares funds through June 30, 2015. The contractual waiver may be terminated prior to June 30, 2015 only upon written agreement of the Trust and BFA. During the most recently completed fiscal year, the amount of such expenses incurred and fees waived rounded to 0.00%.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.25%	None	None	0.00%	0.25%	(0.00%)	0.25%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the U.S. municipal bond market. As of December 31, 2012, there were 9,357 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes municipal
bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody’s Investors Service, Inc. (“Moody's”), or BBB- by Fitch, Inc. (“Fitch”). A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying
S-2

Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and generally invests 90% of its assets in the securities of the
Underlying Index and in securities that provide substantially similar exposure to the securities in the Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
The Fund may invest in shares of other iShares funds that provide substantially similar exposure to the securities in the Underlying Index. BFA will waive management fees in an amount equal to the management fees paid by the Fund indirectly as a result of its investment in other iShares funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow
S-3

Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse
S-4

impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including certain municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
S-5

Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight, and may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
S-6

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.19%.
The best calendar quarter return during the periods shown above was 7.04% in the 3rd quarter of 2009; the worst was
-4.85% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 9/7/2007)
Return Before Taxes	6.14%	5.49%	5.47%
Return After Taxes on Distributions[1]	6.14%	5.48%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.04%	5.21%	5.19%
S&P National AMT-Free Municipal Bond IndexTM (Index returns do not reflect deductions for fees, expenses, or taxes)	6.52%	5.67%	5.57%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P National AMT-Free Municipal Bond Fund to the iShares National AMT-Free Muni Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
2

Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed
3

to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards
4

of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying
5

or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.
6

Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income” (effective beginning in 2013). The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes, the federal AMT and the federal Medicare contribution tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the securities could decline significantly in value.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs, and, in certain countries, significant government regulation and oversight. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
7

Utilities Sector Risk. The utilities sector may be adversely affected by deregulation, which can lead to increased competition; difficulty raising capital and financing large construction programs during periods of inflation or unsettled capital markets; restrictions on operations and increased cost and delays attributable to environmental considerations and regulations; costs associated with technical innovations; the scarcity of certain fuels or the effects of man-made disasters. In addition, existing and possible future regulations or legislation may reduce the profitability of the utilities sector or subject the sector to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also adversely impact the utilities sector. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.25%. BFA has contractually agreed to waive its management fees in an amount equal to the Fund's pro rata share of the fees and
8

expenses attributable to the Fund's investments in other iShares funds, “Acquired Fund Fees and Expenses,” through June 30, 2015. The contractual waiver may be terminated prior to June 30, 2015 only upon written agreement of the Trust and BFA.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts
9

that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may
10

receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
11

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “MUB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund.
12

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
13

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
14

availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election
15

by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax adviser.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the U.S., by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
16

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
17

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
18

The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$11,042,000	100,000	$400	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
19

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 109.83	$ 100.74	$ 103.55	$ 99.18	$ 96.48
Income from investment operations:
Net investment income[a]	3.16	3.56	3.77	3.82	3.77
Net realized and unrealized gain (loss)[b]	1.68	9.08	(2.82)	4.27	2.45
Total from investment operations	4.84	12.64	0.95	8.09	6.22
Less distributions from:
Net investment income	(3.16)	(3.55)	(3.76)	(3.72)	(3.52)
Total distributions	(3.16)	(3.55)	(3.76)	(3.72)	(3.52)
Net asset value, end of year	$ 111.51	$ 109.83	$ 100.74	$ 103.55	$ 99.18
Total return	4.47%	12.80%	0.95%	8.27%	6.53%
Ratios/Supplemental data:
Net assets, end of year (000s)	$3,635,225	$2,833,674	$1,974,566	$1,698,153	$1,021,581
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees	n/a	0.25%	0.25%	n/a	0.26%
Ratio of net investment income to average net assets	2.86%	3.39%	3.64%	3.75%	3.84%
Portfolio turnover rate[c]	9%	7%	9%	8%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
20

Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of McGraw Hill Financial, Inc. is the world’s largest global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about S&P, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
21

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P's and its affiliates' only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of S&P and its affiliates and of the Underlying Index which is determined, composed and calculated by S&P and its affiliates without regard to the Trust, BFA or its affiliates or the Fund. S&P and its affiliates have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P and its affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance the Fund will accurately track the performance of the Underlying Index or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMMISIONS, OR INTERRUPTIONS THEREIN.
S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S& P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENT BETWEEN S&P AND BFA, OTHER THAN THE THIRD PARTY LICENSORS OF S&P.
22

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
23

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	4	1.29%
Greater than 3.0% and Less than 3.5%	4	1.29
Greater than 2.5% and Less than 3.0%	6	1.94
Greater than 2.0% and Less than 2.5%	7	2.26
Greater than 1.5% and Less than 2.0%	4	1.29
Greater than 1.0% and Less than 1.5%	15	4.84
Greater than 0.5% and Less than 1.0%	97	31.29
Between 0.5% and -0.5%	169	54.51
Less than -0.5% and Greater than -1.0%	4	1.29
	310	100.00%
24

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.47%	4.13%	4.93%	6.53%	6.53%	6.84%	5.48%	5.53%	5.60%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.47%	4.13%	4.93%	37.20%	37.23%	39.22%	33.95%	34.29%	34.77%

*	Total returns for the period since inception are calculated from the inception date of the Fund (9/7/07). The first day of secondary market trading in shares of the Fund was 9/10/07.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-MUB-0713

July 1, 2013
2013 Prospectus
►	iShares New York AMT-Free Muni Bond ETF | NYF | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P New York AMT-Free Municipal Bond IndexTM” are trademarks of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. and have been licensed for use by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® NEW YORK AMT-FREE MUNI BOND ETF
Ticker: NYF	Stock Exchange: NYSE Arca
Investment Objective
The iShares New York AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade municipal bonds issued in the State of New York.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.25%	None	None	0.25%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P New York AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the investment-grade segment of the New York municipal bond market. As of December 31, 2012, there were 1,696 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and is comprised of municipal bonds issued in the State of New York. The Underlying Index includes municipal bonds from issuers in the State of New York that are New York state or local governments or agencies whose interest payments are exempt from U.S. federal and New York state income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by
Standard & Poor's Ratings Services, Baa3 by Moody’s® Investors Service, Inc. (“Moody's”), or BBB- by Fitch, Inc. (“Fitch”). A bond must be rated by at least one of the three rating agencies in order to qualify for the index. For avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio
S-2

turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and generally invests 90% of its assets in the securities of the Underlying Index and in securities that provide substantially similar exposure to the securities in the Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund generally holds municipal bond securities issued by the State of New York and its municipalities whose interest payments are exempt from U.S. federal and New York state income tax, the federal AMT and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total
S-3

return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
S-4

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including certain municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.
New York Municipal Securities Risk. Because the Fund invests substantially in New York municipal instruments, it is more exposed to the impact of negative political, economic and statutory factors within the State of New York than a fund that invests more widely.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
As a result, the Fund's performance may depend on the performance of a small number of issuers.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees
S-5

and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight, and may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.13%.
The best calendar quarter return during the periods shown above was 6.45% in the 3rd quarter of 2009; the worst was
-4.20% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 10/4/2007)
Return Before Taxes	6.46%	5.45%	5.44%
Return After Taxes on Distributions[1]	6.38%	5.43%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.26%	5.17%	5.17%
S&P New York AMT-Free Municipal Bond IndexTM (Index returns do not reflect deductions for fees, expenses, or taxes)	6.34%	5.69%	5.64%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P New York AMT-Free Municipal Bond Fund to the iShares New York AMT-Free Muni Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
2

Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the
3

Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
4

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
5

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
New York Municipal Securities Risk. The Fund will invest primarily in municipal securities issued by or on behalf of the State of New York. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities than is a municipal securities fund that invests more widely. Such risks include, but are not limited to, the strength and duration of the economic recovery; the impact of federal deficit reduction measures; the performance of the national and State economies; the impact of international events on consumer confidence, oil supplies and oil prices; the impact of behavioral changes concerning financial sector profitability and the structure of financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; risks concerning the implementation of gap-closing actions, including reductions in agency spending; and any reduction in the creditworthiness of issuers of New York municipal securities. For more information on the risks associated with New York municipal instruments, see the Special Considerations Regarding Investments in New York Municipal Securities section of the Fund’s SAI.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the
6

Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or New York State income taxes, the AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA will rely on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with the bond counsel’s opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and New York income taxes and from the federal AMT and from the federal Medicare contribution tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal and New York income tax or federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax, AMT or the federal Medicare contribution tax. U.S. federal or state changes in income, federal AMT or the federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during
7

times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs, and, in certain countries, significant government regulation and oversight. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
Utilities Sector Risk. The utilities sector may be adversely affected by deregulation, which can lead to increased competition; difficulty raising capital and financing large construction programs during periods of inflation or unsettled capital markets; restrictions on operations and increased cost and delays attributable to environmental considerations and regulations; costs associated with technical innovations; the scarcity of certain fuels or the effects of man-made disasters. In addition, existing and possible future regulations or legislation may reduce the profitability of the utilities sector or subject the sector to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also adversely impact the utilities sector. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
8

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.25%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
9

The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide
10

research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption
11

transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “NYF.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
12

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing
13

services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
14

Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
Taxes on Distributions.
Federal. Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's
15

disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax adviser.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return.
New York. To the extent that the Fund’s interest income dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, such dividends will be exempt from New York State and
16

New York City personal income taxes. Distributions of the Fund to corporate taxpayers are not exempt from the New York State corporation franchise tax or the New York City general corporation tax. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for New York State personal income tax purposes.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
17

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is
18

charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,545,000	50,000	$250	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type
19

are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of year	$ 109.93	$101.58	$104.38	$ 99.78	$ 98.09
Income from investment operations:
Net investment income[a]	3.43	3.65	3.75	3.82	3.91
Net realized and unrealized gain (loss)[b]	1.97	8.31	(2.80)	4.55	1.54
Total from investment operations	5.40	11.96	0.95	8.37	5.45
Less distributions from:
Net investment income	(3.43)	(3.61)	(3.75)	(3.77)	(3.76)
Total distributions	(3.43)	(3.61)	(3.75)	(3.77)	(3.76)
Net asset value, end of year	$ 111.90	$ 109.93	$ 101.58	$104.38	$ 99.78
Total return	4.99%	12.00%	0.95%	8.52%	5.65%
Ratios/Supplemental data:
Net assets, end of period (000s)	$134,277	$ 98,937	$ 71,109	$ 67,844	$39,911
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	3.08%	3.45%	3.60%	3.73%	3.95%
Portfolio turnover rate[c]	10%	19%	14%	1%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of McGraw Hill Financial, Inc., is the world’s largest global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about S&P, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
22

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P's and its affiliates' only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of S&P and its affiliates and of the Underlying Index which is determined, composed and calculated by S&P and its affiliates without regard to the Trust, BFA or its affiliates or the Fund. S&P and its affiliates have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P and its affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance the Fund will accurately track the performance of the Underlying Index or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMMISIONS, OR INTERRUPTIONS THEREIN.
S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S& P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENT BETWEEN S&P AND BFA, OTHER THAN THE THIRD PARTY LICENSORS OF S&P.
23

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.32%
Greater than 0.5% and Less than 1.0%	210	67.74
Between 0.5% and -0.5%	99	31.94
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.99%	5.54%	4.92%	6.36%	6.14%	6.79%	5.43%	5.51%	5.63%

Cumulative Total Returns
Year Ended 2/28/13			Five Years Ended 2/28/13			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
4.99%	5.54%	4.92%	36.09%	34.71%	38.86%	33.07%	33.59%	34.45%

*	Total returns for the period since inception are calculated from the inception date of the Fund (10/4/07). The first day of secondary market trading in shares of the Fund was 10/5/07.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-NYF-0713

July 1, 2013
2013 Prospectus
►	iShares Short-Term National AMT-Free Muni Bond ETF | SUB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P Short Term National AMT-Free Municipal Bond IndexTM” are trademarks of S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. and have been licensed for use by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® SHORT-TERM NATIONAL AMT-FREE MUNI BOND ETF
Ticker: SUB	Stock Exchange: NYSE Arca
Investment Objective
The iShares Short-Term National AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds with remaining maturities between one month and five years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.25%	None	None	0.25%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the S&P Short Term National AMT-Free Municipal Bond IndexTM (the “Underlying Index”), which measures the performance of the short-term investment-grade segment of the U.S. municipal bond market. As of December 31, 2012, there were 2,298 issues in the Underlying Index. Components primarily include transportation and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Each bond must have a rating of at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody’s Investors Service, Inc. (“Moody's”), or
BBB- by Fitch, Inc. (“Fitch”). A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment-grade. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market-value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
S-2

BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in securities of the Underlying Index. The Fund may at times invest up to 20% of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index, and in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents, including shares of municipal money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc. (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
S-3

Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions are likely to have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, potentially resulting in an adverse impact on the Fund and its shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices. The Fund invests a significant portion of its portfolio in municipal securities, which may be less liquid than taxable bonds.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
S-4

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns. The recent financial crisis has caused a decrease in the value and liquidity of many securities, including certain municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project or from the assets.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
S-5

Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs and government regulations.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight, and may be adversely affected by increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the three months ended March 31, 2013 was 0.38%.
The best calendar quarter return during the periods shown above was 1.67% in the 1st quarter of 2009; the worst was
-0.79% in the 4th quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-6

Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 11/5/2008)
Return Before Taxes	0.94%	2.63%
Return After Taxes on Distributions[1]	0.94%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares[1]	0.96%	2.33%
S&P Short Term National AMT-Free Municipal Bond IndexTM (Index returns do not reflect deductions for fees, expenses, or taxes)	1.25%	2.95%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
S-7

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions primarily from net tax exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-8

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P Short Term National AMT-Free Municipal Bond Fund to the iShares Short-Term National AMT-Free Muni Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
1

The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, project types, group of project types, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
2

Index-Related Risk. In order to meet its investment objective, the Fund will seek to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. While index providers do provide descriptions of what a particular index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. BFA does not provide any similar warranty, guarantee or acceptance of liability for the indexes or data used. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indexes are less commonly used. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of the Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders.
Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Fund’s Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed
3

to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities, including municipal securities, and has adversely affected many issuers of municipal securities and may continue to do so. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards
4

of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying
5

or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
6

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. Substitute payments received by the Fund with respect to municipal securities lent, if any, will not constitute tax-exempt interest income to the Fund.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income” (effective beginning in 2013). The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes, the federal AMT and the federal Medicare contribution tax. The interest on any money market instruments held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the securities could decline significantly in value.
7

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Transportation Sector Risk. The transportation sector may be adversely affected by economic changes, fuel prices, labor relations, insurance costs, and, in certain countries, significant government regulation and oversight. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.
Utilities Sector Risk. The utilities sector may be adversely affected by deregulation, which can lead to increased competition; difficulty raising capital and financing large construction programs during periods of inflation or unsettled capital markets; restrictions on operations and increased cost and delays attributable to environmental considerations and regulations; costs associated with technical innovations; the scarcity of certain fuels or the effects of man-made disasters. In addition, existing and possible future regulations or legislation may reduce the profitability of the utilities sector or subject the sector to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also adversely impact the utilities sector. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing
8

the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.25%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.93 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended August 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
9

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
10

The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
11

Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “SUB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order
12

issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is
13

calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust's Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
14

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
15

Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax adviser.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the U.S., by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
16

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
17

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is
18

charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of March 28, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,319,000	50,000	$100	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type
19

are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
20

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Nov. 5, 2008[a] to Feb. 28, 2009
Net asset value, beginning of period	$ 106.77	$ 104.89	$ 105.40	$ 103.06	$100.50
Income from investment operations:
Net investment income[b]	1.04	1.32	1.34	1.50	0.75
Net realized and unrealized gain (loss)[c]	(0.29)	1.92	(0.52)	2.30	2.31
Total from investment operations	0.75	3.24	0.82	3.80	3.06
Less distributions from:
Net investment income	(1.01)	(1.36)	(1.33)	(1.46)	(0.50)
Total distributions	(1.01)	(1.36)	(1.33)	(1.46)	(0.50)
Net asset value, end of period	$ 106.51	$ 106.77	$ 104.89	$ 105.40	$ 103.06
Total return	0.71%	3.10%	0.83%	3.72%	3.00% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$628,425	$496,474	$403,842	$300,403	$ 41,225
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	0.98%	1.24%	1.27%	1.44%	2.32%
Portfolio turnover rate[f]	26%	19%	23%	22%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
21

Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of McGraw Hill Financial, Inc., is the world’s largest global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about S&P, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
22

Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P's and its affiliates' only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of S&P and its affiliates and of the Underlying Index which is determined, composed and calculated by S&P and its affiliates without regard to the Trust, BFA or its affiliates or the Fund. S&P and its affiliates have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. S&P and its affiliates are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P and its affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance the Fund will accurately track the performance of the Underlying Index or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMMISIONS, OR INTERRUPTIONS THEREIN.
S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S& P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENT BETWEEN S&P AND BFA, OTHER THAN THE THIRD PARTY LICENSORS OF S&P.
23

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.
BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
24

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012 through March 31, 2013.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.97%
Greater than 0.5% and Less than 1.0%	9	2.90
Between 0.5% and -0.5%	296	95.48
Less than -0.5% and Greater than -1.0%	2	0.65
	310	100.00%
25

II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended February 28, 2013.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of February 28, 2013
Average Annual Total Returns						Cumulative Total Returns
Year Ended 2/28/13			Inception to 2/28/13*			Inception to 2/28/13*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.71%	0.68%	1.04%	2.63%	2.67%	2.95%	11.85%	12.06%	13.38%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/5/08). The first day of secondary market trading in shares of the Fund was 11/7/08.
26

For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK, INC. are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-SUB-0713

iShares® Trust
Statement of Additional Information

Dated July 1, 2013

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”):

Fund	Ticker	Stock Exchange
iShares 1-3 Year Credit Bond ETF	CSJ	NYSE Arca
iShares 1-3 Year Treasury Bond ETF	SHY	NYSE Arca
iShares 3-7 Year Treasury Bond ETF	IEI	NYSE Arca
iShares 7-10 Year Treasury Bond ETF	IEF	NYSE Arca
iShares 10+ Year Credit Bond ETF	CLY	NYSE Arca
iShares 10-20 Year Treasury Bond ETF	TLH	NYSE Arca
iShares 20+ Year Treasury Bond ETF	TLT	NYSE Arca
iShares Agency Bond ETF	AGZ	NYSE Arca
iShares California AMT-Free Muni Bond ETF	CMF	NYSE Arca
iShares Core Long-Term U.S. Bond ETF	ILTB	NYSE Arca
iShares Core Total U.S. Bond Market ETF	AGG	NYSE Arca
iShares Credit Bond ETF	CFT	NYSE Arca
iShares Government/Credit Bond ETF	GBF	NYSE Arca
iShares iBoxx $ High Yield Corporate Bond ETF	HYG	NYSE Arca
iShares iBoxx $ Investment Grade Corporate Bond ETF	LQD	NYSE Arca
iShares Intermediate Credit Bond ETF	CIU	NYSE Arca
iShares Intermediate Government/Credit Bond ETF	GVI	NYSE Arca
iShares MBS ETF	MBB	NYSE Arca
iShares National AMT-Free Muni Bond ETF	MUB	NYSE Arca
iShares New York AMT-Free Muni Bond ETF	NYF	NYSE Arca
iShares Short-Term National AMT-Free Muni Bond ETF	SUB	NYSE Arca
iShares Short Treasury Bond ETF	SHV	NYSE Arca
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated July 1, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual & Semi-Annual Reports of the Trust for the Funds are incorporated by reference into and deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report for each Fund may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates.

i

v

General Description of the Trust and its Funds

The Trust currently consists of more than 230 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares 1-3 Year Credit Bond ETF[1]
•	iShares 1-3 Year Treasury Bond ETF[2]
•	iShares 3-7 Year Treasury Bond ETF[3]
•	iShares 7-10 Year Treasury Bond ETF[4]
•	iShares 10+ Year Credit Bond ETF[5]
•	iShares 10-20 Year Treasury Bond ETF[6]
•	iShares 20+ Year Treasury Bond ETF[7]
•	iShares Agency Bond ETF[8]
•	iShares California AMT-Free Muni Bond ETF[9]
•	iShares Core Long-Term U.S. Bond ETF[10]
•	iShares Core Total U.S. Bond Market ETF[11]
•	iShares Credit Bond ETF[12]
•	iShares Government/Credit Bond ETF[13]
•	iShares iBoxx $ High Yield Corporate Bond ETF[14]
•	iShares iBoxx $ Investment Grade Corporate Bond ETF[15]
•	iShares Intermediate Credit Bond ETF[16]
•	iShares Intermediate Government/Credit Bond ETF[17]
•	iShares MBS ETF[18]
•	iShares National AMT-Free Muni Bond ETF[19]
•	iShares New York AMT-Free Muni Bond ETF[20]
•	iShares Short-Term National AMT-Free Muni Bond ETF[21]
•	iShares Short Treasury Bond ETF[22]

[1]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 1-3 Year Credit Bond Fund to the iShares 1-3 Year Credit Bond ETF.
[2]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 1-3 Year Treasury Bond Fund to the iShares 1-3 Year Treasury Bond ETF.
[3]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 3-7 Year Treasury Bond Fund to the iShares 3-7 Year Treasury Bond ETF.
[4]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 7-10 Year Treasury Bond Fund to the iShares 7-10 Year Treasury Bond ETF.
[5]	On July 1, 2013, the name of the Fund changed from the iShares 10+ Year Credit Bond Fund to the iShares 10+ Year Credit Bond ETF.
[6]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 10-20 Year Treasury Bond Fund to the iShares 10-20 Year Treasury Bond ETF.
[7]	On July 1, 2013, the name of the Fund changed from the iShares Barclays 20+ Year Treasury Bond Fund to the iShares 20+ Year Treasury Bond ETF.
[8]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Agency Bond Fund to the iShares Agency Bond ETF.
[9]	On July 1, 2013, the name of the Fund changed from the iShares S&P California AMT-Free Municipal Bond Fund to the iShares California AMT-Free Muni Bond ETF.
[10]	On October 17, 2012, the name of the Fund changed from the iShares 10+ Year Government/Credit Bond Fund to the iShares Core Long-Term U.S. Bond ETF. On October 23, 2012, the Fund’s Underlying Index changed from The BofA Merrill Lynch 10+ Year US Corporate & Government IndexSM to Barclays U.S. Long Government/Credit Bond Index.

1

[11]	On October 17, 2012, the name of the Fund changed from the iShares Barclays Aggregate Bond Fund to the iShares Core Total U.S. Bond Market ETF.
[12]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Credit Bond Fund to the iShares Credit Bond ETF.
[13]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Government/Credit Bond Fund to the iShares Government/Credit Bond ETF.
[14]	On July 1, 2013, the name of the Fund changed from the iShares iBoxx $ High Yield Corporate Bond Fund to the iShares iBoxx $ High Yield Corporate Bond ETF.
[15]	On July 1, 2013, the name of the Fund changed from the iShares iBoxx $ Investment Grade Corporate Bond Fund to the iShares iBoxx $ Investment Grade Corporate Bond ETF.
[16]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Intermediate Credit Bond Fund to the iShares Intermediate Credit Bond ETF.
[17]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Intermediate Government/Credit Bond Fund to the iShares Intermediate Government/Credit Bond ETF.
[18]	On July 1, 2013, the name of the Fund changed from the iShares Barclays MBS Bond Fund to the iShares MBS ETF.
[19]	On July 1, 2013, the name of the Fund changed from the iShares S&P National AMT-Free Municipal Bond Fund to the iShares National AMT-Free Muni Bond ETF.
[20]	On July 1, 2013, the name of the Fund changed from the iShares S&P New York AMT-Free Municipal Bond Fund to the iShares New York AMT-Free Muni Bond ETF.
[21]	On July 1, 2013, the name of the Fund changed from the iShares S&P Short Term National AMT-Free Municipal Bond Fund to the iShares Short-Term National AMT-Free Muni Bond ETF.
[22]	On July 1, 2013, the name of the Fund changed from the iShares Barclays Short Treasury Bond Fund to the iShares Short Treasury Bond ETF.
The investment objective of each Fund is to seek to track the investment results of a specified benchmark index (each, an “Underlying Index”) representing a segment of the U.S. (and in some cases, non-U.S.) bond market. Each Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component (other than the iShares MBS ETF, which generally redeems Creation Units of its shares solely for cash). Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 shares or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings
2

on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.

Each of the iShares 10+ Year Credit Bond ETF and the iShares Core Long-Term U.S. Bond ETF generally invests at least 80% of its assets in the securities of its Underlying Index or in depositary receipts representing securities in the Underlying Index. Each Fund may invest the remainder of its assets in in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
Each of the iShares 1-3 Year Treasury Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF and the iShares Short Treasury Bond ETF (the “ Treasury Funds”) generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

3

Each of the iShares 1-3 Year Credit Bond ETF, iShares Credit Bond ETF and iShares Intermediate Credit Bond ETF (the “Credit Bond Funds”) and the iShares Government/Credit Bond ETF and iShares Intermediate Government/Credit Bond ETF (the “Government/Credit Bond Funds”) generally invests at least 90% of its assets in the securities of its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.

The iShares Agency Bond ETF generally seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). As of December 31, 2012, approximately 89.65% of the composite market value of the bonds represented in the Underlying Index was U.S. agency debentures issued by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Federal Home Loan Bank System (“FHLB”).
The iShares Core Total U.S. Bond Market ETF generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). As of December 31, 2012, approximately 31.81% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage-backed pass-through securities. U.S. fixed-rate agency mortgage-backed pass-through securities are securities issued by entities such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Freddie Mac and Fannie Mae that are backed by pools of mortgages. Most transactions in fixed-rate mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“ to-be-announced (“TBA”) transactions“). The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
The iShares MBS ETF seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). As of December 31, 2012, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage-backed pass-through securities. The Underlying Index is represented by approximately 97.36% fixed-rate mortgages and 2.64% hybrid adjustable rate mortgages (“ARMs”). Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement TBA transactions. The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.

4

The iShares iBoxx $ High Yield Corporate Bond ETF generally invests 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).
The iShares iBoxx $ Investment Grade Corporate Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment-grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BFA believes will help the Fund track its Underlying Index and which are either: (i) included in the broader index upon which the Underlying Index is based (i.e., the Markit iBoxx USD Index); or (ii) new issues which BFA believes are entering or about to enter the Underlying Index or the Markit iBoxx USD Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
Each of the iShares California AMT-Free Muni Bond ETF, iShares National AMT-Free Muni Bond ETF, and iShares New York AMT-Free Muni Bond ETF (the “Municipal Bond Funds”) generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. Each Municipal Bond Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in its Underlying Index, but which BFA believes will help each Municipal Bond Fund track its Underlying Index. For example, each Municipal Bond Fund may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in its Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares California AMT-Free Muni Bond ETF and iShares New York AMT-Free Muni Bond ETF generally holds municipal bond securities issued by its respective state and local municipalities whose interest payments are exempt from U.S. federal and state income tax, the federal alternative minimum tax (“AMT”), and the federal Medicare contribution tax of 3.8% on “net investment income.” The iShares National AMT-Free Muni Bond ETF will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT, and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, each Municipal Bond Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
The iShares Short-Term National AMT-Free Muni Bond ETF generally invests at least 80% of its assets in securities of its Underlying Index. The Fund may at times invest up to 20% of its assets in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index, and in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents, including shares of municipal money market funds advised by BFA or its affiliates, as well as in municipal bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income tax, the federal AMT, and the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates.
Asset-Backed and Commercial Mortgage-Backed Securities.  The iShares Core Total U.S. Bond Market ETF and iShares MBS ETF may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

5

Beginning in the second half of 2007 through 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.
Bonds.  Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Brady Bonds.  Certain of the Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in
6

various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Corporate Bonds. Each Fund (other than the Treasury Funds and Municipal Bond Funds) may invest in investment-grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status.  The following table sets forth the diversification status of each Fund:

Diversified Funds	Non-Diversified Funds
iShares 1-3 Year Credit Bond ETF	iShares California AMT-Free Muni Bond ETF
iShares 1-3 Year Treasury Bond ETF	iShares New York AMT-Free Muni Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Agency Bond ETF
iShares Core Long-Term U.S. Bond ETF
iShares Core Total U.S. Bond Market ETF
iShares Credit Bond ETF
iShares Government/Credit Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares MBS ETF
iShares National AMT-Free Muni Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares Short Treasury Bond ETF

With respect to 75% of its total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.
 A “ non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
7

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures and Options. Futures contracts and options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund will not use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

High Yield Securities.  The iShares iBoxx $ High Yield Corporate Bond ETF invests a large percentage of its assets in high yield debt securities, sometimes referred to as “junk bonds.” High yield securities are debt securities rated below investment-grade. Investments in high yield securities generally provide greater potential income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of each Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by each Fund.
8

The secondary market on which high yield securities are traded, if any, may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield security, and could adversely affect the daily net asset value per share of each Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance.
Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. A Fund may take the tax effects of this difference into account in its securities lending program.
Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board” or the “Trustees”). To the extent that the Funds engage in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Funds, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Mortgage-Backed Pass-Through Securities.  A significant portion of the Barclays U.S. Aggregate Bond Index and the entire Barclays U.S. MBS Index represents the U.S. agency mortgage-backed pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of each of the iShares Core Total U.S. Bond Market ETF's and iShares MBS ETF's assets is invested to seek exposure to a representative sample of U.S. agency mortgage-backed pass-through securities included in such indexes. The term “U.S. agency mortgage-backed pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as Ginnie Mae, Fannie Mae or Freddie Mac. In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments)

9

from the pool of mortgage loans. The portion of the Barclays U.S. Aggregate Bond Index and Barclays U.S. MBS Index representing the mortgage-backed pass-through segment of the U.S. investment-grade bond market , if any, may be comprised of multiple pools of fixed-rate and hybrid ARMs mortgage-backed pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage-backed securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage-backed securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For these and other reasons, the iShares Core Total U.S. Bond Market ETF and iShares MBS ETF seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage-backed pass-through securities, which represent a significant portion of their respective Underlying Indexes, in whole or in part through the use of TBA transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage-backed pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage-backed pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each of the iShares Core Total U.S. Bond Market ETF and iShares MBS ETF may use TBA transactions in several ways. For example, each Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage-backed pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage-backed pass-through securities stipulated in the TBA agreement. Neither Fund is required to use TBA transactions to gain exposure to mortgage pools, and each Fund may choose to purchase those interests in any manner believed by BFA to be in the best interest of the Fund. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs, and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds described in this SAI that do not use TBA rolls.
The iShares Core Total U.S. Bond Market ETF and iShares MBS ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. Each Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund’s own fees and expenses.

Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
10

Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.
Municipal Securities.  Certain of the Funds may generally invest in municipal securities, the interest payments of which are subject to U.S. federal income tax. Certain of the Funds invest in securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Funds may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.
Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.

Tender option bonds are synthetic floating rate or variable rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment-grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Variable rate demand obligations (“VRDOs”) are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being
11

calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index.
Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly-traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner.
Options on Futures Contracts.  Each Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
12

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “ marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Privately-Issued Securities.  The Credit Bond Funds, iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor's Ratings Services, Fitch Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Fund.
Certain of the Funds may also have investments in “underlying funds” not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage real estate investment trusts (“REITs”) that may invest in CFTC Derivatives). BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on
13

November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the Funds, has filed a claim with the CFTC for certain of the Funds to rely on this no-action relief.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.  The iShares National AMT-Free Muni Bond ETF

14

may invest in shares of other iShares funds that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the iShares National AMT-Free Muni Bond ETF’s assets invested in shares of other iShares funds.

Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch or “A-1” by Standard & Poor's Ratings Services, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
15

U.S. Government Obligations.  Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank (“FHLB”) notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S.-Registered Securities of Non-U.S. Issuers. Each Fund (other than the iShares Agency Bond ETF, Municipal Bond Funds and Treasury Bond Funds) may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The Credit Bond Funds, iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

Agency Debt Risk. Certain of the Funds may invest in unsecured bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
16

Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, which may result in a Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by a Fund’s third party service providers (including, but not limited to, index providers, fund accountants and transfer agents) and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Extension Risk.  During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.
Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
17

Risk of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of bonds in which it invest.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Debt Securities.  Certain of the Funds may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. An investment in these Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Funds. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Repurchase Agreement Risk.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase

18

price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).

Tax Risks Associated with Municipal Securities.  As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell Municipal Bond Fund shares.
In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.
U.S. Trading Partners Risk.  The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain countries in which the Fund invests and the economies of these countries may be particularly affected by changes in the U.S. economy. The U.S. economy has recently experienced very difficult conditions and volatility, as well as significant adverse trends. While government intervention and recent legislation has been enacted to improve the U.S. economy, the recovery has been fragile and modest. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on economies of these countries and, as a result, securities to which the Fund has exposure.
U.S. Treasury Obligations Risk.  Certain of the Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.
On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from a AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by Standard & Poor's Ratings Services may cause the value of a Fund's U.S. Treasury obligations to decline.
Special Considerations Regarding Investments in California Municipal Securities
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.
19

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the iShares California AMT-Free Muni Bond ETF nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. While the California economy has been improving since 2009, by mid-2011 the State Department of Finance indicated that, due a host of external factors, economic progress had slowed. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 9.0% in April 2013, was approximately 1.5 percent higher than the national average. Furthermore, relatively weak housing markets and depressed construction activity continue to dampen economic growth within the State.
In addition to a slow recovery from the recent recession, California has faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18% in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (known as Proposition 30), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. See “Proposition 30” below.
The adopted State budget for fiscal year 2012-13 (the “2012-13 Budget Act”), which attempted to address a $15.7 billion budget gap for fiscal years 2011-12 and 2012-13, was projected to leave a fiscal year-end reserve of approximately $948 million, although recent projections show a smaller year end reserve. Nonetheless, the projected budget results are a dramatic improvement from prior budgets following the recession, which consistently had multi-billion dollar deficits. See “Proposed 2013-14 State Budget” and “2012-13 Budget Act” below.
Most local government agencies continue to face budget constraints due to limited taxing powers and a weakened economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Generous and unfunded salary and benefit packages payable to local public employees, especially safety personnel, have weighed heavily on many cities throughout the State. Counties, in particular, also face the rising costs of mandated expenditures for health, welfare and public safety.
Economic Factors
California is by far the most populous state in the nation, almost 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The State’s estimated population of about 38 million represented over 12% of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s job market remains the weakest it has been in decades. The State’s unemployment rate increased from 6.1% at the start of 2008 to a high of 12.5% in the last four months of 2010. The State’s unemployment rate was 9.0% in April 2013. In comparison, the United States unemployment rate for April 2013 was 7.5%.
State personal income declined by 2.8% in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. The decline in personal income during the first quarter of 2009, 1.8%, was the largest in 40 years. However, State wages made substantial gains at the end of 2010 and continued throughout 2011. State personal income increased nearly 2.5% in 2010 from the previous year, increased 5.6% in 2011 from 2010 and increased approximately 3.5% in the first three quarters of 2012 compared to the first three quarters of 2011.

In 2009, taxable sales were down nearly 15% from the prior year and down nearly 20% from the peak reached in 2007. In 2010, taxable sales increased nearly 5% from the previous year, but were still down over 17% from the peak reached in 2007.
20

Taxable sales during 2011 increased 8.2% from 2010 but were down nearly 9% from the peak reached in 2007. Taxable sales in the first three quarters of 2012 were 7.9% higher than the taxable sales over the same period in 2011.

The total assessed valuation of property in the State was 1.8% lower at the commencement of fiscal year 2010-11 than it was in the commencement of the prior fiscal year and 2.4% lower than at the commencement of fiscal year 2009-10. These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

According to the Department of Finance, home building and real estate markets continue to be a major source of economic weakness for the State. The Statewide median price for existing single-family homes decreased more than 6% from 2010 to 2011, bringing the average median price to approximately $300,000. In February 2013, this number had increased to $333,880, a 24% increase from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270. In 2010, the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate.
Home building permitting, which suffered a long, steady decline from 2006 through 2009, increased nearly 6% and 5% in 2010 and 2011, respectively. In July 2012, home permitting was up nearly 83% from a year earlier. Despite these gains, the overall level of residential construction activity was 80% lower in 2010 and 2011 than during the pre-recession peak reached in 2004.
After slowing sharply in 2008, nonresidential construction permitting increased 1.3% in 2010 as compared with 2009 and increased 16.3% in 2011 as compared to 2010. Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009. During the three months ended July 2012, nonresidential permitting was down nearly 24% from the same months of 2011.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“ Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions).
Taxing entities, however, may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.
Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“ Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
21

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This new requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “ appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “ proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.
“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges.
22

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimates the State was $14.4 billion under the limit in fiscal year 2012-13 and projects the State will be approximately $16.6 billion under its limit in fiscal year 2013-14.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to February 1, 2013, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $86.5 billion. This outstanding debt consists of approximately $72.9 billion of general obligation bonds, approximately $11.7 billion of lease-revenue bonds and $1.9 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A (as defined herein). Moreover, as of February 1, 2013, the State had approximately $39.1 billion of authorized and unissued General Fund-supported general obligation bonds ($31.9 billion) and lease revenue bonds ($7.2 billion). In addition, a ballot measure is scheduled to be submitted to the voters in November 2014 (rescheduled from 2012) authorizing an additional $11.1 billion of general obligation bonds, principally to enhance the State’s water supply system.
Based upon revenue estimates by the State Treasurer’s Office, and including the debt issuances planned during the current fiscal year described below, debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt is estimated to equal approximately 9.0% of General Fund revenues in fiscal year 2012-13 and 7.8% of General Fund revenues in fiscal year 2013-14. However, after giving effect to the receipt of federal “Build America Bond” subsidy payments from the federal government and the availability of special funds that may be used to pay a portion of the debt service, the estimated ratios fall to 7.8% and 6.3% respectively.
Future Bond Issuance Plans. As the State had $39.1 billion of authorized but unissued General Fund-supported debt as of February 1, 2013, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon the State’s current budget projections approximately $6.5 billion of such obligations will be issued in calendar year 2013. However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.
Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.4 billion of revenue anticipation notes for fiscal year 201112 (which have been repaid). The State Treasurer sold $10 billion of revenue anticipation notes in August 2012 as part of the State’s cash management program for fiscal year 201213. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time,
23

the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in the last four State budgets, in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years. Some of these statutory deferrals were made permanent and others were implemented for one fiscal year. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.
Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of December 31, 2012, the State Department of Water Resources had approximately $9.4 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $5.6 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $12.1 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2012. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. In fiscal year 2012-13, these sources are expected to contribute approximately 65.1%, 20.6% and 7.6%, respectively, of total General Fund revenues and transfers. The personal income tax structure is highly progressive with the top 1% of taxpayers paying almost 41% of the total personal income tax in tax year 2010. The personal income tax has been made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar year 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources can be particularly volatile.

Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected by the State’s slow recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

The Department of Finance reported that General Fund revenues fell over 18% from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projected that baseline revenues would not return to the fiscal year 2007-08 levels until at least fiscal year 2014-15.
The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2012-13 Budget Act projected an SFEU balance of $948 million as of June 30, 2013. However, the Governor revised the projected SFEU balance in the 2013-14 May Revision to $232 million as of June 30, 2013. See “Proposed 2013-14 State Budget” and “2012-13 Budget Act—General Fund Budget Summary” below.
The sharp drop in revenues and the recurring use of flawed budget assumptions in the previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009 the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.
In order to address the State’ s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.

24

The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.
The 2011-12 and 2012-13 Budget Acts were both enacted timely. Further, with the approval by the voters of Proposition 30, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. See “Proposition 30” below.

In fact, on January 10, 2013, the Governor proposed a state budget for fiscal year 2013-14 (the “2013-14 Governor’s Budget”), which, contrary to recent years in which the State faced multibillion-dollar deficits, reflected an improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30), and even assumed a modest operating surplus at the end of fiscal year 2012-13.
Proposition 30
The cornerstone of the 2012-2013 budget plan was Proposition 30, which was approved by the voters in November 2012. Proposition 30 increases personal income tax on annual earnings over $250,000 for seven years, and increases the State’s sales and use tax by one-quarter of 1% for four years. The LAO has projected that Proposition 30 will result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. These tax increases will be used to pay for the State’s Proposition 98 school funding obligations and other State programs.
The Governor projects that if his policies remain in effect and revenues continue to increase as projected, a significant amount of the $27.8 billion of outstanding budgetary borrowings and deferrals will be repaid by 2015-16. There can be no assurance that that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2012-13 Budget Act provides approximately 40% of General Fund revenues in fiscal year 2012-13 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2012-13, the Proposition 98 Guarantee is $53.6 billion, of which $36.8 billion is payable from the General Fund. This Proposition 98 Guarantee level reflects an increase in General Fund revenues in fiscal year 2012-13, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. In prior years, the State Legislature has approved suspensions of the Proposition 98 guarantee to satisfy budget shortfalls. The Proposition 98 guarantee includes a portion of new revenue from the tax increases reflected in Proposition 30, as discussed below in “2012-13 Budget Act.” For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post-Retirement Liabilities
The financial condition of the State and its localities is also subject to pension risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.

25

The most recent actuarial valuation of CalPERS, based on data through June 30, 2011, showed an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $27.2 billion on an actuarial value of assets (“ AVA”) basis and $38.5 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2011 at $64.5 billion on an AVA basis (an increase of $8.5 billion from the June 30, 2010 valuation), and $68.4 billion on an MVA basis (a decrease of $10.8 billion from the June 30, 2010 valuation).

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. CalPERS and CalSTRS have used an assumed 7.75% rate of return to calculate their respective unfunded liabilities. However, at its meeting in February 2012, the CalSTRS Board voted to lower the investment earnings assumption to 7.50% (a reduction of 0.25%) commencing for actuarial valuations dated June 30, 2011. Similarly, at its meeting in March 2012, the CalPERS Board also voted to lower the investment earnings assumption to 7.50% (a reduction of 0.25%) commencing for actuarial valuations dated June 30, 2011. These assumption changes will likely result in significant increases in unfunded liability. For example, the Department of Finance estimates that the assumption change for CalPERS will result in an increase in the State’s total contribution for fiscal year 2012-13 of approximately $304 million, of which approximately $173 million would be payable from the General Fund. The assumption changes will also increase retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.
In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS did, however, delay the implementation of the new policy until 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.
Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post-retirement benefit liabilities. These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal Bankruptcy Code, largely as a result of escalating labor cost (particularly safety personnel) and unfunded pension and post-retirement liabilities. Other cities and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. The Town of Mammoth Lakes also entered bankruptcy under Chapter 9 of the Federal Bankruptcy Code, but for different reasons, namely due to a large judgment entered against the city. There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.
Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. The State Legislature approved a comprehensive pension reform package affecting State and local government, known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”) which the governor signed into law on September 12, 2012. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declares legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. The LAO’s analysis of PEPRA concludes that the legislation will have little or no effect on State finances in 2012-13. Further, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years.
There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the

26

vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 11 times in the last three decades. However, the enactment of Proposition 25 should make it easier for the State to meet its constitutional requirements. The Legislature approved and Governor Brown signed both the 2012-13 Budget Act and the 2011-12 Budget Act before the start of each such fiscal year.
Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58; a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor suspended the annual transfer of money from the General Fund to the BSA for fiscal years 2010-11, 2011-12 and 2012-13. The BSA is currently unfunded due to withdrawals and defundings in recent years.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

27

Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8% of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature. Pursuant to the 2009-10 Budget Act, the State borrowed approximately $2 billion under Proposition 1A of 2004 to offset General Fund costs for a variety of court, health, corrections and K-12 programs. Proposition 22 prohibits any future borrowing by the State of local government funds.
In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.

Proposed 2013-14 State Budget
2013-14 Governor’s Budget. On January 10, 2013, the Governor proposed the 2013-14 Governor’s Budget. Contrary to recent years in which the State faced multibillion-dollar deficits, the 2013-14 Governor’s Budget reflected an improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30), and, in updating the projected results of the 2012-13 Budget Act, even assumed a modest surplus in the SFEU Fund at the end of fiscal year 2012-13.
The 2013-14 Governor’s Budget included annual funding increases for public higher education, as well as funding to begin to pay for the expansion of Medi-Cal, the State’s Medicaid healthcare program for low-income families. This Medi-Cal expansion is required by the federal Affordable Care Act that was enacted on March 23, 2011.
LAO Overview of 2013-14 Governor’s Budget. In its January 14, 2013 report on the 2013-14 Governor’s Budget, the LAO recognized a “significant improvement” in the State’s finances, and that the State had “reached a point where its underlying expenditures and revenues are roughly in balance.” Nonetheless, the LAO commented that there were still considerable risks to revenue estimates given the uncertainty at the federal level over “fiscal cliff” issues related to the debt limit and sequestration, as well as normal volatility in the State revenue structure. In addition, the Governor’s commitment to paying down debt would not leave the State with a sizable reserve at the end of 2016-17 under his multi-year plan, and would not have begun addressing huge unfunded liabilities associated with the teachers’ retirement system and State retiree benefits.
2013-14 May Revision. On May 14, 2013, Governor Brown released the May Revision (the “2013-14 May Revision”) to the 2013-14 Governor’s Budget, which updated policy proposals, revenue projections and estimated expenditures for fiscal years 2012-13 and 2013-14. The 2013-14 May Revision forecasted General Fund revenues at $2.8 billion higher for fiscal year 2012-13 and $1.3 billion lower for fiscal year 2013-14 than what was projected in the 2013-14 Governor’s Budget. The 2013-14 May Revision assumes about $1.3 billion lower in spending in fiscal year 2013-14. After accounting for these changes and others, the May Revision anticipates that the State would end fiscal year 2013-14 with a $1.1 billion reserve, which is slightly higher than what was projected in the 2013-14 Governor’s Budget.
LAO Overview of the 2013-14 May Revision. On May 17, 2013, the LAO released a report entitled “The 2013-14 Budget: Overview of the May Revision,” which provides an analysis of the 2013-14 May Revision. The LAO noted that for fiscal years ended 2011-12, 2012-13, and 2013-14 combined, the administration’s updated forecast anticipated that revenues will be $749 million higher than indicated in its January estimates (not counting a new $500 million loan proposal in the May Revision, which is booked to the revenue side of the budget). The LAO’s own forecast was $3.2 billion higher than the administration’s May Revision total for fiscal years ended 2011-12, 2012-13, and 2013-14 combined. The LAO stated that it “did not agree with the Governor’s view that there has been a significant dimming of the State’s near-term prospects” and that “the Governor’s new revenue forecast does not seem to reflect some recent economic improvements—most notably, a sharp increase in stock prices.” The LAO noted, however, that the ongoing federal budget negotiations remain an “economic wild card.”
General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the 2013-14 May Revision is set forth below. The budget reflects the tax increases from Proposition 30.

28

2013-14 May Revision
General Fund Condition
(Dollars in Millions)
			Proposed for 2013-14
	Actual 2011-12	Adopted 2012-13	Percent Change from Actual 2011-12	Proposed 2013-14	Percent Change from Adopted 2012-13
Prior-year General Fund balance	$ (2,282)	$ (1,658)		$ 850
Revenues and transfers	87,071	98,195	11.3%	97,235	(1.0)%
Total resources available	84,789	96,537		98,085
Total Expenditures	86,404	95,687	9.7%	96,353	0.7%
Ending General Fund balance	(1,615)	850		1,732
Encumbrances	618	618		618
Reserves (1)	(2,233)	232		1,114

(1)	Reflects the administration’s projection of the balance in the SFEU.
2012-13 Budget Act
The 2012-13 Budget Act was passed by the State Legislature and signed by Governor Brown on June 27, 2012. This was the second time since 2006 that the State began a new fiscal year with a budget in place. The 2012-13 Budget Act, which attempted to close a $15.7 billion budget gap in fiscal years 2011-12 and 2012-13 is projected by the 2013-14 May Revision, to both close the budget gap and leave a fiscal year-end reserve of approximately $232 million.
As stated, the cornerstone of the budget plan was Proposition 30, a temporary increase in income and sales taxes which the Governor proposed and which was approved by voters in November 2012.
The 2012-13 Budget Act also included significant reductions in social service and subsidized child care programs.
A summary of some of the budget “solutions” approved in the 2012-13 Budget Act, totaling $16.6 billion, are as follows:
$6.0 billion in Revenue Actions, of which $5.6 billion are assumed to come from the temporary tax increases provided in Proposition 30.
$8.1 billion in Expenditure Reductions. The 2012-13 Budget Act relied on deep spending reductions in most areas of State finance and government, including, among other things, reductions in the areas of health and human services such as Medi-Cal and CalWORKs, K-12 education, child care and development programs, and other reductions, such as redevelopment assets, State mandates, the judiciary and employee compensation.
$2.5 billion in Other Solutions. The remaining solutions consisted largely of one-time loans and transfers.
Future Budgets
The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.
Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

29

Bond Ratings
As of May 1, 2013, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A	A-
These ratings are among the lowest of any of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).
None of the information on the above websites is incorporated herein by reference.
Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,102 in Alpine County to approximately 9.9 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails, and public safety in unincorporated areas. There are also approximately 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.
Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.

30

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the State-local fiscal relationship.
Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004.
Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. See “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.
The 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The LAO estimates that during fiscal year 2012-13 the State will transfer approximately $5.9 billion of sales tax and vehicle license fee revenues to the counties under the realignment plan.
To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Many local governments are also facing substantial increases in pension liabilities and healthcare costs for retirees, as a result of generous retirements benefits granted during recent economic boom times. For more information regarding pension liabilities, see “State and Local Pension Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.
California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “ indebtedness” requiring voter approval. Such
31

leases, however, are subject to “ abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Tax Increment and the Dissolution of Redevelopment Agencies.
Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.
In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.
The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.
Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to healthcare providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “—Other Issuers of California Debt Obligations” above.
The effect of previously described constitutional initiatives as well as other statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors – Earthquake Risk
Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative
32

economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Special Considerations Regarding Investments in New York Municipal Securities
The following information is a brief summary of factors affecting the economy of New York State (the “State” or “New York”) and New York City (the “City” or “New York City”) and does not purport to be a complete description of such factors. The summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the City and State. The summary does not reflect recent developments since the dates of such budget documents and offering statements. Neither the Fund nor its legal counsel has independently verified this information.
The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the iShares New York AMT-Free Muni Bond ETF invests.

New York State

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information sources, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System (“NAICS”) industrial classification system.
Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result, New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the third largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation as a whole. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information sources, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for almost half of all nonagricultural jobs in New York. Information sources, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.
Federal, State, and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about one-half of total State and local government employment. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while the combined service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.
Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State

33

employment growth surpassed that of the nation, and in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but the gap between them has since closed, with the State rate below that of the nation from the start of the national recession through the end of 2012. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.
Despite Hurricane Sandy’s devastating impact on the downstate region, the pace of New York private sector job growth has remained strong, bouncing back from a loss of almost 30,000 jobs in November 2012. The State has continued to exhibit growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private sector employment growth of 1.9 percent and 1.5 percent are projected for 2012 and 2013, respectively. Public sector employment is expected to continue to decline well into 2014. In contrast, wage growth has continued to lose momentum, as two of the State’s high-wage sectors, finance and manufacturing, proceed to downsize. However, declining wage growth is estimated to have been mitigated in the fourth quarter by the accelerated payment of a sizeable portion of wages in advance of the tax increase. Wage growth for 2012 has been revised up to 3.1 percent, while growth for 2013 has been revised down to 3.3 percent. Similarly, personal income growth has been revised up to 3.4 percent for 2012, and down to 2.2 percent for 2013.
All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.
Annual Information Statement. The State Annual Information Statement dated May 11, 2012 (the “Annual Information Statement”) reflects the budget for the 2012-2013 fiscal year which the State Legislature completed action on March 30, 2012 (the “Enacted Budget”) and revisions to the spending estimates therein through May 11, 2012. The State updates the Annual Information Statement quarterly and released its quarterly update on August 10, 2012 (the “August Update”) and February 27, 2013 (the “February Update”) which reflects the updates to the Enacted Budget (the “ Updated Financial Plan” together with the Enacted Budget, the “State Financial Plan”).
The February Update reflects the Governor’s 2013-2014 Executive Budget, as amended (the “2013-2014 Executive Budget”). As described in the February Update, State General Fund (the “General Fund”) receipts are expected to total $59.1 billion, reflecting relatively weak economic growth and the disruption to activity caused by Hurricane Sandy, partially offset by lower debt service costs. General Fund disbursements are expected to total $59.4 billion, reflecting a number of factors, including increases in estimated disbursements for local assistance and for State operations, due mainly to costs related to Hurricane Sandy. The State expects to end the current fiscal year in balance on a cash basis of accounting, with a cash balance of $1.47 billion, including reserve funds. The February Update describes budget gaps of $1.35 billion, $3.98 billion, $5.20 billion and $5.66 billion in fiscal years 2013-2014, 2014-2015, 2015-2016 and 2016-2017, respectively. Assuming the successful implementation of the proposed gap-closing program, the 2013-2014 Executive Budget would eliminate the gap in 2013-2014, and lower the gaps to $2.09 billion, $3.56 billion and $4.16 billion in fiscal years 2014-2015, 2015-2016 and 2016-2017, respectively.
The 2013-2014 Executive Budget is a proposal and there can be no assurance that the State Legislature will not make changes that have an adverse impact on the budgetary projections contained therein or that it will take final action on the 2013-2014 Executive Budget prior to the start of the State’s fiscal year 2013-2014.

34

Fiscal Year 2011-12. The State ended the 2011-2012 fiscal year with a general fund balance of $1.79 billion, including approximately $1.3 billion in reserves and $283 million reserved for potential retroactive labor settlements.

Fiscal Year 2012-13. The State Division of Budget (“DOB”) expects the State will end the current fiscal year in balance for the General Fund on a cash basis of accounting. General Fund receipts, including transfers from other funds, are expected to total $59.1 billion, an increase of $167 million from the August Update. The estimate for annual tax receipts, before accounting for the impact of debt service revisions, has been lowered by $226 million, reflecting relatively weak economic growth and the disruption to activity caused by Hurricane Sandy, offset in part by changes in taxpayer behavior in response to potential federal tax law changes. In September 2012, the State received an unanticipated one-time payment pursuant to a settlement between the Department of Financial Services and Standard Chartered Bank that increased miscellaneous receipts by $340 million. In addition, the estimate for miscellaneous receipts and non-tax transfers has been increased by $53 million based on a review of collections to date. The reduction in tax receipts is offset in part by lower than expected costs for debt service, primarily for the State’s Personal Income Tax bonds, which results in an increase in tax receipts transferred to the General Fund after payment of debt service, and modestly higher transfers from other funds to the General Fund.
General Fund disbursements, including transfers to other funds, are expected to total $59.4 billion, an increase of $167 million over the August Update. The change is due to a number of factors. Estimated disbursements for local assistance have been increased by $108 million, reflecting higher than expected spending for Medicaid expenses that are expected to be financed from the General Fund instead of the Health Care Reform Act (“HCRA”) (due to lower expected receipts in HCRA).
The estimate for State operations disbursements has been increased by $89 million, due mainly to the costs related to Hurricane Sandy (these outlays are expected to be reimbursed by the federal government in fiscal year 2014). General State charges costs have been revised upward due to litigation against the State, reduced escrow payments from State agencies to offset General Fund costs, and increases in Workers’ Compensation payments. Estimated transfers for debt service and capital projects have been reduced, reflecting, among other things, savings from refundings, the timing and sizing of bond sales, and the financing mix for capital projects. The State Financial Plan also assumes the prepayment in the current year of approximately $183 million in debt service not due until fiscal year 2014.
The State expects to end fiscal year 2013 with a General Fund cash balance of $1.47 billion. The balance consists of $1.13 billion in the tax stabilization reserve, $175 million in the rainy day reserve, $57 million in the community projects fund, $21 million in the contingency reserve, and $13 million reserved for debt management. In addition, the balance includes $77 million set aside for potential retroactive costs of labor settlements with unions that have not agreed to contracts for prior contract periods (i.e., through fiscal year 2011). The potential retroactive costs have been calculated using the terms agreed to by the major State employee unions that reached settlements for those periods.
Special Considerations. The State Financial Plan is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the State Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the State Financial Plan.
The State Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events, such as continued or worsening strife in the Middle East, the Euro-zone financial crises, changes in consumer confidence, oil supplies, and oil prices; federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; household debt reduction on consumer spending and State tax collections; federal budgetary constraints; and severe storms or other natural disasters affecting the State.
Among other factors, the State Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; changes in the size of the State workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid contemplated by the State Financial Plan; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls

35

expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the State Financial Plan are subject to revisions, which may involve substantial change. No assurance can be given that such estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.
There can be no assurance that the projected General Fund budget gaps will not increase materially from the levels currently projected. If such events were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor. State law grants the Governor certain powers to achieve the Medicaid savings assumed in the State Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in Department of Health (“DOH”) State Funds Medicaid spending to the levels estimated in the State Financial Plan. In addition, savings are dependent upon timely federal approvals, appropriate amendments to existing systems and processes, revenue performance in the State’s HCRA fund, which provides support for approximately one-third of the DOH State-share of Medicaid, and the participation of health care industry stakeholders. In particular, funding resources that are expected to be generated through health care surcharges and other provider assessments may decline as a result of Medicaid redesign initiatives, which are expected to reduce expenditures and unnecessary utilization, as well as from the continued shift of fee-for-service delivery models to managed care. An inability to achieve these planned savings would reduce the funding for Medicaid available from HCRA, and could potentially require a commensurate level of additional General Fund support in order to meet program needs.
The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous receipts at the levels expected in the State Financial Plan, including payments pursuant to the tribal-State compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State Financial Plan in the current year or future years.
Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.
Other Post-Employment Benefits. State employees become eligible for post-employment benefits (healthcare) (“OPEB”) if they reach retirement while working for the State with at least ten years of service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the State Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.
In accordance with Government Accounting Standards Board (“GASB”) 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in the State’s basic financial statements for fiscal year 2012, the Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.
As reported in the State’s basic financial statements for fiscal year 2012, an actuarial valuation of OPEB liabilities was performed as of April 1, 2010. The valuation calculated the present value of the actuarial accrued total liability for benefits as of April 1, 2010 at $72.1 billion ($59.7 billion for the State and $12.4 billion for the State University of New York (“SUNY”), determined using the frozen entry age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.
The ARC for fiscal year 2012 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the frozen entry age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2012. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s

36

currently positive net asset condition at the end of fiscal year 2012 by $2.5 billion. GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.
There is no provision in the Updated Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service, and DOB, will continue to review such matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.
Risks to U.S. Economic Forecast. The national economy slowed in the fourth quarter of calendar year 2012, but an unexpectedly steep decline in federal government spending of 15 percent resulted in virtual stagnation during the quarter. Although the most recent high frequency data indicates an upward revision to the U.S. Bureau of Economic Analysis’ initial estimate for the fourth quarter, growth for that quarter is still likely to have been the weakest since the first quarter of calendar year 2011. In addition, there is a great degree of uncertainty surrounding the federal government spending sequester, which took effect on March 1, 2013. Weaker than expected inventory growth for the fourth quarter and a discouraging industrial production report for January could be signaling anticipation of softer demand ahead among defense manufacturers. As a result, both government spending and inventory growth have been revised down for 2013. Real U.S. GDP growth of 1.8 percent is now projected for 2013, following growth of 2.2 percent for 2012.
Outside of government spending and inventory growth, domestic final demand displayed a healthy expansion during the fourth quarter. With household spending growing 2.2 percent in the fourth quarter as anticipated, the outlook for consumer spending remains unchanged from the forecast. Residential fixed investment exhibited real growth of 15.3 percent in the fourth quarter, while real nonresidential investment grew a healthy 8.4 percent. In late January, Congress passed the second of two installments of appropriations to fund the Hurricane Sandy recovery effort. Based on Congressional Budget Office estimates, almost $60 billion in federal funds are expected to be spent over 10 years on the recovery effort, with $9.0 billion expected to be spent during the 2013 federal fiscal year, and $12.7 billion during 2014, before adjusting for inflation. These estimates represent less spending during the 2013 calendar year than anticipated in the forecast, but more in 2014 and the out years. On balance, real growth in residential fixed investment for 2013 has been revised down to 14.6 percent, while real growth in nonresidential fixed investment has been revised up to 5.5 percent.
Based on the U.S. Bureau of Labor Statistics’ recent release of its annual benchmark revision to national employment, it now appears that job growth for much of 2012 was stronger than originally estimated. For the final six months of 2012, private sector U.S. employment displayed monthly average growth of 183,500, revised up from 160,200 prior to the revision. Indeed, between January 2010 and December 2012, 622,000 more private sector jobs were added than pre-benchmark estimates suggested. As a result, employment growth has been revised up for both 2012 and 2013 to 1.7 percent and 1.5 percent, respectively. This forecast implies continued moderate but steady growth. Businesses accelerated a substantial volume of both wage and dividend payouts in advance of the January 1 tax hike for high income taxpayers.
A number of risks have intensified. With energy prices spiking yet again, it remains uncertain how gasoline price volatility will interact with the recent payroll tax hike. In addition, the uncertainty surrounding the federal government spending sequester, which took effect on March 1, 2013. Displays of political gridlock could extend the impact on overall economic activity well beyond those sectors directly affected by the spending sequester cuts. Although the global economy is expected to improve, the Euro-area and Japan remain in recession. Slower export growth than expected could negatively affect growth in U.S. corporate profits, investment, and jobs. Alternatively, a stronger than expected pickup in the global economy could result in a faster upturn in the demand for U.S. exports, having the opposite effect. Finally, stronger than anticipated home and equity price growth present upside risks to household spending.
Risks to New York State Economy. Despite Hurricane Sandy’s devastating impact on the downstate region, the pace of New York private sector job growth has remained strong, bouncing back from a loss of almost 30,000 jobs in November 2012. The State has continued to exhibit growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private sector employment growth of 1.9 percent and 1.5 percent are projected for 2012 and 2013, respectively, virtually unchanged from the previous forecast. Public sector employment is expected to continue to decline well into 2014. In contrast, wage growth has continued to lose momentum, as two of the State’s high-wage sectors, finance and manufacturing, proceed to downsize. However, declining wage growth is estimated to have been mitigated in the fourth quarter by the accelerated payment of a sizeable portion of wages in advance of the tax increase. Wage growth for

37

2012 has been revised up to 3.1 percent, while growth for 2013 has been revised down to 3.3 percent. Similarly, personal income growth has been revised up to 3.4 percent for 2012, and down to 2.2 percent for 2013.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to estimate. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become much more erratic in recent years. A weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.
Status of Current Labor Negotiations. The State has labor contracts with its two largest employee unions, Civil Service Employees Association (“CSEA”) and Public Employees Federation (“ PEF”), as well as New York State Police Benevolent Association (“NYSPBA”) (representing the Agency Police Service Unit (“APSU”) bargaining unit, formerly Agency Law Enforcement Services (“ALES”), New York State Correctional Officer and Police Benevolent Association (“NYSCOPBA”), and Council 82. Most of the contracts provide for no general salary increases for fiscal year 2012 through fiscal year 2014, increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program (“DRP”). Employees will receive a $1,000 lump sum payment ($775 paid in fiscal year 2014 and $225 paid in fiscal year 2015); a 2 percent salary increase in both fiscal year 2015 and fiscal year 2016; and, at the end of their contract term, the value of fiscal year 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF and NYSPBA-represented employees will receive a 2 percent salary increase in fiscal year 2015. PEF-represented employees will be repaid all DRP adjustments at the end of their contract in lieu of the $1,000 lump sum payment. Employees in the unions that have reached settlements with the State have contingent layoff protection for fiscal year 2013 and continuing protection for the full term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, SAGE Commission determinations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection.
The State is in negotiations with its other unsettled unions and recently reached a tentative agreement with the United University Professions (“UUP”), which represents faculty and non-teaching professional staff within the State University system. The contract is subject to ratification by union members in 2013. If ratified, approximately 10 percent of the unionized workforce would not have new contracts in place.
Prior-Year Labor Settlements. The Updated Financial Plan continues to include a planned reserve to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount of the reserve is calculated based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements for prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in fiscal year 2014 and beyond depends on the achievement of balanced budgets in those years. The Updated Financial Plan does not include reserves for settlements covering the current contract period (i.e., starting in fiscal year 2012).
Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation, and other governmental purposes. Any reduction in federal funding levels could have a materially adverse impact on the State’s Financial Plan. In addition, the State Financial Plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.
The federal government is lowering Medicaid developmental center payment rates for New York City, effective April 1, 2013. This amendment has the impact of lowering federal funding to New York State by approximately $1.1 billion beginning in fiscal year 2014. The 2013-2014 Executive Budget includes a plan to address this loss in federal aid. The plan is subject to implementation risks and is dependent, in part, on the approval of the Legislature and the federal government. As described below, the Centers for Medicare and Medicaid Services (“CMS”) may seek to retroactively recover federal funds regarding this matter.

38

On February 8, 2013, the CMS, with the assistance of the Office of the Inspector General, began a review to determine allowable Medicaid costs for services provided to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period will include claims for services provided during the period April 1, 2009 through March 31, 2010. Pending the outcome of this audit, CMS may seek to recover federal funds on any payments found in excess of federal payment requirements. While New York State continues to work collaboratively with its federal partners to resolve these concerns, adverse action by the federal government relative to these claims could jeopardize a significant amount of federal financial participation in the State Medicaid program. Any disallowances could have a materially adverse impact on the State’s financial position.

The federal Budget Control Act (“BCA”) of 2011 imposed annual caps on federal discretionary spending over a ten-year period. The specific spending reductions necessary for Congress to remain within the caps will be decided through the annual federal budget process, and therefore the magnitude of the impact on federal aid for the State has yet to be determined. Further, unless additional deficit reduction is enacted, BCA directs that these additional savings be achieved through sequestration of fiscal year 2013 funding, with across-the-board cuts to federal programs, and lower discretionary caps in the following eight years. The sequester and lower spending caps are implemented, DOB estimates that New York State and local governments could lose approximately $5 billion in federal funding over nine years.
Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a health care conversion. The Updated Financial Plan assumes no proceeds from health care conversions in fiscal year 2013; $175 million in proceeds in fiscal year 2014 and $300 million annually in fiscal years 2015, 2016 and 2017. The proceeds are expected to be deposited into the HCRA fund. If a conversion does not occur on the timetable or at the levels assumed in the Updated Financial Plan, the State may be required to take other actions to increase available resources, such as reduce planned spending in HCRA, or finance additional expenses in the General Fund, or both.
Climate Change Adaptation. Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Hurricane Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the federal government, State, and municipalities will be needed to adapt existing infrastructure to the risks posed by climate change.
Secured Hospital Program. Under the Secured Hospital program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Finance Agency (“MCFFA”) and by the Dormitory Authority of the State of New York (“DASNY”) through the Secured Hospital program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of January 1, 2013, there was approximately $493 million of outstanding bonds for the program.
The financial condition of most hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the eight hospitals in the program, several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the 2013-2014 Executive Budget projections reflect the assumption of additional costs of $13 million in fiscal year 2014, approximately $30 million annually for fiscal year 2015 through fiscal year 2017, and $17 million in fiscal year 2018 as the bonds begin to be paid off. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for three hospitals that currently are not meeting the terms of their agreement with DASNY. The State has additional exposure of up to a maximum of $44 million annually, if all additional hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.
Bond Market . Implementation of the Updated Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or, if necessary, from the Statewide Transportation Improvement Program (“STIP”), which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash

39

position and capital funding plan may be affected adversely. The success of projected public sales is subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt as well as the associated interest costs.

Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan.
State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The State Common Retirement Fund (“CRF”) is a pooled investment vehicle in which the assets of the Systems are held and invested. The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2011-12 fiscal year. There were 3,039 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities of the State.
As of March 31, 2012, 656,000 persons were members of the Systems and 403,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.
The CRF experienced significant investment losses in the 2008-09 fiscal year. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the Systems actuary, which is currently 7.5 percent. The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period. Thus, because of the significant investment loss in fiscal year 2008-09, employer contribution rates increased for fiscal years 2011, 2012, 2013 and 2014 and further increases are expected for fiscal year 2015. The amount of such future increases will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for fiscal year 2014 were released in early September 2012. The average ERS rate increased from 18.9 percent of salary in fiscal year 2013 to 20.9 percent of salary in fiscal year 2014, while the average PFRS rate increased from 25.8 percent of salary in fiscal year 2013 to 28.9 percent of salary in fiscal year 2014.
Assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the CRF. The Systems report that the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion or 2.6 percent from the fiscal year 2011 level of $149.5 billion. The increase in net assets available for benefits from fiscal year 2011 to fiscal year 2012 reflects, in large part, equity market performance. The valuation used by the Systems actuary will be based on audited net assets available for benefits as of March 31, 2012 and will be included in the NYSLRS’ comprehensive annual financial report for that fiscal year.
Consistent with statutory limitations affecting categories of investment, the Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct investment activities. The purpose of this asset allocation strategy is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2010, an asset liability analysis was completed and a long-term policy allocation was adopted. The current long term policy allocation seeks a mix that includes 43 percent equities (30 percent domestic and 13 percent international); 22 percent bonds, cash and mortgages; 8 percent inflation indexed bonds and 27 percent alternative investments (10 percent private equity, 6 percent real estate, 4 percent absolute return or hedge funds, 4 percent opportunistic and 3 percent real assets (commodities)). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process.
The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1,

40

2012. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected loss for fiscal year 2012, 40 percent of the unexpected gain for the fiscal year 2011, 60 percent of the unexpected gain for fiscal year 2010 and 80 percent of the unexpected loss for fiscal year 2009. Actuarial assets decreased from $148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated by the System Actuary in August 2012 using the entry age normal funding method and actuarial assets, was 87 percent.
Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is to be amortized over a period of no more than 30 years from the dates of their original issuance.
The legislation eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no general obligation seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue tax and revenue anticipation notes (issued in one year and maturing in the following year).
The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., the General Fund) for a limited period of time.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Empire State Development Corporation (“ESDC”), (collectively, the “ Authorized Issuers”).
The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.
Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the School Tax Relief Fund (the “STAR Fund”). In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill. State PIT

41

Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. As of March 31, 2012, approximately $23 billion of State PIT Revenue Bonds were outstanding. The Enacted Budget projected that $3.6 billion of State PIT Revenue Bonds will be issued in 2013.
Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. “ State-related debt” consists of State supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the State Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the State Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.
Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing general obligation Tax and Revenue Anticipation Notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program, which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.
Capital Commitment Plan and Debt Reform Act. The New York Works Task Force was formed in early 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of federal aid, and the timing of capital activity based on known needs and historical patterns.
The Debt Reform Act of 2000 (the “Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of all funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt

42

outstanding began at 0.75 percent of personal income in fiscal year 2001 and was fully phased in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of all funds receipts in fiscal year 2001 and will increase until it is fully phased in at 5 percent during fiscal year 2014. As of March 31, 2012, the cumulative debt outstanding and debt service caps were 4.00 and 4.65 percent, respectively. In the most recent annual certification issued in December 2012, the State reported that it was in compliance with both debt caps, with (i) debt issued after March 31, 2000 and outstanding at March 31, 2012 totaling $35.8 billion, or approximately $4.0 billion below the statutory debt outstanding limitation, constituting 3.6 percent of personal income, and (ii) debt service on such debt totaling $3.5 billion, or approximately $2.7 billion below the statutory debt service limitation, constituting 2.62 percent of total governmental receipts.
It is currently projected that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $2.7 billion in fiscal year 2013 to $71 million in fiscal year 2017. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Public Authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State supported or State-related debt. As of December 31, 2011 (New York Job Development Authority as of March 31, 2012), 18 public authorities had debt outstanding of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $170 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. The Enacted Budget authorizes any public benefit corporation to make voluntary contributions to the State’s General Fund at any time from any funds as deemed feasible and advisable by the public benefit corporation’s governing board after due consideration of the public benefit corporation’s legal and financial obligations, and deems such payment a “valid and proper purpose” for such funds.
There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.
Litigation. Adverse developments in certain proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced State financial plan. The State believes that the Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments required during the 2013 fiscal year. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget.

43

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. However, the legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.
The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but recently transitioned to advisory period powers commencing on July 1, 2012. In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a control period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a control period in State Supreme Court and did not prevail. NIFA is now exercising control period powers over Nassau County. On February 14, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver, et al. v. Nassau County Interim Finance Authority, et al. granting the plaintiffs’ motion for summary judgment seeking to nullify NIFA’s imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, if any, by NIFA to the United States Court of Appeals for the Second Circuit. The County has announced its intent to appeal.
Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2013 or thereafter.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In addition, in some cases, these delays have necessitated short-term borrowing at the local level. More recent developments that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; new constraints (for local governments other than in New York City and school districts outside New York City and the four other largest cities in New York State) on raising property tax revenues given legislation that now limits growth in the tax levy, subject to override; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.
Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.
Grants to Local Governments. Grants to local governments include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local assistance comprises 65 percent of total State operating funds spending. In 2013, “all funds” spending for local assistance is proposed to total $58.8 billion, an increase of $1.5 billion (2.6 percent) from the prior year. State-funded local assistance spending is estimated at $59.2 billion in fiscal year 2014. Total spending is comprised of State aid to medical assistance providers and public health programs; State aid for education, including school districts, universities, and tuition assistance; temporary and disability assistance; mental hygiene programs; transportation; children and family services; and local government assistance. Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

44

Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the federal government, and local governments (including New York City). New York’s Medicaid spending is projected to total approximately $57.6 billion in fiscal year 2014, including local contributions.
The 2013-2014 Executive Budget reflects continuation of the Medicaid spending cap enacted in fiscal year 2012, and recommends funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the Consumer Price Index. Statutory changes approved with the Enacted Budget grant the Executive certain administrative powers to help hold Medicaid spending to the capped level. The statutory changes, currently set to expire at the end of fiscal year 2014, are expected to be extended through fiscal year 2015, pursuant to authorization being recommended in the 2013-2014 Executive Budget. The cap itself remains in place, and the Updated Financial Plan assumes that statutory authority will be extended in subsequent years.
Based on updated data, the allowable growth under the cap is 3.9 percent. The fiscal year 2013-2014 Executive Budget also proposes to eliminate the Family Health Plus (“FHP”) effective January 1, 2015. The majority of the population receiving health care benefits through FHP will begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, will be eligible for federal tax credits in the ACA exchange and the State will pay all additional out-of-pocket costs for these individuals. The proposed elimination is expected to provide savings to the State of $38.5 million in FY 2015, and $29.0 million thereafter.
Factors affecting the level of Medicaid spending growth that must be managed within the cap include Medicaid enrollment, costs of provider health care services (particularly in managed care) and levels of utilization. The number of Medicaid recipients, including FHP, is expected to exceed 5.6 million at the end of fiscal year 2014, an increase of 7.3 percent from the fiscal year 2013 caseload of 5.3 million, a result mainly attributable to expanded eligibility pursuant to the ACA. Under the provisions of the ACA, the federal government is expected to finance a greater share of Medicaid costs, the impact of which is expected to lower future growth in State-share Medicaid costs beginning in fiscal year 2014.
The Enacted Budget included authorization to establish the phased-takeover of local government administration of the Medicaid program, and to cap spending on local Medicaid administration at fiscal year 2012 appropriation levels. The Enacted Budget also provided Medicaid spending relief for all counties and New York City by reducing growth in local Medicaid payments. These changes are expected to provide fiscal and administrative relief to local governments. As allowed under the Enacted Budget, Monroe County, which had previously authorized a State intercept of sales tax in lieu of payment for its portion of the local share of Medicaid, chose to enter the Medicaid program effective February 1, 2013. Monroe County is expected to benefit in the long-term from entering the local cap program, as future costs associated with its Medicaid growth will be paid for by the State under the phased-in takeover initiative.
The 2013-2014 Executive Budget proposes to transfer all administrative costs, including those State resources associated with the local Medicaid takeover program, from the Public Health budget to the Medicaid budget. This change will align operational resources with programmatic responsibilities to provide flexibility to meet emerging needs during the course of the year. Using additional efficiencies gained from the local Medicaid takeover, this change is expected to avoid State General Fund costs of approximately $32 million in fiscal year 2014, $50 million in fiscal year 2015, and $67 million annually thereafter without placing additional fiscal pressure on the Medicaid Global Cap. Ongoing efforts have identified a variety of other programmatic efficiencies and re-investments which are expected to improve overall service delivery within the health care industry, but which are not expected to have a significant net financial impact on the State’s Medicaid program.
School Aid. The Enacted Budget included a two-year appropriation and continues the change to tie future increases in school aid (“School Aid”) to the rate of growth in New York State personal income. Under this limit, School Aid funding will increase by $611 million in school year 2014, a 3.0 percent increase from school year 2013.
Projected School Aid funding is a function of both a personal income growth index used to determine allowable growth, and future legislation to allocate the allowable increases. Current law prescribes allowable growth to include spending for new competitive grant programs which reward school districts that demonstrate significant student performance improvements or those that undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (e.g., building aid, transportation aid) under existing statutory provisions. Any remaining amount of allowable growth can be allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, increases in foundation aid, or restoration of the gap elimination adjustment.

45

Based on updated estimates of personal income growth, School Aid is projected to increase by an additional $686 million in school year 2015 and $989 million in school year 2016. School Aid is projected to reach an annual total of $23.8 billion in school year 2017.

The State finances School Aid from General Fund revenues and from lottery fund receipts, including video lottery terminals (“VLT”), which are accounted for and disbursed from a dedicated revenue account. Because the State fiscal year begins on April 1, the State pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year. State spending for School Aid is projected to total $20.3 billion in fiscal year 2014.
In future years, receipts available to finance School Aid from core lottery sales are projected to grow marginally, while VLT receipts are anticipated to increase through FY 2015 as a result of the recent implementation of the VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive approximately $3 billion annually in federal categorical aid.

New York City

General. The City, with a population of approximately 8,175,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing. For each of the 1981 through 2012 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”). City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2013 and 2014 fiscal years in accordance with GAAP except for the application of GASB 49. The City’s current financial plan projects budget gaps for each of the 2015 through 2017 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).
The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2013 through 2016 fiscal years submitted to the Control Board on June 28, 2012 (the “June Financial Plan”), which is consistent with the City’s expense and capital budgets for the 2013 fiscal year. Subsequently, the June Financial Plan was modified quarterly during the 2012 fiscal year. On November 9, 2012, the City submitted to the Control Board a modification to the June Financial Plan (the “November Financial Plan”). On January 29, 2013, the Mayor released his preliminary budget for the 2014 fiscal year and the City submitted to the Control Board a modification to the financial plan for the 2013 through 2017 fiscal years (as so modified, the “City Financial Plan”).
The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. The economic and financial condition of the City may be affected by various financial, social, geo-political, environmental and other factors which could have a material effect on the City. The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. For information on reports issued by the City Comptroller and others reviewing and commenting on the City Financial Plan and the June Financial Plan and identifying various risks, see “Certain Reports” herein.

46

City’s Financing Program. Implementation of the City Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the City Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
City Financial Plan. For the 2012 fiscal year, the City’s General Fund had a total surplus of $2.467 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB, after discretionary and other transfers. The 2012 fiscal year is the thirty-second consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.
2013-2017 Financial Plan. The City Financial Plan projects revenues and expenses for the 2013 and 2014 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $2.4 billion, $1.9 billion and $1.9 billion in fiscal years 2015 through 2017, respectively, after the implementation of a gap-closing program. The June Financial Plan had projected revenues and expenses for the 2013 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of approximately $2.5 billion, $3.1 billion and $3.1 billion in fiscal years 2014 through 2016, respectively. The City Financial Plan reflects, since the June Financial Plan, a decrease in projected net revenues of $186million in fiscal year 2013 and increases in projected net revenues of $491 million, $392 million and $905million in fiscal years 2014 through 2016, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $10 million, $386 million, $544 million and $830 million in fiscal years 2013through 2016, respectively; (ii) an increase in personal income tax revenues of $12 million in fiscal year 2013,and decreases in personal income tax revenues of $27 million, $99 million and $89 million in fiscal years 2014through 2016, respectively; (iii) an increase in business tax revenues of $131 million in fiscal year 2013, and decreases in business tax revenues of $111 million, $54 million and $79 million in fiscal years 2014 through2016, respectively; (iv) increases in real property transfer and mortgage recording tax revenues of $145 million,$67 million and $21 million in fiscal years 2013 through 2015, respectively, and a decrease in real property transfer and mortgage recording tax revenues of $21 million in fiscal year 2016; (v) decreases in sales tax revenues of $3 million, $5 million and $31 million in fiscal years 2013, 2015 and 2016, respectively, and an increase in sales tax revenues of $10 million in fiscal year 2014; (vi) increases in hotel tax revenues of $29million, $15 million, $13 million and $14 million in fiscal years 2013 through 2016, respectively; (vii) increases in State School Tax Relief Program (the “STAR Program”) revenues of $5 million, $9 million, $13 million and$18 million in fiscal years 2013 through 2016, respectively; (viii) an increase in tax audit revenues of $113million in fiscal year 2013; (ix) decreases in other tax revenues of $29 million, $39 million, $48 million and $60million in fiscal years 2013 through 2016, respectively; and (x) a net increase in other revenues of $36 million in fiscal year 2013, and net decreases in other revenues of $54 million, $30 million and $40 million in fiscal years2014 through 2016, respectively. Changes in projected revenues also include a decrease of $635 million in fiscal year 2013 and increases of $235 million, $37 million and $363 million in fiscal years 2014 through 2016,respectively, resulting from changes in the anticipated timing of, and expected revenue from, the sale of taxi medallions. The number of taxi medallions that may be sold and the timing of such sale are subject to State administrative approval and certain litigation.
The City Financial Plan also reflects, since the June Financial Plan, decreases in projected net expenditures of $607 million and $56 million in fiscal years 2013 and 2014, respectively, and increases in projected net expenditures of $156 million and $232 million in fiscal years 2015 and 2016, respectively. Changes in projected expenditures include: (i) decreases in employer health insurance costs of $11 million, $191 million, $210 million and $232 million in fiscal years 2013 through 2016, respectively, as a result of lower than assumed health insurance rates; (ii) net increases in agency expenses of $173 million, $273 million, $236 million and $242 million in fiscal years 2013 through 2016, respectively; (iii) decreases in debt service of $56 million, $200 million and $16 million in fiscal years 2013 through 2015, respectively, primarily as a result of lower interest rates and debt refinancing, and an increase in debt service of $24 million in fiscal year 2016; (iv) a reduction in the reserve for claims from past periods of $500 million in fiscal year 2013; (v) a reduction in the general reserve of $200 million in fiscal year 2013; and (vi) net decreases in other expenses of $13 million, $36 million, $51 million and $97 million in fiscal years 2013 through 2016, respectively. In addition, the City Financial Plan reflects increases in required pension contributions of $98 million, $197 million and $295 million in fiscal years 2014 through 2016, respectively, as a result of the pension funds realizing a rate of return in fiscal year 2012 lower than the assumed actuarial rate of return.

47

In addition, the City Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2013, to achieve budget balance in fiscal year 2014 and to reduce previously projected gaps in fiscal year 2015 and 2016. The gap-closing actions reflect reduced agency expenditures or increased revenues totaling $540 million, $1.0 billion, $508 million and $521 million in fiscal years 2013 through 2016, respectively. The gap closing actions include $29 million and $230 million in debt service savings in fiscal years 2013 and 2014, respectively.
The City Financial Plan also reflects, since the June Financial Plan, an increase in the provision for the prepayment of fiscal year 2014 expenses, as a result of decreased expenditures or increased revenues, resulting in the net additional benefit of $961 million in fiscal year 2014.
The City Financial Plan contains funding for settled employees in the 2008-2010 round of collective bargaining, but does not contain funding for wage increases for unsettled employees including the United Federation of Teachers (“UFT”) for the 2008-2010 round of collective bargaining. Each 1% increase for UFT employees would cost approximately $100 million annually and each 1% increase for other unsettled employees in the 2008-2010 round of collective bargaining would cost approximately $16 million annually. A fact-finding procedure to provide recommendations for the resolution of an impasse in negotiations between the City and the UFT has commenced. Hearings have been scheduled to commence on May 6, 2013 and continue at least through late July 2013. The timing of final recommendations from the fact-finding procedure is uncertain and such recommendations are not binding, although such recommendations may influence ongoing collective bargaining.
The City Financial Plan does not include funding for wage increases for any employees in the first three years following the 2008-2010 round of collective bargaining, but does provide for 1.25% increases per year for all employees commencing in the fourth year after the 2008-2010 round of collective bargaining. Each 1% increase for all City employees costs approximately $300 million annually. The annual increase in State aid for education for fiscal year 2013 is payable only to school districts, including the City, that implemented a new teacher evaluation system no later than January 17, 2013. The City and the UFT did not reach an agreement regarding the implementation of a teacher evaluation system by such date. As a result, the City Financial Plan reflects a reduction of approximately $250 million in fiscal year 2013 and each fiscal year thereafter. In addition, the City Financial Plan reflects a reduction of $15 million in federal education aid in fiscal year 2013 because a teacher evaluation system was not implemented. If an agreement with the UFT is not reached and an evaluation system implemented by September 1, 2013, the City will, if State legislation is enacted in the form proposed in the Governor’s fiscal year 2013-14 budget, lose an additional $224 million in State education aid annually commencing in fiscal year 2014 and would not receive up to $52 million in federal education aid in fiscal year 2014. In addition, the State Education Department (“SED”) has informed the City that $830 million in federal education aid in fiscal year 2013 are at risk because it has not implemented a teacher evaluation system. If such implementation is further delayed, there could be additional reductions in State and federal aid. The City and the UFT are continuing negotiations regarding such implementation. On February 19, 2013, a preliminary injunction was issued by the Supreme Court in New York County preventing the State from reducing the City’s State aid for education to its 2011-2012 level. On February 27, 2013, the plaintiffs announced their intention to seek to join the City as a defendant in order to prevent the budget reductions necessitated by the State’s reduction in such aid. The preliminary injunction is not final and the State may ask the Appellate Division to stay the injunction, which would allow the State to reduce such aid. Furthermore, the merits of the lower court injunction will be subject to review by the Appellate Division and, potentially, by the Court of Appeals. The threat of the reduction in such aid remains until a final judicial decision is issued.
On August 17, 2012, a State court found that the legislation authorizing the sale of additional taxi medallions was unconstitutional and declared the act null and void. The City has filed notices of appeal. As a result of the appellate process, delays in the sale of taxi medallions caused a revision from the June Financial Plan to move revenues previously expected in 2013 into future years as described above and may further adversely affect the timing of receipt of revenues anticipated in the City Financial Plan, and, if the City is not ultimately successful on appeal, the City will not receive the $600 million, $497 million and $363 million in fiscal years 2014 through 2016, respectively, in the City Financial Plan.
A series of automatic federal deficit reduction spending cuts, commonly known as sequestration, took effect on March 1, 2013. Such spending cuts to the federal budget for federal fiscal year 2013 will result in decreased federal aid to the City in fiscal years 2013 and 2014.
On Monday, October 29, 2012, Hurricane Sandy hit the Mid-Atlantic East Coast as a tropical storm. The storm caused widespread damage to the coastal and other low lying areas of the City and power failures in various parts of the City,

48

including most of downtown Manhattan. The City, along with the State and federal governments, is engaged in a major effort to address the repair of its infrastructure and other storm-damaged property. In November 2012, in addition to the capital funds already included in the City Financial Plan for fiscal year 2013, the City appropriated $500 million in capital funds for schools and hospitals damaged by the storm. In addition, the City appropriated $500 million in expense funds for emergency repairs to damaged private properties. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the City’s preliminary estimate of damage to property of the City, the New York City Housing Authority (the “Housing Authority” or “HA”) and the New York City Health and Hospitals Corporation (“HHC”) is approximately $4.5 billion. Of such amount, approximately $1.4 billion represents expense funding for emergency response, debris removal and emergency protective measures, and approximately $3.1 billion represents capital funding of long-term permanent work to repair damaged infrastructure. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm.

The City Financial Plan assumes that all of the City’s costs relating to the storm will ultimately be paid from non-City sources, primarily the federal government. The maximum reimbursement rate from the Federal Emergency Management Agency (“FEMA”) is 90% of total costs. Other funding sources, such as the Army Corps of Engineers, may have larger local share percentages. Although the City Financial Plan assumes that remaining amounts will be paid from other sources, no assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the City Financial Plan. In addition, the City may incur costs relating to flood insurance that are not reflected in the City Financial Plan, which could offset some reimbursements. Like most federal appropriations, storm-related funding, including FEMA reimbursement, is subject to federal sequestration as described above.
From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. For information on reports issued and to be issued by the City Comptroller and others reviewing and commenting on the November Financial Plan and the City Financial Plan and identifying various risks, see “Certain Reports” herein. Particular risks to the November Financial Plan identified in the reports include potential collective bargaining costs and receipt of revenues from the sale of taxi medallions.
Job Growth. Private sector jobs in the City declined by 140,000, or 4.3%, from a peak in August 2008 to a low in August 2009. From September 2009 through December 2012, private sector jobs in the City increased by 229,000, a recovery of all private sector jobs lost during the downturn. Private sector jobs in the United States declined by 8.8 million, or 7.6%, from a peak in January 2008 to a low in February 2010. From February 2010 through December 2012, private sector jobs in the United States grew by 5.9 million, or 67% of private sector jobs lost. Recent information on job trends at both the national and City levels suggests continued modest growth; however, volatility over the past year has caused some uncertainty in the outlook for continued growth.
Assumptions. The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials.

49

The projections and assumptions contained in the City Financial Plan are subject to revision, which may be substantial. No assurance can be given that the estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit. Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $46 million, $38 million, $38 million, $38 million and $40 million in fiscal years 2013 through 2017, respectively. The authorization to sell such real estate tax liens was extended through December 31, 2014. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $214 million in fiscal year 2013. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $462 million, $481 million, $501 million, $523 million and $553 million in fiscal years 2013 through 2017, respectively.
The delinquency rate was 1.8% in fiscal year 2008, 1.8% in fiscal year 2009, 1.9% in fiscal year 2010, 2.2% in fiscal year 2011 and 1.7% in fiscal year 2012. The City Financial Plan projects delinquency rates of 2.1% in fiscal years 2013 and 2.0% in each of fiscal years 2014 through 2017.
Other Taxes. The City Financial Plan reflects the following assumptions regarding projected baseline revenues from other taxes: (i) with respect to the personal income tax, moderate growth in fiscal year 2013 due to employment gains and an acceleration in capital gains realizations in anticipation of higher federal tax rates beginning in calendar year 2013, slower growth in fiscal year 2014 as a result of the shift of capital gains realizations from fiscal year 2014 into fiscal year 2013, and moderate growth in fiscal years 2015 and 2017 reflecting the steady recovery of the national and local economies; (ii) with respect to the general corporation tax, weak growth in fiscal year 2013 reflecting a decline in finance sector tax payments as a result of the reduction of tax year 2012 payments by overpayments on account from tax year 2011, and an increase in non-finance sector tax payments paralleling the steady economic growth, and moderate growth in fiscal years 2014 through 2017 reflecting trend levels of Wall Street profitability and steady economic growth; (iii) with respect to the banking corporation tax, moderate growth in fiscal year 2013 reflecting tax payments on tax year 2012 Wall Street profitability, a decline in growth in fiscal year 2014 followed by moderate growth in fiscal years 2015 through 2017 reflecting the gradual withdrawal of government support from the nation’s financial system, the implementation of government regulation as well as trend levels of Wall Street profitability and steady economic growth; (iv) with respect to the unincorporated business tax, moderate growth in fiscal year 2013 reflecting growth in the non-finance sector and a rebound in finance sector tax payments, and continued growth through fiscal year 2017 reflecting steady economic growth; (v) with respect to the sales tax, moderate growth in fiscal year 2013 reflecting increased taxable consumption due to the local economic recovery and strong tourist consumption, and trend in fiscal years 2014 through 2017 reflecting steady economic growth; (vi) with respect to real property transfer tax, strong growth in fiscal year 2013 and continued growth through fiscal year 2017, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; (vii) with respect to the mortgage recording tax, strong growth continuing in fiscal year 2013 for the third consecutive year, after three years of decline from fiscal years 2008 through 2010, and growth continuing through fiscal year 2017, as both the volume and price of residential and commercial transactions rebound with the recovery of the local economy; and (viii) with respect to the commercial rent tax, moderate growth in fiscal year 2013, reflecting improving vacancy rates and asking rents as the local economy recovers from the impact of the national slowdown and contraction in office-using employment, and continuing growth through fiscal year 2017, as the local office market recovers with employment gains.
Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
Federal and State Categorical Grants. The City Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs. Federal funds for education, primarily provided through the American Recovery and Reinvestment Act (“ ARRA”), of $86 million and $76 million, are reflected in fiscal years 2013 and 2014, respectively. In addition, the City Financial Plan assumes increased federal Medicaid participation of $32 million in fiscal

50

year 2013. In addition, the City Financial Plan assumes federal funding of $1.4 billion in fiscal year 2013 for expenditures for storm damage remediation as a result of Hurricane Sandy. As of December 31, 2012, approximately 13.8% of the City’s full-time and full-time equivalent employees were paid by community development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City. A major component of federal categorical aid to the City is the community development program. Pursuant to federal legislation, community development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, housing overcrowding and poverty.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the City Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. As of June 30, 2012, the City had an accumulated reserve of $997 million for all disallowances of categorical aid.
Personal Service Costs and Other Post-Employment Benefits. The City Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 255,205 as of June 30, 2013 to an estimated level of 253,579 by June 30, 2017. Other Fringe Benefits includes $2.060 billion, $2.219 billion, $2.416 billion, $2.647 billion and $2.898 billion in fiscal years 2013 through 2017, respectively, for Other Post-Employment Benefits (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. The Retiree Health Benefits Trust (the “RHBT”) reflects lowered expense of $1 billion in each of fiscal years 2013 and 2014, as a result of drawing down the Retiree Health Benefits Trust Fund in those years. The Reserve for Collective Bargaining contains funds for unsettled non-uniformed employees for the 2006-2008 round of bargaining. It does not contain funds for wage increases for unsettled employees including the UFT in the 2008-2010 round of collective bargaining. The Reserve for Collective Bargaining assumes no wage increases for the first three years of the round of collective bargaining following the 2008-2010 round of collective bargaining, followed by annual wage increases of 1.25% thereafter.
Other Than Personal Services Costs. The City Financial Plan contains estimates of the City’s administrative Other Than Personal Services Costs (“OTPS”) expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2013 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2014 through 2017. Energy costs for each of the 2013 through 2017 fiscal years are assumed to increase annually, with total energy expenditures projected at $1.10 billion in fiscal year 2013 and increasing to $1.20 billion by fiscal year 2017.
Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average
352,956 per month in the 2013 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $527 million, $529 million, $528 million, $528 million and $532 million in fiscal years 2013 through 2017, respectively.
Medical Assistance. Medical assistance payments projected in the City Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care, pharmacy, managed care and physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.2 billion for the 2013 fiscal year, which is lower than subsequent fiscal years as a result of a temporary increase in the federal share of Medicaid costs under ARRA.

The United States Department of Health and Human Services (“HHS”), which administers the Medicaid program, has communicated to the State that it may disallow a claim for a portion of the federal share of certain Medicaid costs that HHS believes should have been submitted as a different type of expenditure with a lower federal Medicaid rate than claimed. If it
51

were disallowed, the City would be required to return approximately $111 million that it previously received. Discussions concerning such possible disallowance are ongoing.

The City-funded portion of medical assistance payments is expected to increase to $6.273 billion, $6.354 billion, $6.323 billion and $6.323 billion in fiscal years 2014 through 2017, respectively. Such payments include, among other things, City-funded Medicaid payments, including City-funded Medicaid payments to HHC.
Health and Hospitals Corporation. Certain governmental agencies, public authorities or public benefit corporations receive monies from the City directly, indirectly or contingently (each, a “Covered Organization”). HHC operates under its own section of the City Financial Plan as a Covered Organization. The HHC financial plan projects City-funded expenditures of $198 million in fiscal year 2013 decreasing to $171 million in fiscal year 2017. City-funded expenditures include City subsidy, intra-City payments and grants and exclude prepayments.
On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $7.4 billion, $7.6 billion, $7.7 billion, 7.8 billion and $7.7 billion in fiscal years 2013 through 2017, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $8.0 billion in fiscal year 2013 increasing to $8.8 billion in fiscal year 2017. These projections assume increases in fringe benefits in fiscal years 2013 through 2017. Significant changes have been and may be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.
Other. The projections set forth in the City Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), the New York City Housing Authority, the City University of New York and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims. In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.
New York City Transit. NYCT operates under its own section of the City Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2012 through 2016 fiscal years was prepared in November 2012. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $329.2 million in 2012 increasing to $442.0 million in 2016, in addition to real estate transfer tax revenue dedicated for NYCT use of $409.2 million in 2012 increasing to $600.8 million in 2016.
The NYCT financial plan includes additional revenues from a fare increase in 2011, three year net-zero and accelerated zero wage increases from 2011 through 2015 on pending labor negotiations, updated inflation assumptions and other actions. After reflecting such revenues and actions, the NYCT financial plan projects $8.5 billion in revenues and $11.4 billion in expenses for 2012, leaving a budget gap of $2.9 billion. After accounting for accrual adjustments and cash carried over from 2011, NYCT projects an operating budget surplus of $149.8 million in 2012. The NYCT financial plan forecasts operating budget gaps of $300 million in 2013, $500 million in 2014, $600 million in 2015 and $900 million in 2016.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the Metropolitan Transit Authority’s (“MTA”) twelve county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $1.3 billion in 2012, growing to $1.5 billion in 2016.
On August 22, 2012, the State Supreme Court ruled that the 2009 PMT is unconstitutional because there had not been a home rule message approving it from each of the twelve counties serviced by the MTA. The MTA has appealed the decision. The PMT remains due and payable pending the decision on appeal. If the MTA’s appeal were not successful, the MTA’s revenues would be reduced by the entire amount of the PMT. In addition, if the appeal were unsuccessful, the State Legislature could eliminate funding that it currently provides to the MTA to replace the elimination of the PMT for school districts and small businesses, which was enacted into law effective in 2012. The amount of such reduction, if it occurred, is currently projected to be $255 million in 2012, increasing to $310 million in 2016.
The MTA Board approved the 2010-2014 Capital Program in April 2010 and the State Capital Program Review Board (“CPRB”) approved the first two years of it on June 2, 2010 because the MTA had identified funding for only the first two years of the program. The CPRB vetoed the last three years of the program without prejudice to permit the MTA additional time to resolve the funding issues. The MTA Board approved the amended 2010-2014 Capital Program in December 2011 and the CPRB approved it on March 27, 2012. The plan includes $22.2 billion for all MTA agencies, including $11.6 billion to be invested in the NYCT core system, $1.9 billion for NYCT network expansion, and $200 million for security. Due to damages caused by

52

Hurricane Sandy on October 29, 2012, the MTA Board approved a revised 2010-2014 Capital Program in December 2012, which includes $4.8 billion in additional capital funds, of which $3.4 billion is for the NYCT.

The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT. In addition, the 2005-2009 Capital Program included approximately $2 billion for extension of the Number 7 subway line and other public improvements which will be funded with proceeds of bonds issued by the Hudson Yards Infrastructure Corporation (“HYIC”).
Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.
Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Controller (“OSDC”), the City Comptroller, the Independent Budget Office (“ IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. The following summaries do not purport to be comprehensive or definitive.
On December 14, 2012, the City Comptroller released a report commenting on the November Financial Plan. In the report, the City Comptroller identified net risks for fiscal years 2013 through 2016 which, when added to the results projected in the November Financial Plan, would result in gaps of $2.72 billion, $2.72 billion, $3.76 billion and $2.78 billion in fiscal years 2013 through 2016, respectively. The differences from the November Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the November Financial Plan by $2.80 billion, $1.03 billion, $991 million and $955 million in fiscal years 2013 through 2016, respectively, resulting from: (i) wage increases, including retroactive wage increases, as a result of collective bargaining with the City’s teacher and school administrator unions, which would result in increased costs of $2.60 billion in fiscal year 2013 and $900 million in each of fiscal years 2014 through 2016; (ii) increased overtime expenditures of $149 million in fiscal year 2013 and $100 million in each of fiscal years 2014 through 2016; (iii) uncertainty of receipt of increased Medicaid funds for special education services of $100 million in each of fiscal years 2013 through 2016; (iv) increased public assistance caseload and grants expenditures of $20 million in each of fiscal years 2013 through 2016, respectively; and (v) lower estimates for judgments and claims expenditures of $60 million, $93 million, $129 million and $165 million in fiscal years 2013 through 2016, respectively. The differences from the November Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property tax revenues will be lower by $13 million in fiscal year 2013, and higher by $338 million, $591 million and $1.05 billion in fiscal years 2014 through 2016, respectively; (ii) personal income tax revenues will be higher by $36 million, $299 million, $129 million and $221 million in fiscal years 2013 through 2016, respectively; (iii) business tax revenues will be lower by $24 million, $119 million, $92 million and $115 million in fiscal years 2013 through 2016, respectively; (iv) sales tax revenues will be higher by $10 million, $85 million, $205 million and $321 million in fiscal years 2013 through 2016, respectively; and (v) real-estate related tax revenues will be higher by $79 million, $41 million and $37 million in fiscal years 2013 through 2015, respectively, and lower by $59 million in fiscal year 2016. The revenue projections result in higher net tax revenues of $88 million, $644 million, $870 million and $1.42 billion in fiscal years 2013 through 2016, respectively. Additionally, the City Comptroller’s report states that the November Financial Plan assumption of revenues of $790 million, $447 million and $223 million in fiscal years 2014 through 2016, respectively, from the sale of taxi medallions is a significant risk.
In December 2012, the staff of OSDC released a report on the November Financial Plan. The report states that the fiscal year 2013 budget is balanced, the fiscal year 2014 budget gap has been reduced to a manageable $1.2 billion, but the outyear budget gaps are more than double that amount, with such projected budget gaps having the potential to increase due to further delays in the sale of additional taxi medallions, the outcome of collective bargaining, and the impacts of Hurricane Sandy and actions to reduce the federal deficit. The report notes that the fiscal year 2013 budget is balanced with $3.8 billion in non-recurring resources and that resources previously set aside to help fund the costs of other post-employment benefits

53

have been redirected to help balance the budget. The report identifies rapid growth in non-discretionary costs such as health insurance and debt service as an area of concern. The report quantifies certain risks, partially offset by possible additional resources, to the November Financial Plan. The report identifies net risks to the November Financial Plan of $702 million and $347 million in fiscal years 2014 through 2015, respectively, and net additional resources of $52 million in fiscal year 2016. When combined with the results projected in the November Financial Plan, the report estimates budget gaps of $1.85 billion, $3.13 billion and $2.56 billion in fiscal years 2014 through 2016, respectively. The report identifies risks entirely offset by additional revenues in fiscal year 2013. The risks to the November Financial Plan identified in the report include (i) decreased savings of $105 million, $187 million, $125 million and $125 million in fiscal years 2013 through 2016, respectively, if agency gap-closing actions are not successfully implemented, and (ii) $790 million, $447 million and $223 million in fiscal years 2014 through 2016, respectively, if the planned sale of additional taxi medallions, which is currently the subject of multiple lawsuits, is not successfully implemented. The report identifies additional revenues including (i) business tax revenue of $100 million in fiscal year 2013, (ii) property tax revenues of $100 million, $225 million and $400 million in fiscal years 2014 through 2016, respectively and (iii) debt refunding savings of $5 million and $175 in fiscal years 2013 and 2014, respectively. In addition to the adjustments to the November Financial Plan projections set forth above, the OSDC report identifies four additional risks that could have a significant impact on the City. First, the OSDC report identifies risks resulting from increased costs as a result of collective bargaining with the teachers’ union of $900 million in each of fiscal years 2013 through 2016, respectively, excluding any retroactive costs. Second, if wages for all City employees were to increase at the projected rate of inflation without any offsetting savings, costs would increase by $17 million, $87 million, $217 million and $412 million in fiscal years 2013 through 2016, respectively. Third, the report notes that the receipt of additional State education aid of about $250 million in fiscal year 2013 is contingent upon the City and the UFT reaching agreement on a teacher evaluation program. Fourth, the report states that the City potentially could lose federal funding (mostly for education and social services) from federal budget cuts in estimated amounts of $300 million, $200 million and $200 million in fiscal years 2014 through 2016, respectively, not including the economic and budgetary impact of expiring tax provisions.
On December 13, 2012, the staff of the Control Board issued a report on the November Financial Plan. The report states that, similar to fiscal year 2012, the City needs to use the gap-closing program to maintain budget balance in the current fiscal year and is unable to increase the budget stabilization account. The report also states that while the November Financial Plan relies on credible assumptions regarding the economic recovery of the City, such assumptions will have to be reconsidered in the next budget modification to address the effects of Hurricane Sandy. The report further states that with the major uncertainties of the sale of taxi medallions, the impact of Hurricane Sandy and the federal government’s deficit reduction actions, the City may have to continue to develop gap-closing programs to reduce expenditures or raise revenues. The report quantifies certain risks to the November Financial Plan. The report identifies possible risks of $50 million, $939 million, $640 million and $453 million in fiscal years 2013 through 2016, respectively. When combined with the results projected in the November Financial Plan, these risks could result in estimated gaps of $50 million, $2.09 billion, $3.43 billion and $3.07 billion in fiscal years 2013 through 2016, respectively. The risks to the November Financial Plan identified in the report include (i) increased uniformed services overtime expenses of $99 million, $143 million and $180 million in fiscal years 2014 through 2016, respectively; (ii) the failure to achieve planned Police Department overtime savings of $50 million in each of fiscal years 2013 through 2016; and (iii) $790 million, $447 million and $223 million in fiscal years 2014 through 2016, respectively, if the planned sale of additional taxi medallions is not successfully implemented.

Outstanding General Obligation Indebtedness. As of January 31, 2013, approximately $41 billion of City general obligation bonds were outstanding, of which $6.44 billion are variable rate demand bonds.
Water, Sewer and Waste. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Preliminary Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2014 through 2023, projects City funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.2 billion. The City’s Capital Commitment Plan for fiscal years 2013 through 2016 reflects total anticipated City-funded water and sewer commitments of $7.8 billion which are expected to be financed with the proceeds of Water Authority debt.

54

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $1.350 billion, $1.202 billion, $1.035 billion, $942 million and $898 million of Building Aid Revenue Bonds in fiscal years 2013 through 2017, respectively. Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Preliminary Ten-Year Capital Strategy for fiscal years 2014 through 2023 totals $50.9 billion, of which approximately 75% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims described below are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2012 amounted to approximately $6.3 billion.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Recently these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in
55

neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a relevant Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“ SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Eastern Europe.  Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with appropriately different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.  Certain of the Funds may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments
56

may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of a Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by
57

foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession among EU member countries may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund invests.
Risk of Investing in the Basic Materials Sector.  Issuers in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations and government regulations.
Risk of Investing in the Capital Goods Sector.  The capital goods sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods sector depends heavily on corporate spending. The capital goods sector may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing
58

consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Goods Sector.  The consumer goods sector may be strongly affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods sector. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions.
Risk of Investing in the Consumer Services Sector.  The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, and technological change. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. In addition, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.
Risk of Investing in the Financial Sector.  Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been
59

and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many healthcare-related companies are relatively small and unseasoned. Healthcare companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. The impact of recent legislation passed by the U.S. government and other legislation introduced or considered by other governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
60

Risk of Investing in the Oil and Gas Sector.  Companies in the oil and gas sector are strongly affected by the levels and volatility of global energy prices, oil and gas supply and demand, government regulations and policies, oil and gas production and conservation efforts and technological change. Prices and supplies of oil and gas may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of key energy-consuming countries. Disruptions in the oil industry or shifts in energy consumption may significantly impact companies in this sector.
Risk of Investing in the Technology Sector.  Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of an economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may negatively affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.
Risk of Investing in the Transportation Sector.  Municipal securities include, among others, bonds payable from fuel taxes and tolls for municipal toll roads, as well as general airport bonds. Issuers in the transportation sector can be significantly affected by economic changes, fuel prices, labor relations, and insurance costs. Municipal securities that are issued to finance a particular transportation project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Other risk factors that may affect the transportation sector include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.

Risk of Investing in the Utilities Sector.  Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Municipal securities that are issued to finance a particular utility project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular utility project can result in lower revenues to the issuer of the municipal securities. Certain utilities are subject to specific risks. Gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.

Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best
61

economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “ Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to
62

those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Funds' investment adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance Standards for the Underlying Indexes

Each Treasury Fund invests substantially all of its assets in securities in one of the following indexes: the Barclays U.S. 1-3 Year Treasury Bond Index, the Barclays U.S. 3-7 Year Treasury Bond Index, the Barclays U.S. 7-10 Year Treasury Bond Index, the Barclays U.S. 10-20 Year Treasury Bond Index, the Barclays U.S. 20+ Year Treasury Bond Index or the Barclays U.S. Short Treasury Bond Index. Each Credit Bond Fund, including the iShares 10+ Year Credit Bond ETF, invests substantially all of its assets in one of the following indexes: the Barclays U.S. 1-3 Year Credit Bond Index, the Barclays U.S. Intermediate Credit Bond Index, the Barclays U.S. Credit Bond Index or The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM. Each Government/Credit Bond Fund, including the iShares Core Long-Term U.S. Bond ETF, invests substantially all of its assets in one of the following indexes: the Barclays U.S. Intermediate Government/Credit Bond Index, the Barclays U.S. Government/Credit Bond Index or the Barclays U.S. Long Government/Credit Bond Index. Each Municipal Bond Fund, including the iShares Short-Term National AMT-Free Muni Bond ETF, invests substantially all of its assets in one of the following indexes: the S&P California AMT-Free Municipal Bond IndexTM, the S&P National AMT-Free Municipal Bond IndexTM, the S&P New York AMT-Free Municipal Bond IndexTM or the S&P Short Term National AMT-Free Municipal Bond IndexTM. The iShares Core Total U.S. Bond Market ETF invests substantially all of its assets in securities represented in the Barclays U.S. Aggregate Bond Index. The iShares MBS ETF invests substantially all of its assets in securities represented in the Barclays U.S. MBS Index. The iShares Agency Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Agency Bond Index. The iShares iBoxx $ High Yield Corporate Bond ETF and the iShares iBoxx $ Investment

63

Grade Corporate Bond ETF invest substantially all of their assets in securities represented in the Markit iBoxx® USD Liquid High Yield Index and the Markit iBoxx® USD Liquid Investment Grade Index, respectively.

Brief descriptions of the Funds’ respective Underlying Indexes are provided below.
The BofA Merrill Lynch Index
The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM

Number of Components: approximately 1,550

Index Description. The BofA Merrill Lynch 10+ Year US Corporate & Yankees IndexSM is a broad, market-value weighted, total rate of return index designed to measure the performance of the long-term, investment-grade U.S. corporate and Yankee bond markets. The Underlying Index securities include debt issued publicly by U.S. corporations and U.S. dollar-denominated, publicly issued debt of non-U.S. corporations, foreign government debt and supranational debt.
Index Methodology. The Underlying Index is a total return index, which means that it includes both price appreciation and interest income received or accrued. The weight of each index constituent is based on its market value (including accrued interest) relative to the total market value of all securities within the Underlying Index as of the rebalancing day, which occurs on the last calendar day of each month. Rebalancing day market value is equal to the security’s outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.
Component Selection Criteria. Securities eligible for inclusion in the Underlying Index include foreign government debt, supranational debt and debt issued by U.S. and non-U.S. corporations. In order to be eligible for inclusion in the Underlying Index a security must meet the following requirements:
•	Be denominated in U.S. dollars;
•	Be of an issue with an outstanding face value of at least $250 million;
•	Have at least ten years remaining term to a fixed final maturity (perpetual securities that are callable meet this requirement provided at least ten years remain before the first call date);

•	Have a fixed coupon schedule (callable fixed-to-floating rate securities that are callable within the fixed coupon period meet this requirement provided at least ten years remain to the last call date before it transitions to an adjustable rate coupon); and

•	Have an investment-grade rating based on an average of Moody’s, Standard & Poor's Ratings Services and Fitch.
Original issue discount zero coupon securities, “global” securities (debt issued simultaneously in the Eurobond and domestic bond markets), Rule 144A securities, corporate pay-in-kind securities and toggle notes (notes whose interest payments may be made in cash or in kind) qualify for inclusion in the Underlying Index. Tax-exempt U.S. municipal, dividends-received deduction (DRD)-eligible and defaulted securities are excluded from the Underlying Index.
Index Maintenance. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. Changes to the Underlying Index to be implemented during the month end rebalancing are announced by the second business day prior to the last business day of the month. The announced Underlying Index holdings may be subject to revisions prior to the month end rebalancing due to data corrections.
Pricing/Base Currency. The Underlying Index is compiled and published on all global business days, defined as any day that WM Company publishes its closing spot rates. In addition, the Underlying Index is always compiled and published on the last calendar day of the month, including those calendar month-end dates that fall on weekends and global holidays. The securities in the Underlying Index must be denominated in U.S. dollars.
64

The Barclays Indexes

The Barclays Indexes are maintained by Barclays Capital Inc. or its affiliates (“Barclays”), which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Indexes.

Barclays U.S. 1-3 Year Credit Bond Index

Number of Components: approximately 976

Index Description. The Barclays U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. 1-3 Year Treasury Bond Index

Number of Components: approximately 71

Index Description. The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor's Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as targeted investor notes (“TINs”), state and local government series bonds (“SLGs”), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. 3-7 Year Treasury Bond Index

Number of Components: approximately 95

Index Description. The Barclays U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

Index Methodology. The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. 7-10 Year Treasury Bond Index

Number of Components: approximately 21

Index Description. The Barclays U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor's Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have

65

been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. 10-20 Year Treasury Bond Index

Number of Components: approximately 17

Index Description. The Barclays U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. 20+ Year Treasury Bond Index

Number of Components: approximately 21

Index Description. The Barclays U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor's Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. Agency Bond Index

Number of Components: approximately 777
Index Description. The Barclays U.S. Agency Bond Index measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade U.S. dollar-denominated bonds or debentures issued by government and government-related agencies, including Fannie Mae and Freddie Mac. The Underlying Index includes both callable and non-callable securities that are publicly issued by U.S. government agencies and quasi-federal corporations (as described under Index Methodology below), and corporate or foreign debt guaranteed by the U.S. government. In addition, the securities in the Underlying Index must be fixed-rate and non-convertible and have $250 million or more of outstanding face value. As of December 31, 2012, the largest issues within the Underlying Index were Fannie Mae, Freddie Mac and FHLB, with a composite market value weight in the Underlying Index of approximately 38.18%, 34.96% and 16.51% respectively.

Index Methodology. The Underlying Index measures the performance of both callable and non-callable U.S. dollar-denominated government agency debentures, including securities of the following categories:
•	government guaranteed securities: issuances that carry direct guarantees from the U.S. federal government;
•	government owned, not guaranteed, securities (“quasi-federal corporations”): issuances of entities that are partially or wholly owned by the U.S. government but carry no explicit guarantee of repayment; and
•	government sponsored securities: issuances of entities that carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.

The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last business day of each month.

The Underlying Index represents the U.S. Agency portion of the Barclays U.S. Aggregate Bond Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.
66

Index Maintenance. The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds) on the last business day of each month. The Barclays Indexes are valued using end of day bid side prices, as marked by Barclays. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Barclays Indexes are calculated once a day and are available from major data vendors.
Barclays U.S. Aggregate Bond Index
Number of Components: approximately 8,079
Index Description. The Barclays U.S. Aggregate Bond Index represents the securities of the total U.S. investment-grade bond market.
Index Methodology. The Underlying Index provides a measure of the performance of the U.S. investment-grade bond market, which includes investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor's Ratings Services, and Fitch) U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as asset-backed and mortgage-backed securities, which have lower minimum thresholds as defined by the index provider. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month

Barclays U.S. Credit Bond Index

Number of Components: approximately 5,165

Index Description. The Barclays U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Government/Credit Bond Index
Number of Components: approximately 6,168
Index Description. The Barclays U.S. Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.
Index Methodology. The Underlying Index includes U.S. government and investment-grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

67

Barclays U.S. Intermediate Credit Bond Index
Number of Components: approximately 3,569
Index Description. The Barclays U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.
Index Methodology. The Underlying Index includes investment-grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

Barclays U.S. Intermediate Government/Credit Bond Index

Number of Components: approximately 4,480

Index Description. The Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than ten years.

Index Methodology. The Underlying Index includes U.S. government and investment-grade U.S. credit securities that have greater than or equal to one year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Long Government/Credit Bond Index
Number of Components: approximately 1,685

Index Description. The Barclays U.S. Long Government/Credit Bond Index measures the performance of the long-term, investment-grade U.S. corporate and government bond market.

Index Methodology. The Underlying Index is a sub-index of the Barclays U.S. Aggregate Bond Index and provides exposure to securities in the long maturity range of the Barclays U.S. Government/Credit Bond Index. The Barclays U.S. Government/Credit Bond Index is comprised of two combined indexes, the Barclays U.S. Government Bond Index and Barclays U.S. Credit Bond Index that are each a subcomponent of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Government Bond Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Barclays U.S. Credit Bond Index includes publicly-issued U.S. dollar-denominated corporate, sovereign, supranational and local authority debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities in the Underlying Index have $250 million or more par amount outstanding and have at least 10 years remaining to maturity, or at least 10 years remaining to the first call date in the case of callable perpetual securities. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and be non-convertible. The securities must be either a U.S. government security, a government-related security, or corporate security and must be rated investment-grade (Baa3/BBB-/BBB-) or higher using the middle rating of Moody's, Standard and Poor’s Ratings Services, or Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower (“more conservative”) rating is used. When a rating from only one agency is available, then that rating is used to determine index eligibility. The Underlying Index is rebalanced on the last business day of each month.
Barclays U.S. MBS Index
Number of Components: approximately 787

68

Index Description. The Barclays U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. As of December 31, 2012, there were 787 issues in the Underlying Index.

Index Methodology. The Underlying Index includes fixed-rate securities issued by Ginnie Mae, Freddie Mac, and Fannie Mae that have 30-, 20-, 15-year maturities, as well as hybrid ARMs. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year; hybrid ARMs must be at least one year away from initial reset, must be investment-grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last business day of each month.
Barclays U.S. Short Treasury Bond Index
Number of Components: approximately 64
Index Description. The Barclays U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month.

The Markit iBoxx Indexes
Markit iBoxx® USD Liquid High Yield Index

Number of Components: approximately 791
Index Description. The Markit iBoxx® USD Liquid High Yield Index measures the performance of the liquid high yield corporate bond market. As of December 31, 2012, the Underlying Index is a rules-based index consisting of approximately 791 liquid high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

Index Methodology. The Underlying Index is a subset of a broader high yield universe of sub- investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. The bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) are rated sub- investment-grade by Fitch, Moody's or Standard & Poor's Ratings Services; (iii) are from issuers with at least $1 billion of outstanding face value (iv) are bond issues with at least $400 million of outstanding face value; (v) have an original maturity date of less than 15 years; and; (vi) have at least one year remaining to maturity.
Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
Markit iBoxx® USD Liquid Investment Grade Index

Number of Components: approximately 1,085
Index Description. The Markit iBoxx® USD Liquid Investment Grade Index measures the performance as of December 31, 2012, of approximately 1,085 highly liquid investment-grade corporate bonds. The Underlying Index is a rules-based index consisting of highly liquid, investment-grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

69

Index Methodology. The Underlying Index is a subset of the Markit iBoxx USD Corporate Bond Index, an index of over 3,608 investment-grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the Markit iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the countries classified as developed markets by the index provider; (ii) are rated investment-grade by Fitch, Moody’s, or Standard & Poor's Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The Underlying Index is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the Underlying Index may change and there is no constraint on the number of index constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single-issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The Underlying Index is updated monthly on the last business day of each month.
The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.
The methodologies of the iBoxx® indexes are owned by Markit Group and may be covered by one or more patents or pending patent applications.
The S&P Indexes
Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P index staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.
Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.
Index Availability. Most S&P Fixed-Income Indexes are calculated at the end of the business day. All S&P Indexes are available from major data vendors.
S&P California AMT-Free Municipal Bond IndexTM

Number of Components: approximately 1,720
Index Description. The S&P California AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade California sector of the U.S. municipal bond market. As of December 31, 2012, the Underlying Index consisted of 1,720 bonds, with a total market value of $135.3 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 21% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2012.

Index Methodology. To be included in the Underlying Index, bonds must meet all of the following criteria: (i) the bond issuer is from a California State or local government or agency whose interest payments are exempt from U.S. federal and California State income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is
70

investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last business day of each month (“Rebalancing Reference Date”); and (v) as of the last business day of each month (“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the Securities Industry and Financial Markets Association (“SIFMA”) and/or the New York Stock Exchange (“NYSE”). Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

Component Selection Criteria. Eligible bonds are approved by the S&P Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.
Index Maintenance. The Underlying Index is a market-value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three business days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a business day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; or (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P National AMT-Free Municipal Bond IndexTM

Number of Components: approximately 9,357
Index Description. The S&P National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. As of December 31, 2012, the Underlying Index consisted of 9,357 bonds, with a total market value of $630.6 billion.

Index Methodology. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on each bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; and (iii) the bond must have a rating of at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“Rebalancing Reference Date”); and (v) as of the last Business Day of each month
71

(“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Component Selection Criteria. Eligible bonds are approved by the S&P Index Committee who oversees the management of the Underlying index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.
Index Maintenance. The Underlying Index is a market-value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P New York AMT-Free Municipal Bond IndexTM

Number of Components: approximately 1,696
Index Description. The S&P New York AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the investment-grade New York sector of the U.S. municipal bond market. As of December 31, 2012, the Underlying Index consisted of 1,696 bonds, with a total market value of $115.6 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 18% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2012.

Index Methodology. To be included in the Underlying Index, bonds must meet all of the following criteria: (i) the bond issuer is from New York State or a local government or agency whose interest payments are exempt from U.S. federal and New York state income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“Rebalancing Reference Date”); and (v) as of the last Business Day of each month (“Rebalancing Date”), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be
72

removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Component Selection Criteria. Eligible bonds are approved by the Standard & Poor’s Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.
Index Maintenance. The Underlying Index is a market-value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
S&P Short Term National AMT-Free Municipal Bond IndexTM

Number of Components: approximately 2,298
Index Description. The S&P Short Term National AMT-Free Municipal Bond IndexTM is a broad, comprehensive, market-value weighted index designed to measure the performance of the short-term investment-grade U.S. municipal bond market. As of December 31, 2012, the Underlying Index consisted of 2,298 issues, with a total market value of $133.3 billion. The Underlying Index is a subset of the S&P National AMT-Free Municipal Bond IndexTM and represented approximately 21% of the weight of the S&P National AMT-Free Municipal Bond IndexTM as of December 31, 2012.

Index Methodology. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT, as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody’s, or BBB- by Fitch. A bond must be rated by at least one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment-grade; (iv) each bond in the index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of seven days prior to last Business Day of each month (“ Rebalancing Reference Date”); and (v) as of the last Business Day of each month (“Rebalancing Date”), the bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month. “Business Day” is defined as any day that U.S. municipal bonds are traded, as determined by SIFMA and/or NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no one issuer can represent more than 25% of the weight of the Underlying Index; and individual issuers that represent at least 5% of the weight of the Underlying Index cannot account for more than 50% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing
73

bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.
Index Maintenance. The Underlying Index is a market-value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and principal return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments and the reinvestment return, reflecting the reinvestment of related cash flows. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published three Business Days prior to the last business day of the month (the “Announcement Date”). Publicly available information, up to and including the close on the sixth Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.
Changes in Circumstances Affecting Index Use. If, in the future, a Fund’s Underlying Index is discontinued by its Index Provider or the Trustees determine that it would not be beneficial to shareholders for the Fund to continue operations using its Underlying Index, the Trustees may change the Underlying Index as described in the Investment Limitations section of this SAI or cause a Fund to effect a merger or reorganization with another Fund. To the extent permitted by law, such change or merger or reorganization may be effected without a vote of shareholders.
Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

The iShares 1-3 Year Treasury Bond ETF, iShares 7-10 Year Treasury Bond ETF, iShares 20+ Year Treasury Bond ETF, iShares Core Total U.S. Bond Market ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
74

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies). (Notwithstanding the foregoing, the iShares Core Total U.S. Bond Market ETF may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

The iShares 1-3 Year Credit Bond ETF, iShares 3-7 Year Treasury Bond ETF, iShares 10+ Year Credit Bond ETF, iShares 10-20 Year Treasury Bond ETF, iShares Agency Bond ETF, iShares California AMT-Free Muni Bond ETF, iShares Core Long-Term U.S. Bond ETF, iShares Credit Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF, iShares Short-Term National AMT-Free Muni Bond ETF and iShares Short Treasury Bond ETF will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
75

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Underlying Index (if any) that consists of mortgage-pass through securities. Each of the iShares Core Long-Term U.S. Bond ETF and iShares Core Total U.S. Bond Market ETF have adopted an additional non-fundamental policy under which the iShares Core Long-Term U.S. Bond ETF and iShares Core Total U.S. Bond Market ETF, under normal circumstances, will invest, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of U.S. issuers. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
76

Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
77

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

78

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
79

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director and President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr.

80

Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

81

Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee of the Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director and Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed-Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed-Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed-Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed-Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts
82

regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended February 28, 2013.

The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the
83

Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended February 28, 2013.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended February 28, 2013.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met three times during the fiscal year ended February 28, 2013.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met three times during the fiscal year ended February 28, 2013.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended February 28, 2013.

As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

84

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael Latham	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000

85

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000

86

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).

87

The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from each Fund for the fiscal year ended February 28, 2013 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.

Name of Trustee	iShares 1-3 Year Credit Bond ETF	iShares 1-3 Year Treasury Bond ETF	iShares 3-7 Year Treasury Bond ETF	iShares 7-10 Year Treasury Bond ETF
Independent Trustees:

Robert H. Silver	$ 5,116	$ 3,831	$ 1,070	$ 2,249
George G.C. Parker	4,593	3,439	960	2,019
John E. Martinez	4,413	3,305	923	1,940
Cecilia H. Herbert	4,612	3,454	964	2,028
Charles A. Hurty	5,119	3,834	1,070	2,251
John E. Kerrigan	4,479	3,354	937	1,969
Madhav V. Rajan	4,413	3,305	923	1,940

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0
Michael Latham	0	0	0	0

Name of Trustee	iShares 10+ Year Credit Bond ETF	iShares 10-20 Year Treasury Bond ETF	iShares 20+ Year Treasury Bond ETF	iShares Agency Bond ETF
Independent Trustees:

Robert H. Silver	$ 217	$220	$ 1,649	$ 219
George G.C. Parker	195	198	1,481	197
John E. Martinez	188	190	1,423	189
Cecilia H. Herbert	196	199	1,487	198
Charles A. Hurty	218	221	1,650	220
John E. Kerrigan	190	193	1,444	192
Madhav V. Rajan	188	190	1,423	189

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0
Michael Latham	0	0	0	0

Name of Trustee	iShares California AMT-Free Muni Bond ETF	iShares Core Long-Term U.S. Bond ETF	iShares Core Total U.S. Bond Market ETF	iShares Credit Bond ETF
Independent Trustees:

Robert H. Silver	$ 162	$ 55	$ 7,570	$ 727
George G.C. Parker	145	49	6,795	653
John E. Martinez	140	47	6,530	627
Cecilia H. Herbert	146	49	6,824	655
Charles A. Hurty	162	55	7,575	728
John E. Kerrigan	142	48	6,628	637
Madhav V. Rajan	140	47	6,530	627

Interested Trustees:

88

Name of Trustee	iShares California AMT-Free Muni Bond ETF	iShares Core Long-Term U.S. Bond ETF	iShares Core Total U.S. Bond Market ETF	iShares Credit Bond ETF
Robert S. Kapito	$0	$0	$0	$0
Michael Latham	0	0	0	0

Name of Trustee	iShares Government/Credit Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF	iShares Intermediate Credit Bond ETF	iShares Intermediate Government/Credit Bond ETF
Independent Trustees:

Robert H. Silver	$98	$ 7,452	$ 12,376	$ 2,750	$ 574
George G.C. Parker	88	6,690	11,109	2,469	515
John E. Martinez	84	6,428	10,675	2,372	495
Cecilia H. Herbert	88	6,717	11,155	2,476	517
Charles A. Hurty	98	7,457	12,383	2,752	574
John E. Kerrigan	86	6,525	10,835	2,408	502
Madhav V. Rajan	84	6,428	10,675	2,372	495

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0	$ 0
Michael Latham	0	0	0	0	0

Name of Trustee	iShares MBS ETF	iShares National AMT-Free Muni Bond ETF	iShares New York AMT-Free Muni Bond ETF	iShares Short-Term National AMT-Free Muni Bond ETF	iShares Short Treasury Bond ETF
Independent Trustees:

Robert H. Silver	$ 3,257	$ 1,876	$ 69	$ 324	$ 1,506
George G.C. Parker	2,923	1,684	62	291	1,351
John E. Martinez	2,809	1,618	60	280	1,299
Cecilia H. Herbert	2,935	1,691	62	292	1,357
Charles A. Hurty	3,258	1,877	69	325	1,506
John E. Kerrigan	2,851	1,643	61	284	1,318
Madhav V. Rajan	2,809	1,618	60	280	1,299

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$ 0	$ 0	$ 0
Michael Latham	0	0	0	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Funds and Fund Complex[2]
Independent Trustees:

Robert H. Silver	Not Applicable	Not Applicable	$289,835
George G.C. Parker	Not Applicable	Not Applicable	260,165
John E. Martinez	Not Applicable	Not Applicable	261,760
89

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Funds and Fund Complex[2]
Cecilia H. Herbert	Not Applicable	Not Applicable	273,010
Charles A. Hurty	Not Applicable	Not Applicable	290,000
John E. Kerrigan	Not Applicable	Not Applicable	265,510
Madhav V. Rajan	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
Michael Latham	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

[2]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.

Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of May 31, 2013.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of May 31, 2013, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares 1-3 Year Credit Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.32%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.02%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	7.02%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.85%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.61%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.23%

90

Fund	Name	Percentage of Ownership
iShares 1-3 Year Treasury Bond ETF	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	9.30%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.64%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.22%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.43%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.34%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.98%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.67%

iShares 3-7 Year Treasury Bond ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	19.07%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.19%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.74%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.36%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.11%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.86%

91

Fund	Name	Percentage of Ownership
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.20%

iShares 7-10 Year Treasury Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.69%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.01%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	9.22%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	9.13%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.38%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.40%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.23%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.23%

iShares 10+ Year Credit Bond ETF	KeyBank National Association 127 Public Square Cleveland, OH 44114	22.03%
	M&I Marshall & Ilsley Bank 11270 W Park Place 7th Floor Milwaukee, WI 53224	11.30%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.72%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	7.94%

92

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.97%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.85%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	6.45%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	6.07%

iShares 10-20 Year Treasury Bond ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	11.83%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.46%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.29%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	5.96%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.53%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.04%

iShares 20+ Year Treasury Bond ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	11.31%

93

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.31%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.51%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.34%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.38%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.26%

iShares Agency Bond ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	27.72%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	14.06%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.66%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.94%
	M&I Marshall & Ilsley Bank 11270 W Park Place 7th Floor Milwaukee, WI 53224	5.34%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.10%

iShares California AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	22.03%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	15.03%

94

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	13.13%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.45%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.47%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.81%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.56%

iShares Core Long-Term U.S. Bond ETF	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	20.30%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	16.98%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	10.99%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.73%
	CIBC World Markets Inc./CDS 161 Bay Street 10th Floor Toronto ON Ontario M5J 258 CA	5.62%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.29%

iShares Core Total U.S. Bond Market ETF	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	12.13%

95

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.26%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.80%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.78%

iShares Credit Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	18.82%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.67%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.94%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	5.20%

iShares Government/Credit Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	22.81%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	20.77%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.69%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	6.17%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.39%

96

Fund	Name	Percentage of Ownership
iShares iBoxx $ High Yield Corporate Bond ETF	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	9.27%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.99%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.96%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.91%

iShares iBoxx $ Investment Grade Corporate Bond ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.20%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.46%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.39%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.25%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.01%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.81%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.54%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.40%

97

Fund	Name	Percentage of Ownership
iShares Intermediate Credit Bond ETF	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	15.08%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	13.03%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.67%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.01%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.15%

iShares Intermediate Government/Credit Bond ETF	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	38.04%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.00%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	6.68%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.39%
	KeyBank National Association 127 Public Square Cleveland, OH 44114	5.49%

iShares MBS ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	20.35%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.91%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.52%

98

Fund	Name	Percentage of Ownership
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	9.05%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.64%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.65%

iShares National AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.40%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.09%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.04%
	PNC Bank, National Association Institutional Service Group 8800 Tinicum Blvd. Attn: Trade Sett. Dept Philadelphia, PA 19153	9.42%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.09%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.92%

iShares New York AMT-Free Muni Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.52%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.59%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	10.18%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.69%

99

Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	8.24%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.09%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.49%

iShares Short-Term National AMT-Free Muni Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.27%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	15.15%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	9.05%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	8.52%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.06%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	6.46%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.21%

iShares Short Treasury Bond ETF	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	68.85%

Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “ PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock
100

and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for
101

example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
102

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client  securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting
103

decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Funds' sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments,
104

a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of
105

each Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.
The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended February 28, 2013	Management Fees Paid for Fiscal Year Ended February 29, 2012	Management Fees Paid for Fiscal Year Ended February 28, 2011
iShares 1-3 Year Credit Bond ETF	0.20%	01/05/07	$ 18,988,483	$ 16,856,797	$13,646,628
iShares 1-3 Year Treasury Bond ETF	0.15%	07/22/02	13,878,262	13,763,270	12,503,585
iShares 3-7 Year Treasury Bond ETF	0.15%	01/05/07	3,845,685	2,958,869	1,900,699
iShares 7-10 Year Treasury Bond ETF	0.15%	07/22/02	7,043,101	5,693,271	4,778,517
iShares 10+ Year Credit Bond ETF	0.20%	12/08/09	645,930	317,998	31,883
iShares 10-20 Year Treasury Bond ETF	0.15%	01/05/07	851,471	504,023	445,070
iShares 20+ Year Treasury Bond ETF	0.15%	07/22/02	4,941,645	4,600,801	4,356,288
iShares Agency Bond ETF	0.20%	11/05/08	780,778	743,274	693,557
iShares California AMT-Free Muni Bond ETF	0.25%	10/04/07	627,312	487,486	559,476
iShares Core Long-Term U.S. Bond ETF[1]	0.12%	12/08/09	210,387	44,758	25,621
iShares Core Total U.S. Bond Market ETF[2]	0.08%	09/22/03	23,742,743	25,408,266	23,690,493
iShares Credit Bond ETF	0.20%	01/05/07	2,687,456	1,859,221	1,350,441
iShares Government/Credit Bond ETF	0.20%	01/05/07	335,223	227,452	294,525
iShares iBoxx $ High Yield Corporate Bond ETF[3]	0.50%	04/04/07	77,393,473	47,649,798	31,438,595
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.15%	07/22/02	34,761,935	22,597,650	20,018,535

106

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended February 28, 2013	Management Fees Paid for Fiscal Year Ended February 29, 2012	Management Fees Paid for Fiscal Year Ended February 28, 2011
iShares Intermediate Credit Bond ETF	0.20%	01/05/07	10,366,969	7,687,642	5,678,618
iShares Intermediate Government/Credit Bond ETF	0.20%	01/05/07	1,769,267	1,232,522	1,007,558
iShares MBS ETF	0.25%	03/13/07	14,275,500	8,176,772	5,110,054
iShares National AMT-Free Muni Bond ETF[4]	0.25%	09/07/07	7,920,127	5,638,250	4,959,714
iShares New York AMT-Free Muni Bond ETF	0.25%	10/04/07	287,331	221,022	176,959
iShares Short-Term National AMT-Free Muni Bond ETF	0.25%	11/05/08	1,431,670	1,102,591	1,014,834
iShares Short Treasury Bond ETF[5]	0.15%	01/05/07	3,822,152	5,587,283	5,805,220

[1]	Prior to October 17, 2012, the management fee for the iShares Core Long-Term U.S. Bond ETF was 0.20%.
[2]	Prior to October 17, 2012, the management fee for the iShares Core Total U.S. Bond Market ETF was 0.20%.
[3]	Effective June 30, 2012, the management fee charged on the aggregate average daily net assets of the iShares J.P. Morgan USD Emerging Markets Bond ETF and the iShares iBoxx $ High Yield Corporate Bond ETF in excess of $19.0 billion will be reduced by 5.0% per annum.
[4]	For the iShares National AMT-Free Muni Bond ETF, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Fund's pro rata share of the fees and expenses attributable to the Fund's investments in other iShares funds, “Acquired Fund Fees and Expenses,” through June 30, 2015. For the fiscal years ended 2013, 2012 and 2011, BFA waived $0, $166 and $857 of management fees, respectively.
[5]	For the iShares Short Treasury Bond ETF, BFA has voluntarily agreed to waive a portion of its management fees to the extent necessary to prevent the Fund from experiencing a negative 30-day SEC yield. This voluntary waiver may be reduced or discontinued at any time without notice. For the fiscal years ended 2013 and 2012, BFA waived $187,500 and $434,646 of its management fees, respectively.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or their affiliates from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
Portfolio Managers.  As of February 28, 2013, the individuals named as Portfolio Managers in each Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	36	$ 31,900,000,000
Other Pooled Investment Vehicles	14	$23,700,000,000
Other Accounts	9	$ 10,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,600,000,000

107

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	37	$34,800,000,000
Other Pooled Investment Vehicles	5	$ 3,300,000,000
Other Accounts	8	$ 9,800,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,700,000,000

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of February 28, 2013:

James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$1,600,000,000

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	1	$1,100,000,000
Other Accounts	1	$ 600,000,000

The discussion below describes the Portfolio Managers' compensation as of February 28, 2013.
108

Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Lee Sterne and Scott Radell are each eligible to participate in these plans.

As of February 28, 2013, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

James Mauro
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 1-3 Year Credit Bond ETF	X
iShares 1-3 Year Treasury Bond ETF	X

109

James Mauro
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 3-7 Year Treasury Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Credit Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares Agency Bond ETF	X
iShares California AMT-Free Muni Bond ETF	X
iShares Core Long-Term U.S. Bond ETF	X
iShares Core Total U.S. Bond Market ETF	X
iShares Credit Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF	X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Credit Bond ETF	X
iShares Intermediate Government/Credit Bond ETF	X
iShares MBS ETF	X
iShares National AMT-Free Muni Bond ETF	X
iShares New York AMT-Free Muni Bond ETF	X
iShares Short-Term National AMT-Free Muni Bond ETF	X
iShares Short Treasury Bond ETF	X

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares 1-3 Year Credit Bond ETF			X
iShares 1-3 Year Treasury Bond ETF	X
iShares 3-7 Year Treasury Bond ETF	X
iShares 7-10 Year Treasury Bond ETF	X
iShares 10+ Year Credit Bond ETF	X
iShares 10-20 Year Treasury Bond ETF	X
iShares 20+ Year Treasury Bond ETF	X
iShares Agency Bond ETF	X
iShares California AMT-Free Muni Bond ETF	X
iShares Core Long-Term U.S. Bond ETF	X
iShares Core Total U.S. Bond Market ETF	X
iShares Credit Bond ETF	X
iShares Government/Credit Bond ETF	X
iShares iBoxx $ High Yield Corporate Bond ETF					X
iShares iBoxx $ Investment Grade Corporate Bond ETF	X
iShares Intermediate Credit Bond ETF	X

110

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Intermediate Government/Credit Bond ETF	X
iShares MBS ETF	X
iShares National AMT-Free Muni Bond ETF	X
iShares New York AMT-Free Muni Bond ETF	X
iShares Short-Term National AMT-Free Muni Bond ETF	X
iShares Short Treasury Bond ETF	X

Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:
111

Fund	Fund Inception Date	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended February 28, 2013	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended February 29, 2012	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended February 28, 2011
iShares 1-3 Year Credit Bond ETF	01/05/07	$ 293,642	$ 357,096	$ 316,607
iShares 1-3 Year Treasury Bond ETF	07/22/02	284,528	377,176	376,920
iShares 3-7 Year Treasury Bond ETF	01/05/07	82,594	83,651	63,751
iShares 7-10 Year Treasury Bond ETF	07/22/02	145,497	157,589	146,272
iShares 10+ Year Credit Bond ETF	12/08/09	28,846	21,410	7,687
iShares 10-20 Year Treasury Bond ETF	01/05/07	22,280	17,379	17,421
iShares 20+ Year Treasury Bond ETF	07/22/02	104,113	128,083	136,100
iShares Agency Bond ETF	11/05/08	18,959	20,447	20,409
iShares California AMT-Free Muni Bond ETF	10/04/07	22,567	20,913	43,862
iShares Core Long-Term U.S. Bond ETF	12/08/09	22,465	13,296	8,177
iShares Core Total U.S. Bond Market ETF	09/22/03	491,912	556,703	581,708
iShares Credit Bond ETF	01/05/07	70,962	65,668	50,906
iShares Government/Credit Bond ETF	01/05/07	26,948	18,486	14,804
iShares iBoxx $ High Yield Corporate Bond ETF	04/04/07	437,056	381,245	294,254
iShares iBoxx $ Investment Grade Corporate Bond ETF	07/22/02	680,756	612,243	606,985
iShares Intermediate Credit Bond ETF	01/05/07	182,229	181,560	142,853
iShares Intermediate Government/Credit Bond ETF	01/05/07	42,360	38,601	31,414
iShares MBS ETF	03/13/07	186,003	159,683	117,416
iShares National AMT-Free Muni Bond ETF	09/07/07	124,779	131,339	225,684
iShares New York AMT-Free Muni Bond ETF	10/04/07	13,952	12,851	38,064
iShares Short-Term National AMT-Free Muni Bond ETF	11/05/08	35,641	38,055	81,463
iShares Short Treasury Bond ETF	01/05/07	80,702	154,506	181,703

Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor serves as the Funds' distributor as of April 1, 2012. Prior to that date, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Funds. The following table sets forth
112

the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

Fund	Fund Inception Date	Distributor Compensation Paid From April 1, 2012 to February 28, 2013[1]	Distributor Compensation Paid From March 1, 2012 to March 31, 2012[2]	Distributor Compensation Paid During Fiscal Year Ended February 29, 2012	Distributor Compensation Paid During Fiscal Year Ended February 28, 2011
iShares 1-3 Year Credit Bond ETF	01/05/07	$6,924	$887	$11,427	$11,170
iShares 1-3 Year Treasury Bond ETF	07/22/02	6,924	887	11,427	11,170
iShares 3-7 Year Treasury Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares 7-10 Year Treasury Bond ETF	07/22/02	6,924	887	11,427	11,170
iShares 10+ Year Credit Bond ETF	12/08/09	6,924	887	11,427	11,170
iShares 10-20 Year Treasury Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares 20+ Year Treasury Bond ETF	07/22/02	6,924	887	11,427	11,170
iShares Agency Bond ETF	11/05/08	6,924	887	11,427	11,170
iShares California AMT-Free Muni Bond ETF	10/04/07	6,924	887	11,427	11,170
iShares Core Long-Term U.S. Bond ETF	12/08/09	6,924	887	11,427	11,170
iShares Core Total U.S. Bond Market ETF	09/22/03	6,924	887	11,427	11,170
iShares Credit Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares Government/Credit Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares iBoxx $ High Yield Corporate Bond ETF	04/04/07	6,924	887	11,427	11,170
iShares iBoxx $ Investment Grade Corporate Bond ETF	07/22/02	6,924	887	11,427	11,170
iShares Intermediate Credit Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares Intermediate Government/Credit Bond ETF	01/05/07	6,924	887	11,427	11,170
iShares MBS ETF	03/13/07	6,924	887	11,427	11,170
iShares National AMT-Free Muni Bond ETF	09/07/07	6,924	887	11,427	11,170
iShares New York AMT-Free Muni Bond ETF	10/04/07	6,924	887	11,427	11,170
iShares Short-Term National AMT-Free Muni Bond ETF	11/05/08	6,924	887	11,427	11,170
iShares Short Treasury Bond ETF	01/05/07	6,924	887	11,427	11,170

[1]	BRIL serves as the distributor to the funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as distributor to the Funds through March 31, 2012.
Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse
113

expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets.
Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their expertise in certain markets or with certain securities, or their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances.
114

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. Each Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

With the exception of the iShares National AMT-Free Muni Bond ETF, which incurred brokerage commissions of $100 for the fiscal year ended February 29, 2012, there were no other brokerage commissions paid on behalf of each Fund for the fiscal years ended February 28, 2013, February 29, 2012, and February 28, 2011.

The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended February 28, 2013:

Fund	Issuer	Market Value of Investment
iShares 1-3 Year Credit Bond ETF	Citigroup, Inc.	$ 264,561,418
	J.P. Morgan Chase & Co.	255,763,891
	Morgan Stanley	219,176,954
	Goldman Sachs Group, Inc. (The)	197,865,997
	Bank of America Corp.	173,572,861
	Wells Fargo	133,831,527
	Royal Bank of Scotland Group PLC	58,313,644
	Royal Bank of Canada	55,000,504
	Credit Suisse (USA)	25,037,690

iShares 10+ Year Credit Bond ETF	Citigroup, Inc.	$ 5,459,582
	Goldman Sachs Group, Inc. (The)	5,143,683
	Wells Fargo	2,981,423
	J.P. Morgan Chase & Co.	2,576,311
	Morgan Stanley	1,923,677
	Bank of America Corp.	851,171
	Credit Suisse (USA)	317,670

iShares Core Long-Term U.S. Bond ETF	Citigroup, Inc.	$ 928,905
	Goldman Sachs Group, Inc. (The)	659,793
	Wells Fargo	571,643
	J.P. Morgan Chase & Co.	296,679
	Bank of America Corp.	102,881
	Morgan Stanley	99,140
	Credit Suisse (USA)	65,809

iShares Core Total U.S. Bond Market ETF	J.P. Morgan Chase & Co.	$ 77,465,104
	Goldman Sachs Group, Inc. (The)	71,754,503
	Citigroup, Inc.	61,882,934
	Morgan Stanley	55,274,126
	Wells Fargo	48,834,316
	Bank of America Corp.	30,079,192
	Credit Suisse (USA)	15,950,976

115

Fund	Issuer	Market Value of Investment
	Royal Bank of Scotland Group PLC	12,350,406
	Royal Bank of Canada	8,193,006

iShares Credit Bond ETF	Goldman Sachs Group, Inc. (The)	$ 24,875,576
	J.P. Morgan Chase & Co.	24,707,720
	Citigroup, Inc.	21,389,944
	Bank of America Corp.	21,070,132
	Morgan Stanley	18,999,509
	Wells Fargo	15,930,278
	Royal Bank of Scotland Group PLC	3,498,832
	Royal Bank of Canada	2,840,516
	Credit Suisse (USA)	1,290,393

iShares Government/Credit Bond ETF	J.P. Morgan Chase & Co.	$ 1,403,998
	Citigroup, Inc.	1,079,229
	Morgan Stanley	1,020,233
	Bank of America Corp.	1,011,183
	Goldman Sachs Group, Inc. (The)	988,918
	Wells Fargo	950,195
	Royal Bank of Scotland Group PLC	237,276
	Credit Suisse (USA)	158,320
	Royal Bank of Canada	104,080

iShares iBoxx $ High Yield Corporate Bond ETF	Royal Bank of Scotland Group PLC	$ 77,787,418

iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	$ 673,505,897
	Goldman Sachs Group, Inc. (The)	655,814,394
	J.P. Morgan Chase & Co.	648,143,433
	Citigroup, Inc.	647,503,921
	Wells Fargo	491,762,062
	Bank of America Corp.	446,193,478
	Royal Bank of Scotland Group PLC	86,837,798
	Royal Bank of Canada	45,416,462
	Credit Suisse (USA)	2,757,053

iShares Intermediate Credit Bond ETF	J.P. Morgan Chase & Co.	$ 119,868,369
	Goldman Sachs Group, Inc. (The)	97,929,954
	Morgan Stanley	95,586,795
	Bank of America Corp.	90,978,279
	Citigroup, Inc.	79,838,812
	Wells Fargo	58,512,314
	Royal Bank of Scotland Group PLC	18,706,739
	Royal Bank of Canada	14,150,655
	Credit Suisse (USA)	9,346,469

iShares Intermediate Government/Credit Bond ETF	Goldman Sachs Group, Inc. (The)	$ 10,137,538
	Morgan Stanley	6,789,074
	J.P. Morgan Chase & Co.	6,580,149

116

Fund	Issuer	Market Value of Investment
	Bank of America Corp.	6,186,866
	Citigroup, Inc.	5,471,000
	Wells Fargo	4,735,424
	Royal Bank of Canada	1,231,255
	Royal Bank of Scotland Group PLC	1,200,532
	Credit Suisse (USA)	1,168,443

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. Certain Funds may use TBA transactions, which are expected to cause a higher portfolio turnover rate because TBA positions are rolled every month. High turnover rates may result in comparatively greater brokerage expenses. While each Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of each of the iShares Core Total U.S. Bond Market ETF's and iShares MBS ETF's assets invested through TBA transactions, if any, are expected to be substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended February 28, 2013	Fiscal Year Ended February 29, 2012
iShares 1-3 Year Credit Bond ETF	8%	8%
iShares 1-3 Year Treasury Bond ETF	104%	72%
iShares 3-7 Year Treasury Bond ETF	51%	38%
iShares 7-10 Year Treasury Bond ETF	47%	65%
iShares 10+ Year Credit Bond ETF	10%	6%
iShares 10-20 Year Treasury Bond ETF	12%	18%
iShares 20+ Year Treasury Bond ETF	19%	26%
iShares Agency Bond ETF	75%	74%
iShares California AMT-Free Muni Bond ETF	6%	9%
iShares Core Long-Term U.S. Bond ETF	50%	12%
iShares Core Total U.S. Bond Market ETF[1]	110%	131%
iShares Credit Bond ETF	10%	11%
iShares Government/Credit Bond ETF	14%	27%
iShares iBoxx $ High Yield Corporate Bond ETF	19%	13%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5%	4%
iShares Intermediate Credit Bond ETF	7%	9%
iShares Intermediate Government/Credit Bond ETF	15%	21%
iShares MBS ETF[1]	581%	552%
iShares National AMT-Free Muni Bond ETF	9%	7%
iShares New York AMT-Free Muni Bond ETF	10%	19%

117

Fund	Fiscal Year Ended February 28, 2013	Fiscal Year Ended February 29, 2012
iShares Short-Term National AMT-Free Muni Bond ETF	26%	19%
iShares Short Treasury Bond ETF	95%	186%

[1]	Portfolio turnover rate includes TBA transactions, as described above.
Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 230 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund. In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
118

DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells shares of each Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of March 28, 2013:
119

Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares 1-3 Year Credit Bond ETF	100,000	10,538,000
iShares 1-3 Year Treasury Bond ETF	100,000	8,444,000
iShares 3-7 Year Treasury Bond ETF	100,000	12,347,000
iShares 7-10 Year Treasury Bond ETF	100,000	10,739,000
iShares 10+ Year Credit Bond ETF	100,000	6,054,000
iShares 10-20 Year Treasury Bond ETF	100,000	13,373,000
iShares 20+ Year Treasury Bond ETF	100,000	11,779,000
iShares Agency Bond ETF	50,000	5,666,000
iShares California AMT-Free Muni Bond ETF	50,000	5,754,000
iShares Core Long-Term U.S. Bond ETF	50,000	3,089,000
iShares Core Total U.S. Bond Market ETF	100,000	11,051,000
iShares Credit Bond ETF	100,000	11,239,000
iShares Government/Credit Bond ETF	50,000	5,727,000
iShares iBoxx $ High Yield Corporate Bond ETF	100,000	9,402,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	100,000	11,958,000
iShares Intermediate Credit Bond ETF	100,000	11,091,000
iShares Intermediate Government/Credit Bond ETF	50,000	5,611,500
iShares MBS ETF	100,000	10,798,000
iShares National AMT-Free Muni Bond ETF	100,000	11,042,000
iShares New York AMT-Free Muni Bond ETF	50,000	5,545,000
iShares Short-Term National AMT-Free Muni Bond ETF	50,000	5,319,000
iShares Short Treasury Bond ETF	100,000	11,021,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund (except for the iShares MBS ETF, which is generally offered in Creation Units solely for cash), generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with a Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.
The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
The iShares MBS ETF’s current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. The iShares MBS ETF may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If the iShares MBS ETF elects to accept Deposit Securities, a purchaser's delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. The iShares Core Total U.S. Bond Market ETF generally offers Creation Units partially for cash.

120

Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.

For the iShares 1-3 Year Credit Bond ETF, iShares 10+ Year Credit Bond ETF, iShares Agency Bond ETF, iShares California AMT-Free Muni Bond ETF, iShares Core Long-Term U.S. Bond ETF, iShares Core Total U.S. Bond ETF, iShares Credit Bond ETF, iShares Government/Credit Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Intermediate Credit Bond ETF, iShares Intermediate Government/Credit Bond ETF, iShares MBS ETF, iShares National AMT-Free Muni Bond ETF, iShares New York AMT-Free Muni Bond ETF and iShares Short-Term National AMT-Free Muni Bond ETF, the portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities a Fund will deliver upon redemption of Fund shares (“Fund Securities”). The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit of a Fund, will correspond pro rata, to the extent practicable, to the securities held by such Fund.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust may require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the iShares Core Total U.S. Bond Market ETF and iShares MBS ETF that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. As noted above, Creation Units of the iShares MBS ETF currently are available only for cash purchases.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares MBS ETF are generally offered solely for cash and Creation Units of the iShares Core Total U.S. Bond Market ETF are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,”i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
121

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.

Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares Core Total U.S. Bond Market ETF and the iShares MBS ETF before 2:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Funds may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable
122

deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares Core Total U.S. Bond Market ETF and the iShares MBS ETF before 2:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with each Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “ T+3 basis” (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion,

123

of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares 1-3 Year Credit Bond ETF	$ 500	3.0%
iShares 1-3 Year Treasury Bond ETF	N/A	3.0%
iShares 3-7 Year Treasury Bond ETF	$ 500	3.0%
iShares 7-10 Year Treasury Bond ETF	N/A	3.0%
iShares 10+ Year Credit Bond ETF	$ 300	3.0%
iShares 10-20 Year Treasury Bond ETF	$ 500	3.0%
iShares 20+ Year Treasury Bond ETF	N/A	3.0%
iShares Agency Bond ETF	$ 100	3.0%
iShares California AMT-Free Muni Bond ETF	$ 250	3.0%
iShares Core Long-Term U.S. Bond ETF	$ 300	3.0%
iShares Core Total U.S. Bond Market ETF	$ 500	3.0%
iShares Credit Bond ETF	$ 500	3.0%
iShares Government/Credit Bond ETF	$ 500	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	$ 500	3.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	$ 500	3.0%
iShares Intermediate Credit Bond ETF	$ 500	3.0%
iShares Intermediate Government/Credit Bond ETF	$ 500	3.0%
iShares MBS ETF	$ 300	3.0%
iShares National AMT-Free Muni Bond ETF	$ 400	3.0%
iShares New York AMT-Free Muni Bond ETF	$ 250	3.0%
iShares Short-Term National AMT-Free Muni Bond ETF	$ 100	3.0%
iShares Short Treasury Bond ETF	$ 250	3.0%

*	As a percentage of the net asset value per Creation Unit.
124

Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The iShares MBS ETF generally redeems Creation Units solely for cash; however, the Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. The iShares Core Total U.S. Bond Market ETF generally redeems Creation Units partially for cash. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
The iShares MBS ETF generally redeems Creation Units solely for cash, however, the Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. With respect to each Fund BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The iShares MBS ETF generally redeems Creation Units solely for cash. The iShares Core Total U.S. Bond Market ETF generally redeems Creation Units partially for cash.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the iShares MBS ETF are generally redeemed solely for cash and Creation Units of the iShares Core Total U.S. Bond Market ETF are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
125

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares 1-3 Year Credit Bond ETF	$ 500	2.0%
iShares 1-3 Year Treasury Bond ETF	N/A	2.0%
iShares 3-7 Year Treasury Bond ETF	$ 500	2.0%
iShares 7-10 Year Treasury Bond ETF	N/A	2.0%
iShares 10+ Year Credit Bond ETF	$ 300	2.0%
iShares 10-20 Year Treasury Bond ETF	$ 500	2.0%
iShares 20+ Year Treasury Bond ETF	N/A	2.0%
iShares Agency Bond ETF	$ 100	2.0%
iShares California AMT-Free Muni Bond ETF	$ 250	2.0%
iShares Core Long-Term U.S. Bond ETF	$ 300	2.0%
iShares Core Total U.S. Bond Market ETF	$ 500	2.0%
iShares Credit Bond ETF	$ 500	2.0%
iShares Government/Credit Bond ETF	$ 500	2.0%
iShares iBoxx $ High Yield Corporate Bond ETF	$ 500	2.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	$ 500	2.0%
iShares Intermediate Credit Bond ETF	$ 500	2.0%
iShares Intermediate Government/Credit Bond ETF	$ 500	2.0%
iShares MBS ETF	$ 300	2.0%
iShares National AMT-Free Muni Bond ETF	$ 400	2.0%
iShares New York AMT-Free Muni Bond ETF	$ 250	2.0%
iShares Short-Term National AMT-Free Muni Bond ETF	$ 100	2.0%
iShares Short Treasury Bond ETF	$ 250	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares Core Total U.S. Bond Market ETF and the iShares MBS ETF before 2:00 p.m., Eastern time in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be
126

significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
127

The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local   securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2013
The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.
2014
The United States
January 1	April 18	September 1	December 25
January 20	May 23*	November 27	December 31*
February 17	May 26	November 28*
April 17*	July 4	December 24*

*	The U.S. bond market has recommended early close.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification. Each Fund intends to continue to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of
128

assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.

In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.

The following Funds had tax basis net capital loss carryforwards as of February 28, 2013, the tax year-end for the Funds listed:

Fund	Non- Expiring[1]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares 3-7 Year Treasury Bond ETF	$ —	$—	$ —	$ —	$ —	$ —	$ 1,230	$ 1,230
iShares 10-20 Year Treasury Bond ETF	—	—	—	—	—	58,200	55,582	113,782
iShares 20+ Year Treasury Bond ETF	—	—	1,890,917	3,444,435	1,159,235	9,146,794	—	15,641,381
iShares California AMT-Free Muni Bond ETF	806,260	—	—	—	—	—	—	806,260
iShares Core Long-Term U.S. Bond ETF	93,609	—	—	—	—	—	—	93,609
iShares Government/Credit Bond ETF	—	—	—	—	—	63,109	—	63,109

129

Fund	Non- Expiring[1]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares iBoxx $ High Yield Corporate Bond ETF	6,201,770	—	—	—	6,496,723	177,819	—	12,876,312
iShares Intermediate Government/Credit Bond ETF	—	—	—	—	163,724	18,519	—	182,243
iShares National AMT-Free Muni Bond ETF	—	—	—	—	—	3,038,912	—	3,038,912
iShares New York AMT-Free Muni Bond ETF	—	—	—	—	—	137,564	—	137,564
iShares Short-Term National AMT-Free Muni Bond ETF	304,106	—	—	—	—	7,250	—	311,356
iShares Short Treasury Bond ETF	185,357	—	—	—	—	—	—	185,357

[1]	Must be utilized prior to losses subject to expiration.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary

130

dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This
131

provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax-Exempt Interest Income. Dividends paid by the Municipal Bond Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly reports such dividends as exempt-interest dividends.
So long as, at the close of each quarter of the taxable year of the iShares California AMT-Free Muni Bond ETF (the “California Fund”), at least 50% of the value of the California Fund’s total assets consists of obligations of the United States, the State of California and its political subdivisions, Puerto Rico, the Virgin Islands and Guam, the interest on which is exempt from California personal income tax (“California Municipal Bonds”), exempt-interest dividends (i) paid by the California Fund in an amount not exceeding the interest received on such California Municipal Bonds during the California Fund’s taxable year, and (ii) designated by the California Fund as exempt-interest dividends (in a written notice mailed to the California Fund’s shareholders not later than 60 days after the close of the California Fund’s taxable year) will be treated as an item of interest excludable from income for California personal income tax purposes and corporate income tax purposes. Exempt-interest dividends paid to a corporate shareholder subject to California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Distributions derived from interest on tax-exempt obligations issued by governmental authorities in states other than California or on other obligations or investments the interest on which is not exempt from California personal income tax or corporate income tax, and distributions to shareholders derived from short-term capital gains, will be taxed as ordinary income for California personal income tax purposes, California corporate franchise tax purposes and California corporate income tax purposes. The California Fund’s long-term capital gains for federal income tax purposes that are distributed to shareholders will be taxed as long-term capital gains to individual shareholders of the California Fund for California personal income tax purposes. Present California law, however, taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder of the California Fund to purchase or carry shares of the California Fund generally will not be deductible for California personal income tax purposes or California corporate income tax purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code, relating to regulated investment companies in certain potentially material respects.
The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the California Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the California Fund’s transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.
132

Individual shareholders of the iShares New York AMT-Free Muni Bond ETF will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable to (i) interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute such obligations. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.
Shareholders of the iShares New York AMT-Free Muni Bond ETF that are subject to New York State corporation franchise tax or New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their “ entire net income” for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares New York AMT-Free Muni Bond ETF will not be subject to property taxes imposed by New York State or City.

Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.
Interest income on the Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of New York State corporation franchise tax or New York City general corporation tax.
The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.
Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC. A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will
133

generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by certain of the Funds from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.
Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
134

Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from a Fund attributable to a REIT’s distribution to a Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion

135

is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements

Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
136

Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment-grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects Standard & Poor's Ratings Services opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IS-SAI-02-0713

iShares Trust

File Nos. 333-92935 and 811-09729

Part C

Other Information

Item 28. Exhibits:

PEA # 908

Exhibit Number	Description

(a.1)	Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303, filed October 16, 2009 (“PEA No. 303”).

(a.2)	Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53, filed September 19, 2006.

(b)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 418, filed May 4, 2010.

(c)	Article II of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to PEA No. 303.

(d.1)	Investment Advisory Agreement, dated December 1, 2009, between the Trust and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to Post-Effective Amendment No. 354, filed December 28, 2009.

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and BFA is filed herein.

(d.3)	Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to Post-Effective Amendment No. 841, filed February 22, 2013 (“PEA No. 841”).

(d.4)	Schedule A to the Investment Advisory Agreement between iShares MSCI Russia Capped Index Fund, Inc. and BFA is incorporated herein by reference to PEA No. 841.

(d.5)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 512, filed March 24, 2011.

(d.6)	Schedule A to the Master Advisory Fee Waiver Agreement to be filed by amendment.

(d.7)	Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 773, filed October 15, 2012.

(d.8)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited is incorporated herein by reference to Post-Effective Amendment No. 529, filed April 21, 2011.

(d.9)	Appendix A to the Sub-Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 751, filed July 24, 2012 (“PEA No. 751”).

(e.1)	Distribution Agreement, dated February 3, 2012, between the Trust and BlackRock Investments, LLC (“BRIL”) is incorporated herein by reference to Post-Effective Amendment No. 722, filed March 29, 2012.

(e.2)	Exhibit A to the Distribution Agreement is filed herein.

(f)	Not applicable.

(g)	Service Module for Custodial Services, dated April 21, 2011, is incorporated herein by reference to Post-Effective Amendment No. 573, filed August 19, 2011 (“PEA No. 573”).

(h.1)	Master Services Agreement, dated April 21, 2011, between the Trust and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 551, filed June 27, 2011.

(h.2)	Exhibit A to the Master Services Agreement is filed herein.

(h.3)	Service Module for Fund Administration and Accounting Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 573.

(h.4)	Service Module for Transfer Agency Services, dated April 21, 2011, is incorporated herein by reference to PEA No. 573.

(h.5)	Amended and Restated Securities Lending Agency Agreement, dated December 6, 2011, among the Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., iShares US. ETF Company, Inc., iShares U.S. ETF Trust and BlackRock Institutional Trust Company, N.A. (“BTC”)[1] is incorporated herein by reference to PEA No. 751.

(h.6)	Schedule A to the Amended and Restated Securities Lending Agency Agreement is filed herein.

(h.7)	Form of Master Securities Loan Agreement (including forms of Annexes, Schedule and Appendix thereto) is incorporated herein by reference to Post-Effective Amendment No. 369, filed January 22, 2010.

(h.8)	Sublicense Agreement, dated April 25, 2000, between BTC[1] and the Trust for iShares S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (“PEA No. 2”).

(h.9)	Amendment to Sublicense Agreement between BTC[1] and the Trust for the iShares S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 459, filed July 29, 2010 (“PEA No. 459”).

(h.10)	Sublicense Agreement, dated April 25, 2000, between BTC[1] and the Trust for iShares Dow Jones Funds is incorporated herein by reference to Post-Effective Amendment No. 37, filed June 6, 2005 (“PEA No. 37”).

(h.11)	Exhibit A to the Sublicense Agreement, dated April 1, 2006, between BTC[1] and the Trust for iShares Dow Jones Funds is incorporated herein by reference to Post-Effective Amendment No. 43, filed April 17, 2006.

(h.12)	Sublicense Agreement between BTC[1] and the Trust for iShares Dow Jones Funds to be filed by amendment.

(h.13)	Sublicense Agreement, dated April 25, 2000, between BTC[1] and the Trust for iShares Russell Funds is incorporated herein by reference to PEA No. 37.

(h.14)	Amendment to Sublicense Agreement between BTC[1] and the Trust for iShares Russell Funds is incorporated herein by reference to PEA No. 459.

(h.15)	Sublicense Agreement between BTC[1] and the Trust for the iShares MSCI Funds is incorporated herein by reference to Post-Effective Amendment No. 10, filed June 1, 2001.

(h.16)	Amendment to Sublicense Agreement between BTC[1] and the Trust for the iShares MSCI Funds is incorporated herein by reference to Post-Effective Amendment No. 491, filed December 20, 2010 (“PEA No. 491”).

(h.17)	Sublicense Agreement between BTC[1] and the Trust for iShares Nasdaq Biotechnology Index Fund is incorporated herein by reference to Post-Effective Amendment No. 13, filed July 31, 2001.

(h.18)	Sublicense Agreement, dated June 1, 2002, between BTC[1] and the Trust for Barclays Capital Funds is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.19)	Sublicense Agreement, dated October 30, 2007, between BTC[1]and the Trust for iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 114, filed November 9, 2007 (“PEA No. 114”).

(h.20)	Sublicense Agreement, dated January 1, 2001, between BTC[1] and the Trust for iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to PEA No. 37.

(h.21)	Sublicense Agreement, dated October 1, 2003, between BTC[1] and the Trust for iShares Dow Jones Transportation Average Index Fund and iShares Dow Jones Select Dividend Index Fund is incorporated herein by reference to PEA No. 37.

(h.22)	Sublicense Agreement, dated March 4, 2004, between BTC[1] and the Trust for iShares NYSE 100 Index Fund and iShares NYSE Composite Index Fund is incorporated herein by reference to PEA No. 37.

(h.23)	Sublicense Agreement, dated March 1, 2004, between BTC[1] and the Trust for iShares FTSE/Xinhua China 25 Index Fund is incorporated herein by reference to PEA No. 37.

(h.24)	Sublicense Agreement, dated April 1, 2004, between BTC[1] and the Trust for iShares Morningstar Funds is incorporated herein by reference to PEA No. 37.

(h.25)	Sublicense Agreement, dated September 16, 2004, between BTC[1] and the Trust for iShares KLD Select SocialSM Index Fund is incorporated herein by reference to PEA No. 37.

(h.26)	Exhibit A to the Sublicense Agreement between BTC[1] and the Trust for iShares KLD 400 Social Index Fund is incorporated herein by reference to PEA No. 114.

(h.27)	Amendment to Sublicense Agreement between BTC[1] and the Trust for iShares Barclays Capital Funds is incorporated herein by reference to PEA No. 491.

(h.28)	Exhibit A to the Sublicense Agreement between BTC[1] and the Trust for iShares Dow Jones EPAC Select Dividend Index Fund is incorporated herein by reference to Post-Effective Amendment No. 93, filed July 30, 2007.

(h.29)	Sublicense Agreement, dated October 30, 2007, between BTC[1] and the Trust for FTSE/NAREIT Funds is incorporated herein by reference to PEA No. 114.

(h.30)	Amendment to Sublicense Agreement between BTC[1] and the Trust for FTSE/NAREIT Funds to be filed by amendment.

(h.31)	Sublicense Agreement, dated September 19, 2007, between BTC[1] and the Trust for iShares JPMorgan USD Emerging Markets Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 101, filed September 27, 2007.

(h.32)	Sublicense Agreement, dated December 8, 2009, between BTC and the Trust for BofA Merrill Lynch Funds is incorporated herein by reference to Post-Effective Amendment No. 444, filed June 28, 2010.

(h.33)	Amendment to Sublicense Agreement between BTC and the Trust for BofA Merrill Lynch Funds is incorporated herein by reference to Post-Effective Amendment No. 537, filed May 16, 2011.

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A. is filed herein.

(j)	Consent of PricewaterhouseCoopers LLP is filed herein.

(k)	Not applicable.

(l.1)	Subscription Agreement, dated April 20, 2000, between the Trust and SEI is incorporated herein by reference to PEA No. 2.

(l.2)	Letter of Representations, dated April 14, 2000, between the Trust and the Depository Trust Company is incorporated herein by reference to PEA No. 2.

(l.3)	Amendment of Letter of Representations between the Trust and the Depository Trust Company for iShares Nasdaq Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	Code of Ethics for Fund Access Persons is incorporated herein by reference to PEA No. 751.

(p.2)	Advisory Employee Investment Transaction Policy for BlackRock Affiliated Companies is incorporated herein by reference to PEA No. 751.

(p.3)	Code of Ethics for BRIL is incorporated herein by reference to PEA No. 841.

(q)	Powers of Attorney, each dated June 11, 2013, for Michael Latham, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, Robert H. Silver, George G.C. Parker, John E. Martinez, Madhav V. Rajan, Jack Gee and Robert S. Kapito are filed herein.

[1]	Prior to December 1, 2009, BTC was known as Barclays Global Investors, N.A.

Item 29. Persons Controlled By or Under Common Control with Registrant:

None.

Item 30. Indemnification:

The Trust (also referred to in this section as the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940 (the “1940 Act”). The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; and

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith that the officers and trustees believed were in or not opposed to the best interests of the Trust.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State

Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Section 8.02 of the Distribution Agreement between Registrant and BRIL provides as follows:

The Distribution Agreement provides that BRIL agrees to indemnify and hold harmless the Trust, each of its trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Company Indemnified Parties”) from and against any and all losses to which the Company Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Trust’s own willful misfeasance, willful misconduct or gross negligence or the Trust’s reckless disregard of its obligations under the Distribution Agreement or (B) the Trust’s material breach of the Distribution Agreement.

The Authorized Participant Agreement provides that the Authorized Participant (the “Participant”) agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

The Amended and Restated Securities Lending Agency Agreement provides that BTC shall indemnify and hold harmless each client, Lender, its Board of Trustees and its agents and BFA and any investment adviser for the Funds from any and all loss, liability, costs, damages, actions, and claims (“Loss”) to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC’s indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

Insofar as indemnification for liabilities arising under the 1940 Act may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser:

The Trust is advised by BFA, an indirect wholly owned subsidiary of BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. BFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984 and updated thereafter and is incorporated herein by reference.

BlackRock International Limited (“BIL”) acts as sub-adviser for a number of affiliated registered investment companies advised by BlackRock Advisors, LLC. The address of each of these registered investment companies is 100 Bellevue Parkway, Wilmington, Delaware 19809. The address of BIL is 40 Torphichen Street, Edinburgh, EH3 8JB, United Kingdom. The list required by this Item 31 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 32. Principal Underwriters:

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

BRIL, the distributor of certain funds, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including certain funds of the Registrant:

BBIF Government Securities Fund	BlackRock Multi-State Municipal Series Trust
BBIF Money Fund	BlackRock Municipal Bond Fund, Inc.
BBIF Tax-Exempt Fund	BlackRock Municipal Series Trust
BBIF Treasury Fund	BlackRock Natural Resources Trust
BIF Government Securities Fund	BlackRock Pacific Fund, Inc.
BIF Money Fund	BlackRock Series Fund, Inc.
BIF Multi-State Municipal Series Trust	BlackRock Series, Inc.
BIF Tax-Exempt Fund	BlackRock Value Opportunities Fund, Inc.
BIF Treasury Fund	BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital Fund, Inc.	BlackRock World Income Fund, Inc.
BlackRock Basic Value Fund, Inc.	FDP Series, Inc.
BlackRock Bond Allocation Target Shares	Funds For Institution Series
BlackRock Bond Fund, Inc.	iShares, Inc.
BlackRock California Municipal Series Trust	iShares MSCI Russia Capped Index Fund, Inc.
BlackRock Capital Appreciation Fund, Inc.	iShares U.S. ETF Trust
BlackRock Emerging Markets Fund, Inc.	Managed Account Series
BlackRock Equity Dividend Fund	Master Basic Value LLC
BlackRock EuroFund	Master Bond LLC
BlackRock Financial Institutions Series Trust	Master Focus Growth LLC
BlackRock Focus Growth Fund, Inc.	Master Government Securities LLC
BlackRock Funds	Master Institutional Money Market LLC
BlackRock Funds II	Master Investment Portfolio
BlackRock Funds III	Master Large Cap Series LLC
BlackRock Global Allocation Fund, Inc.	Master Money LLC
BlackRock Global SmallCap Fund, Inc.	Master Tax-Exempt LLC
BlackRock Index Funds, Inc.	Master Treasury LLC
BlackRock Large Cap Series Funds, Inc.	Master Value Opportunities LLC
BlackRock Latin America Fund, Inc.	Quantitative Master Series LLC
BlackRock Liquidity Funds	Ready Assets Prime Money Fund
BlackRock Long-Horizon Equity Fund	Ready Assets U.S.A. Government Money Fund
BlackRock Master LLC	Ready Assets U.S. Treasury Money Fund
BlackRock Mid Cap Value Opportunities Series, Inc.	Retirement Series Trust

BRIL also acts as the principal underwriter or placement agent, as applicable, for the following closed-end registered investment company:

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Fixed Income Value Opportunities

BlackRock Preferred Partners LLC

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b)	Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 55 East 52nd Street, New York, NY 10055.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Member, Board of Managers	None
Robert Fairbairn	Chief Executive Officer and Senior Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel, Secretary and Senior Managing Director	None
James Smith	Chief Compliance Officer and Director	None
Russell McGranahan	Secretary and Managing Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Brenda Sklar	Managing Director	None
Sally George	Managing Director	None
Francis Porcelli	Managing Director	None
Lisa Hill	Managing Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Robert Kapito	Member, Board of Managers	None
Daniel Waltcher	Member, Board of Managers	None
Chris Nugent	Director	None
Joseph Craven	Managing Director	None

(c)	Not applicable.

Item 33. Location of Accounts and Records:

(a)	The Trust maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules there under (collectively, the “Records”) at the offices of State Street, 200 Clarendon Street, Boston, MA 02116.

(b)	BFA maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA, 94105.

(c)	BRIL maintains all Records relating to its services as distributor of certain Funds at 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

(d)	State Street maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 34. Management Services:

Not applicable.

Item 35. Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 908 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 20th day of June, 2013.

iSHARES TRUST

By:
Michael Latham*
President and Trustee
Date:	June 20, 2013

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 908 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

By:
Michael Latham*
President and Trustee
Date:	June 20, 2013

John E. Martinez*
Trustee
Date:	June 20, 2013

George G. C. Parker*
Trustee
Date:	June 20, 2013

Cecilia H. Herbert*
Trustee
Date:	June 20, 2013

Charles A. Hurty*
Trustee
Date:	June 20, 2013

John E. Kerrigan*
Trustee
Date:	June 20, 2013

Robert H. Silver*
Trustee
Date:	June 20, 2013

Robert S. Kapito*
Trustee
Date:	June 20, 2013

Madhav V. Rajan*
Trustee
Date:	June 20, 2013

/s/ Jack Gee
Jack Gee
Treasurer
Date:	June 20, 2013

/s/ Jack Gee
*	By: Jack Gee
Attorney-in-fact
Date:	June 20, 2013

*	Powers of Attorney, each dated June 11, 2013, for Michael Latham, Charles A. Hurty, Cecilia H. Herbert, John E. Kerrigan, Robert H. Silver, George G.C. Parker, John E. Martinez, Madhav V. Rajan and Robert S. Kapito are filed herein.

Exhibit Index

(d.2)	Schedule A to the Investment Advisory Agreement.

(e.2)	Exhibit A to the Distribution Agreement.

(h.2)	Exhibit A to the Master Services Agreement.

(h.6)	Schedule A to the Amended and Restated Securities Lending Agency Agreement.

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A.

(j)	Consent of PricewaterhouseCoopers LLP.

(q)	Powers of Attorney.